[GRAPHIC]

PROSPECTUS

DOMESTIC FUNDS

> Dresdner RCM Large Cap Growth Fund

> Dresdner RCM Tax Managed Growth Fund

> Dresdner RCM MidCap Fund

> Dresdner RCM Small Cap Fund

> Dresdner RCM Biotechnology Fund

> Dresdner RCM Balanced Fund





GLOBAL FUNDS

> Dresdner RCM Global Small Cap Fund

> Dresdner RCM Global Technology Fund

> Dresdner RCM Global Health Care Fund





INTERNATIONAL FUNDS

> Dresdner RCM International Growth Fund

> Dresdner RCM Emerging Markets Fund

> Dresdner RCM Europe Fund












April 30, 2001

[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM GLOBAL FUNDS

DOMESTIC FUNDS


DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM TAX MANAGED GROWTH FUND

DRESDNER RCM MIDCAP FUND


DRESDNER RCM SMALL CAP FUND

DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM BALANCED FUND




GLOBAL FUNDS


DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND



INTERNATIONAL FUNDS

DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
DRESDNER RCM EMERGING MARKETS FUND
DRESDNER RCM EUROPE FUND


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state or suggest otherwise.



     April 30, 2001
















[DRESDNER RCM GLOBAL FUNDS LOGO]

TABLE OF CONTENTS

RISK/RETURN SUMMARY AND FUND EXPENSES
This section summarizes the Funds' investments, risks, past performance, and fees.
        DRESDNER RCM LARGE CAP GROWTH FUND                                             2
        DRESDNER RCM TAX MANAGED GROWTH FUND                                           4
        DRESDNER RCM MIDCAP FUND                                                       6
        DRESDNER RCM SMALL CAP FUND                                                    8
        DRESDNER RCM BIOTECHNOLOGY FUND                                               10
        DRESDNER RCM BALANCED FUND                                                    12
        DRESDNER RCM GLOBAL SMALL CAP FUND                                            14
        DRESDNER RCM GLOBAL TECHNOLOGY FUND                                           16
        DRESDNER RCM GLOBAL HEALTH CARE FUND                                          18
        DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND                                 20
        DRESDNER RCM EMERGING MARKETS FUND                                            22
        DRESDNER RCM EUROPE FUND                                                      24

INVESTMENT STRATEGIES, POLICIES AND RISKS
This section provides details about the Funds' investment strategies, policies and risks.

        INVESTMENT STRATEGIES AND POLICIES                                            26
        OTHER INVESTMENT PRACTICES                                                    28
        CHANGING THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES                        30
        INVESTMENT RISKS                                                              30

ORGANIZATION AND MANAGEMENT
This section provides details about the people and organizations who oversee the Funds.

        THE FUNDS AND THE INVESTMENT MANAGER                                          33
        THE PORTFOLIO MANAGERS                                                        33
        MANAGEMENT FEES AND OTHER EXPENSES                                            36
        THE DISTRIBUTOR                                                               37

SHAREHOLDER INFORMATION
This section tells you how to buy, sell and exchange shares, how we value shares, and how we pay dividends and distributions.

        CONTACTING DRESDNER RCM GLOBAL FUNDS                                          38
        INVESTING WITH THE DRESDNER RCMFAMILY OF FUNDS                                38
        OTHER SHAREHOLDER SERVICES AND ACCOUNT POLICIES                               42
        DIVIDENDS, DISTRIBUTIONS AND TAXES                                            44

FINANCIAL HIGHLIGHTS
This section provides details on selected
financial highlights of the Funds.                                                    46


[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM LARGE CAP GROWTH FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing in equity securities of U.S. companies with at least $3 billion in market capitalization.

PRINCIPAL INVESTMENT STRATEGIES

        The Fund will normally invest at least 65% of its total assets in companies with large market capitalizations, which are companies with a total market capitalization of at least $3 billion at the time of purchase.


        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The Standard & Poor's 500 Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the United States and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions.


        The Fund invests primarily in large cap growth stocks. The universe of large cap growth stocks contains a substantial portion of technology and health care companies. In addition, a substantial percentage of the market value of the Fund's benchmark is attributable to technology and health care stocks. As a result, the Fund, like many other investment companies that invest primarily in large cap growth stocks, may from time to time invest a significant percentage of its assets in the technology and/or health care sectors. Investors should be aware that, to the extent that the Fund's portfolio includes a high proportion of technology and/or health care stocks, the Fund may be particularly vulnerable to the market and economic risks associated with those sectors.


        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE


        The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmark.


        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES

[CHART]

           1997         31.99%
           1998         44.11%
           1999         44.84%
           2000         -8.37%


For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 29.25% (for the fourth quarter of 1998) and the lowest quarterly return was -11.07% (for the fourth quarter of 2000).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)


                                                        FUND           ONE            SINCE
                                                      INCEPTION        YEAR         INCEPTION
LARGE CAP GROWTH FUND CLASS I (DRLCX)*               12/31/96         -8.37%          26.05%
LARGE CAP GROWTH FUND CLASS N (DLCNX)**              12/31/96         -8.71%          25.73%
S&P 500 Index                                              --         -9.10%          17.20%


*Returns through December 31,1998 reflect Rule 12b-1 fees. On that date, all Fund shares were redesignated as Class I Shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect Rule 12b-1 fees.

**Class N shares were first issued on March 2, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns and reflect Rule 12b-1 fees.

EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses



        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      ONE            THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
CLASS I+                            $ 77             $240             $417         $1,340
CLASS N+                            $102             $318             $552         $1,701


+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 0.75% for Class I and 1.00% for Class N, your expenses for the periods indicated would be $77, $240, $417, and $930 for Class I and $102, $318, $552, and $1,225 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.


FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                       NONE


ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                                CLASS   CLASS
                                  I        N
MANAGEMENT FEES                 0.70%     0.70%

RULE 12b-1 FEE                  NONE      0.25%

OTHER EXPENSES                  0.67%     0.79%

TOTAL ANNUAL FUND
OPERATING EXPENSES              1.37%     1.74%

LESS: FEES WAIVED
AND REIMBURSED(1)              -0.62%    -0.74%

NET OPERATING
EXPENSES(1)                     0.75%     1.00%


(1) Dresdner RCM Global Investors LLC (the "Investment Manager") has contractually agreed until at least December 31, 2005, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.75% for Class I and 1.00% for Class N. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM TAX MANAGED GROWTH FUND

GOAL

        The Fund's goal is to enhance the after-tax returns of its shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies for long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


        The Fund currently intends to invest in companies of any size, ranging from larger, well-established companies to smaller emerging growth companies. The Fund may invest up to 20% of its total assets in companies with market capitalizations below $500 million at the time of purchase.


        To maximize after-tax total returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund.


        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The Standard & Poor's 500 Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the United States and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

        Efforts to minimize the realization of capital gains are not entirely within the Fund's control and will be affected by shareholder purchase and redemption activity. In addition, efforts to maximize after-tax total returns may require trade-offs that reduce pre-tax returns.


        The Fund invests primarily in growth stocks. The universe of growth stocks contains a substantial portion of technology and health care companies. In addition, a substantial percentage of the market value of the Fund's benchmark is attributable to technology and health care stocks. As a result, the Fund, like many other investment companies that invest primarily in growth stocks, may from time to time invest a significant percentage of its assets in the technology and/or health care sectors. Investors should be aware that, to the extent that the Fund's portfolio includes a high proportion of technology and/or health care stocks, the Fund may be particularly vulnerable to the market and economic risks associated with those sectors.


        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmark.

        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES

           1999         52.44%
           2000         -8.07%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 31.98% (for the fourth quarter of 1999) and the lowest quarterly return was -11.38% (for the fourth quarter of 2000).



AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)



                                                        FUND             ONE           SINCE
                                                      INCEPTION         YEAR         INCEPTION
 TAX MANAGED GROWTH CLASS I (DRTIX)                   12/30/98         -8.07%          18.38%
 TAX MANAGED GROWTH CLASS N (DRTNX)*                  12/30/98         -8.09%          18.19%
 S&P 500 Index                                              __         -9.10%           4.89%


*Class N shares were first issued on February 12, 1999, and pay Rule 12b-1 fees. Class N returns through February 12, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.


EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses



        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      ONE            THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS I+                            $231             $467           $  829         $1,850
 CLASS N+                            $256             $792           $1,457         $3,238


+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.25% for Class Iand 1.50% for Class N, your expenses for the periods indicated would be $231, $397, $686 and $1,511 for Class I and $256, $474, $818 and $1,791 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES(1)

(fees paid directly from your investment)

CLASS I SHARES               1.00%
CLASS N SHARES               1.00%

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                               CLASS     CLASS
                                 I         N
MANAGEMENT FEES                 0.75%     0.75%

RULE 12b-1 FEE                  NONE      0.25%

OTHER EXPENSES                  0.83%     2.03%

TOTAL ANNUAL FUND
OPERATING EXPENSES              1.58%     3.03%

LESS:FEES WAIVED
AND REIMBURSED(2)              -0.33%    -1.53%

NET OPERATING
EXPENSES(2)                     1.25%     1.50%

(1) The Fund charges you a 1.00% redemption fee if you redeem shares within the first year of purchase.

(2) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.25% for Class I and 1.50% for Class N. The Fund may reimburse the Investment Manager in the future.

DRESDNER RCM MIDCAP FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing 65% of its total assets (which includes cash) and 80% of its investments (which excludes cash) in equity and equity-related securities of small- to medium-sized companies.

PRINCIPAL INVESTMENT STRATEGIES


        The Fund invests in small- to medium-sized companies with total market capitalizations not exceeding those of the largest company included in the Russell Midcap Growth Index, which currently is $19.4 billion. The Fund may also invest up to 10% of its total assets in foreign issuers.


        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The Russell Midcap Growth Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the United States and will not seek to duplicate the industry or stock allocations of the Fund's benchmark.

PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies often fluctuate more than those of larger, more established companies.

        The Fund invests primarily in midcap growth stocks. The universe of midcap growth stocks contains a substantial portion of technology and health care companies. In addition, a substantial percentage of the market value of the Fund's benchmark is attributable to technology and health care stocks. As a result, the Fund, like many other investment companies that invest primarily in midcap growth stocks, may from time to time invest a significant percentage of its assets in the technology and/or health care sectors. Investors should be aware that, to the extent that the Fund's portfolio includes a high proportion of technology and/or health care stocks, the Fund may be particularly vulnerable to the market and economic risks associated with those sectors.

        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE


        The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund. The chart below it compares the performance of the Fund over time to its benchmark.


        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]
YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES

           1991         48.23%
           1992          7.03%
           1993         10.72%
           1994          0.76%
           1995         34.53%
           1996         19.07%
           1997         17.50%
           1998         15.06%
           1999         60.18%
           2000          1.25%

For the periods covered by the year-by-year total return chart, the Fund's highest quarterly return was 42.24% (for the fourth quarter of 1999) and the lowest quarterly return was -25.02% (for the fourth quarter of 2000).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)


                                                  FUND           ONE        FIVE         TEN
                                                INCEPTION        YEAR      YEARS        YEARS
 MIDCAP FUND CLASS I (DRMCX)*                    11/6/79         1.25%     21.16%       20.05%
 MIDCAP FUND CLASS N (DMCNX)**                   11/6/79         0.99%     20.86%       19.75%
 Russell Midcap Growth Index                        --         -11.75%     17.77%       18.10%


*On December 29, 2000, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.

**Class N shares were first issued on December 29, 2000 and pay Rule 12b-1 fees. Class N returns through December 29, 2000 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.

EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     ONE             THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS I+                             $79             $248             $436         $  983
 CLASS N+                            $104             $350             $694         $1,665


+Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 0.77% for Class I and 1.02% for Class N, your expenses for the periods indicated would be $79, $246, $428 and $954 for Class I and $104, $325, $563 and $1,248 for Class N. There is no guarantee that the Investment Manager will continue such reimbursement policy.


FEES AND EXPENSES


As an investor in the Fund, you will pay the following fees and expenses.



SHAREHOLDER FEES
(fees paid directly from your investment) NONE



ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                               CLASS    CLASS
                                 I        N
MANAGEMENT FEES                 0.75%     0.75%

RULE 12b-1 FEE                  NONE      0.25%

OTHER EXPENSES                  0.05%     0.48%

TOTAL ANNUAL FUND
OPERATING EXPENSES              0.80%     1.48%

LESS: FEES WAIVED
AND REIMBURSED(1)              -0.03%    -0.46%

NET OPERATING
EXPENSES(1)                     0.77%     1.02%


(1) The Investment Manager has contractually agreed until at least June 30, 2003, to pay each quarter the amount, if any, by which the ordinary operating expenses for Class I and Class N for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.77% and 1.02%, respectively. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM SMALL CAP FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing 65% of its total assets (which includes cash) and 80% of its investments (which excludes cash) in equity and equity-related securities of small companies.

PRINCIPAL INVESTMENT STRATEGIES


        Under normal market conditions, the Fund invests at least 90% of its investments in companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Russell 2000 Index, which currently ranges between $30 million and $3.5 billion. The Fund may also invest up to 10% of its total assets in foreign issuers.


        The Fund will maintain a weighted-average market capitalization that is no less than 50% and no more than 200% of the weighted-average market capitalization of the securities that comprise the Russell 2000 Index.


        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies that it expects with have higher than average rates of growth and strong potential for capital appreciation. The Russell 2000 Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the United States and will not seek to duplicate the industry or stock allocations of the Fund's benchmark.


PRINCIPAL INVESTMENT RISKS

        Because the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies fluctuate more than those of larger more established companies.


        The Fund invests primarily in small cap growth stocks. The universe of small cap growth stocks contains a substantial portion of technology companies. In addition, a substantial percentage of the Fund's benchmark is attributable to technology stocks. As a result, the Fund, like many other investment companies that invest primarily in small cap growth stocks, may from time to time invest a significant percentage of its assets in the technology sector. Investors should be aware that, to the extent that the Fund's portfolio includes a high proportion of technology stocks, the Fund may be vulnerable to the market and economic risks associated with such sector.


        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund. The chart below it compares the performance of the Fund over time to its benchmark.

        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES


[CHART]

           1993          9.20%
           1994         -2.16%
           1995         34.08%
           1996         34.39%
           1997         19.49%
           1998          1.11%
           1999         12.40%
           2000        -17.87%


For the periods covered by the year-by-year total return chart, the Fund's highest quarterly return was 27.06% (for the fourth quarter of 1999) and the lowest quarterly return was -26.61% (for the third quarter of 1998).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)


                                     FUND             ONE             FIVE           SINCE
                                   INCEPTION         YEAR             YEARS        INCEPTION
 SMALL CAP FUND CLASS I (DRSCX)*        1/3/92        -17.87%            8.43%         11.31%
 Russell 2000 Index                    --              -3.03%           10.31%         12.56%


*On December 29, 2000, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.


EXAMPLE


        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:


        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE             THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS I+                            $104             $329             $583         $1,312


+Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.02% for Class I, your expenses for the periods indicated would be $104, $325, $563 and $1,248. There is no guarantee that the Investment Manager will continue such reimbursement policy.


FEES AND EXPENSES


As an investor in the Fund, you will pay the following fees and expenses.


SHAREHOLDER FEES
(fees paid directly from your investment) NONE


ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                                CLASS
                                  I
 MANAGEMENT FEES                1.00%

 RULE 12b-1 FEE                 NONE

 OTHER EXPENSES                 0.09%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES             1.09%

 LESS: FEES WAIVED
 AND REIMBURSED(1)             -0.07%

 NET OPERATING
 EXPENSES(1)                    1.02%


(1) The Investment Manager has contractually agreed until at least June 30, 2003, to pay each quarter the amount, if any, by which the ordinary operating expenses for Class I for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.02%. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM BIOTECHNOLOGY FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing in equity securities of biotechnology companies.

PRINCIPAL INVESTMENT STRATEGIES

        The Fund will normally invest at least 65% of its total assets in biotechnology companies. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its total assets in biotechnology companies with market capitalizations below $100 million at the time of purchase. The Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States. However, the Fund may invest up to 25% of its total assets in foreign issuers organized or headquartered in any one foreign country.

        Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry.


        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on biotechnology companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The American Stock Exchange Biotechnology Index, the NASDAQ Biotechnology Index, and the Russell 2000 Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and will not seek to duplicate the stock allocations of the Fund's benchmarks.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        Because the Fund will focus its investments in biotechnology companies, it will be more susceptible than more diversified funds to market and other conditions affecting biotechnology companies. As a result, its share price may be more volatile than a fund with a more broadly diversified portfolio.


        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends in part on the political and economic environments in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.


        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]
YEAR-BY-YEAR TOTAL RETURNS FOR CLASS N SHARES

           1998         17.76%
           1999        111.39%
           2000         81.93%


For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 65.41% (for the fourth quarter of 1999) and the lowest quarterly return was -17.30% (for the fourth quarter of 2000). Average Annual Total Returns (Through December 31, 2000)


                                                        FUND            ONE            SINCE
                                                      INCEPTION         YEAR         INCEPTION
 BIOTECHNOLOGY FUND CLASS N (DRBNX)                   12/30/97         81.93%          65.37%
 AMEX Biotech Index                                         --         62.05%          57.63%
 NASDAQ Biotech Index                                       --         23.00%          53.80%
 Russell 2000 Index                                         --         -3.03%           5.74%


EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses



        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE             THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS N+                            $153             $480             $831         $1,821


+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment) NONE


ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                            CLASS
                              N
 MANAGEMENT FEES            1.00%

 RULE 12b-1 FEE             0.25%

 OTHER EXPENSES             0.28%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES         1.53%

 LESS: FEES WAIVED
 AND REIMBURSED(1)          -0.03%

 NET OPERATING
 EXPENSES(1)                1.50%


(1) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for Class N for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50%. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM BALANCED FUND

GOAL



        The Fund's goal is to seek long-term capital appreciation and current income by investing in a diversified portfolio of equity and fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES

        Under normal market conditions, the Fund will invest up to 75% of its total assets in equity securities and at least 25% of its total assets in investment grade fixed-income securities. Up to 30% of the Fund's total assets may be invested in securities of foreign issuers.

        The Investment Manager will allocate the Fund's assets among various types of equity and fixed-income securities. The allocation of the Fund's assets will fluctuate with factors affecting the relative attractiveness of such equity and fixed-income securities. These factors include, among others: general market and economic conditions and trends, interest and inflation rates, fiscal and monetary developments, long-term corporate earnings growth, and expected total return and risk of each asset class.


        The Investment Manager will focus the equity portion of the portfolio on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Foreign stocks are chosen using a similar process, while also considering country allocation and currency exposure. The Fund's equity securities may be of any capitalization. However, the Fund will generally not invest in securities with market capitalizations below $1 billion.



        The Fund uses fundamental and original research to select fixed-income securities and to manage the mix between U.S. and foreign bonds. The Fund's fixed- income securities may be of any maturity. A bond's maturity and duration, among other factors, are important components of the Fund's fixed-income process. The Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and a composite comprised of 60% Standard & Poor's 500 Index/40% Lehman Brothers Aggregate Bond Index are the Fund's performance benchmarks. The Investment Manager bases its equity and fixed-income security selections on their relative investment merits and will not seek to duplicate the Fund's benchmarks.


PRINCIPAL INVESTMENT RISKS

        Because the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.


        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock and bond market and economic conditions. The yields and values of its fixed-income securities also fluctuate with changes in interest rates; if interest rates rise, the value of fixed-income securities may fall.


        The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Stock prices of smaller and newer companies fluctuate more than those of larger more established companies.

        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE


        The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for its first full year of operation. The chart below it compares the performance of the Fund over time to its benchmarks.



        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]
YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES

           2000         -2.64%


For the period covered by the year-by-year total return chart, the Fund's highest quarterly return was 5.54% (for the first quarter of 2000) and the lowest quarterly return was -5.37% (for the fourth quarter of 2000). Average Annual Total Returns (Through December 31, 2000)


                                                        FUND            ONE            SINCE
                                                      INCEPTION         YEAR         INCEPTION
 BALANCED FUND CLASS I (DRBLX)                        12/15/99         -2.64%           3.55%
 S&P 500 Index                                              --         -9.10%          -5.26%
 Lehman Brothers Aggregate Bond Index                       --         11.63%          10.49%
 Blended 60% S&P 500 Index/40% Lehman Brothers
 Aggregate Bond Index                                       --         -0.99%           1.09%


EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE             THREE            FIVE           TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS I+                             $92             $573           $1,082         $2,480


+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 0.90% for Class I, your expenses for the periods indicated would be $92, $287, $498 and $1,108. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.


FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)            NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                            CLASS
                              I
 MANAGEMENT FEES            0.65%

 RULE 12b-1 FEE             NONE

 OTHER EXPENSES             1.60%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES         2.25%

 LESS: FEES WAIVED
 AND REIMBURSED(1)         -1.35%

 NET OPERATING
 EXPENSES(1)                0.90%


(1) The Investment Manager has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.90% for Class I. The Fund may reimburse the Investment Manager in the future.


[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM GLOBAL SMALL CAP FUND

GOAL



        The Fund's goal is to seek long-term capital appreciation by investing in equity securities of companies with small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES


        Under normal market conditions, the Fund invests at least 65% of its investments in companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the MSCI World Small Cap Index, which currently ranges between $10 million to $1.7 billion. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities that comprise the MSCI World Small Cap Index; this currently would permit the Fund to maintain a weighted-average market capitalization ranging from $264 million to $1.1 billion.



        As a fundamental policy which cannot be changed without shareholder approval, the Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund currently expects the majority of its foreign investments will be in companies organized or headquartered in Japan and the countries of Western Europe.



        Under normal market conditions, the Fund will invest no more than 25% of its total assets in issuers that are organized or headquartered in any one foreign country, other than France, Germany, Japan and the United Kingdom.



        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The MSCIWorld Small Cap Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry around the world and will not seek to duplicate the country or sector allocations of the Fund's benchmark.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.


        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.



        The Fund invests primarily in small cap growth stocks. The universe of small cap growth stocks contains a substantial portion of technology companies. In addition, a substantial percentage of the Fund's benchmark is attributable to technology stocks. As a result, the Fund, like many other investment companies that invest primarily in small cap growth stocks, may from time to time invest a significant percentage of its assets in the technology sector. Investors should be aware that, to the extent that the Fund's portfolio includes a high proportion of technology stocks, the Fund may be vulnerable to the market and economic risks associated with such sector.


        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmark.

        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES


           1997         25.48%
           1998         19.29%
           1999        104.63%
           2000        -13.88%


For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 64.80% (for the fourth quarter of 1999) and the lowest quarterly return was -23.37% (for the third quarter of 1998).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)


                                                        FUND            ONE           SINCE
                                                      INCEPTION         YEAR         INCEPTION
 GLOBAL SMALL CAP FUND CLASS I (DGSCX)*               12/31/96        -13.88%          27.44%
 GLOBAL SMALL CAP FUND CLASS N (DGSNX)**              12/31/96        -13.84%          27.28%
 MSCIWorld Small Cap Index                                             -1.60%           3.70%


*Returns through December 31,1998 reflect Rule 12b-1 fees. On that date, all Fund shares were redesignated as Class I Shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect Rule 12b-1 fees.

**Class N shares were first issued on March 9, 1999, and pay Rule 12b-1 fees. Class N returns through March 9, 1999 are based on Class I returns and reflect Rule 12b-1 fees.


EXAMPLE


        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE             THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS I+                            $153             $516          $   904         $1,992
 CLASS N+                            $178             $645           $1,139         $2,499


+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class I and 1.75% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791 for Class I and $178, $551, $949, and $2,062 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                        NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                                CLASS    CLASS
                                  I        N
 MANAGEMENT FEES                1.00%     1.00%

 RULE 12b-1 FEE                 NONE     0.25%

 OTHER EXPENSES                 0.70%    0.95%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES             1.70%    2.20%

 LESS: FEES WAIVED
 AND REIMBURSED(1)            -0.20%    -0.45%

 NET OPERATING
 EXPENSES(1)                    1.50%    1.75%


(1) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM GLOBAL TECHNOLOGY FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing in equity securities of technology companies.

PRINCIPAL INVESTMENT STRATEGIES

        The Fund will normally invest at least 65% of its total assets in technology companies. The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its total assets in technology companies with market capitalizations below $100 million at the time of purchase.

        Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services.


        As a fundamental policy, which cannot be changed without shareholder approval, the Fund invests in technology companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 50% of its total assets in foreign issuers (but under normal market conditions no more than 25% of its total assets in issuers organized or headquartered in any one foreign country, other than Japan).



        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on technology companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Standard & Poor's 500 Index and the Lipper Science & Technology Fund Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company around the world and will not seek to duplicate the Fund's benchmarks.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        Because the Fund will focus its investments in technology companies, it will be more susceptible than more diversified funds to market and other conditions affecting technology companies. As a result, its share price may be more volatile than a fund with a more broadly diversified portfolio.

        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES

              1996        26.41%
              1997        27.08%
              1998        61.05%
              1999       182.95%
              2000       -14.33%


For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 82.82% (for the fourth quarter ended 1999) and the lowest quarterly return was -34.45% (for the fourth quarter of 2000).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)



                                               FUND           ONE        FIVE           SINCE
                                            INCEPTION         YEAR       YEARS        INCEPTION
GLOBAL TECHNOLOGY FUND CLASS I (DRGTX)*      12/27/95       -14.33%      44.37%          44.37%
GLOBAL TECHNOLOGY FUND CLASS N (DGTNX)**     12/27/95       -14.60%      44.02%          44.02%
S&P 500 Index                                      --       -9.10%       18.33%          18.34%
Lipper Science & Technology Fund Index             --       -30.27%      22.54%          22.43%



*On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.


**Class N shares were first issued on January 20, 1999, and pay Rule 12b-1 fees. Class N returns through January 20, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.


EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE             THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS I                             $123             $384          $   665         $1,466
 CLASS N                             $153             $474          $   818         $1,791


FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)         NONE


ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                                CLASS    CLASS
                                  I        N
 MANAGEMENT FEES                1.00%    1.00%

 RULE 12b-1 FEE                 NONE     0.25%

 OTHER EXPENSES                 0.21%    0.25%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES             1.21%    1.50%

 LESS: FEES WAIVED
 AND REIMBURSED(1)                 0%       0%

 NET OPERATING
 EXPENSES(1)                    1.21%    1.50%


(1) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM GLOBAL HEALTH CARE FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing in equity securities of health care companies.

PRINCIPAL INVESTMENT STRATEGIES


        The Fund will normally invest at least 65% of its total assets in health care companies. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its total assets in health care companies with market capitalizations below $100 million at the time of purchase.


        Health care companies include pharmaceutical, biochemical, biotechnology health care service and medical device companies. These companies are typically involved in research and development or ownership and/or the operation of health care facilities, franchises or practices, and the design, production or selling of medical, dental and optical products. A company will be deemed to be principally engaged in the health care business if:

        1) at least 50% of its earnings or revenues are derived from health care activities; or

        2) at least 50% of its assets are devoted to such activities, based upon the company's financial statements as of the end of its most recent fiscal year.


        As a fundamental policy, which cannot be changed without shareholder approval, the Fund invests in health care companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund currently expects the majority of its foreign investments will be in companies organized or headquartered in Japan and the countries of Western Europe.


        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on health care companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Standard & Poor's 500 Index and the Russell Midcap Health Care Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company around the world and will not seek to duplicate the Fund's benchmarks.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        Because the Fund will focus its investments in health care companies, it will be more susceptible than more diversified funds to market and other conditions affecting health care companies. As a result, its share price may be more volatile than a fund with a more broadly diversified portfolio.

        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]
YEAR-BY-YEAR TOTAL RETURNS FOR CLASS N SHARES

           1997         30.00%
           1998         25.57%
           1999         28.74%
           2000         73.37%


For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 39.43% (for the fourth quarter of 1999) and the lowest quarterly return was -5.49% (for the fourth quarter of 2000).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)


                                                        FUND            ONE            SINCE
                                                      INCEPTION         YEAR         INCEPTION
 GLOBAL HEALTH CARE FUND CLASS N (DGHCX)              12/31/96         73.37%          38.16%
 S&P 500 Index                                              --         -9.10%          17.20%
 Russell Midcap Health Care Index                           --         27.40%          15.06%


EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                     ONE             THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS N+                            $153             $504             $879         $1,932


+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)         NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                            CLASS
                              N
 MANAGEMENT FEES            1.00%

 RULE 12b-1 FEE             0.25%

 OTHER EXPENSES             0.39%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES         1.64%

 LESS: FEES WAIVED
 AND REIMBURSED(1)         -0.14%

 NET OPERATING
 EXPENSES(1)                1.50%


(1) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for Class N for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50%. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing in equity securities of foreign companies.

PRINCIPAL INVESTMENT STRATEGIES

        The Fund will normally invest at least 65% of its total assets in foreign companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $1 billion at the time of purchase, with no more than 15% of the Fund's total assets in companies with market capitalizations below $100 million at the time of purchase.


        The Fund invests in issuers located in at least ten different countries. The Fund may invest up to 65% of its total assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its total assets in companies organized or headquartered in any other foreign country. The Fund may also invest up to 10% of its total assets in U.S. companies.



        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE) Index and the Morgan Stanley Capital International All Country World Free (MSCI-ACWI) Ex-U.S. Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the world and will not seek to duplicate the country or industry allocations of the Fund's benchmarks.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investment will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.


        The Fund may invest a substantial portion of its assets in one or more sectors of the economy. Currently, a substantial percentage of the market value of the Fund's benchmarks are attributable to financial sector stocks. As a result, the Fund may from time to time invest a significant percentage of its assets in the financial sector. Investors should be aware that, to the extent the Fund's portfolio includes a high proportion of stocks in the financial sector, the Fund may be particularly vulnerable to the market and economic risks associated with such sector.


        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES


            1995         17.98%
            1996         19.31%
            1997         17.93%
            1998         13.81%
            1999         60.66%
            2000        -26.76%


For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 41.32% (for the fourth quarter of 1999) and the lowest quarterly return was -16.16% (for the third quarter of 1998).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)


                                                        FUND       ONE      FIVE       SINCE
                                                     INCEPTION*    YEAR     YEARS    INCEPTION
 INTERNATIONAL GROWTH EQUITY FUND CLASS I (DRIEX)**    5/22/95    -26.76%   13.51%     14.66%
 INTERNATIONAL GROWTH EQUITY FUND CLASS N (DIENX)***   5/22/95    -26.95%   13.23%     14.38%
 MSCI-EAFE Index                                            --    -13.95%    7.43%      7.60%
 MSCI-ACWI Ex-U.S. Index                                    --    -15.09%    6.73%      7.00%


*The Fund commenced operations on December 28, 1994 and its shares were first registered for offer and sale on May 22, 1995. In accordance with SEC regulations, performance information is provided for the period beginning on May 22, 1995.


**On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.


***Class N shares were first issued on March 9, 1999, and pay Rule 12b-1 fees. Class N returns through March 9, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.


EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE             THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS I+                            $102             $318           $  552         $1,225
 CLASS N+                            $127             $630           $1,160         $2,611


        + Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.25% for Class N, your expenses for the periods indicated would be $127, $397, $686 and $1,511 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.


FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)         NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                                CLASS     CLASS
                                  I         N
 MANAGEMENT FEES                0.75%     0.75%

 RULE 12b-1 FEE                 NONE      0.25%

 OTHER EXPENSES                 0.25%     1.36%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES             1.00%     2.36%

 LESS: FEES WAIVED
 AND REIMBURSED(1)                 0%    -1.11%

 NET OPERATING
 EXPENSES(1)                    1.00%     1.25%


(1) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.00% for Class I and 1.25% for Class N. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM EMERGING MARKETS FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing in equity securities of emerging market companies.

PRINCIPAL INVESTMENT STRATEGIES

        The Fund will normally invest at least 80% of its total assets in emerging market companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $100 million at the time of purchase.


        The Fund may invest up to 15% of its total assets in companies that are organized or headquartered in any one emerging market country. The Fund may also invest up to 20% of its total assets in companies that are organized or headquartered in developed countries.


        Emerging market companies are organized or headquartered in any country considered an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations, or other recognized international financial institutions. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries of Western Europe.



        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index and the Standard & Poor's Emerging Markets Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the world and will not seek to duplicate the country or sector allocations of the Fund's benchmark.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies. Emerging country markets involve greater risk and volatility than more developed markets.

        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

        The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception.The chart below it compares the performance of the Fund over time to its benchmarks.

        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES

           1998         -8.39%
           1999         92.12%
           2000        -25.24%


For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 52.95% (for the fourth quarter of 1999) and the lowest quarterly return was -16.26% (for the second quarter of 1998).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)


                                                        FUND            ONE            SINCE
                                                      INCEPTION         YEAR         INCEPTION
 EMERGING MARKETS FUND CLASS I (DRMIX)*               12/30/97        -25.24%           9.49%
 EMERGING MARKETS FUND CLASS N (DRMNX)**              12/30/97        -25.29%           9.30%
 MSCI Emerging Markets Free Index                           --        -30.60%          -4.74%
 S&P Emerging Markets Index                                 --        -30.42%          -3.15%


*On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.


**Class N shares were first issued on March 9, 1999, and pay Rule 12b-1 fees. Class N returns through March 9, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class Nshares.


EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE           THREE            FIVE            TEN
                                     YEAR          YEARS            YEARS          YEARS
 CLASS I+                            $153           $1,174           $2,197         $4,759
 CLASS N+                            $178           $1,381           $2,564         $5,430


+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class I and 1.75% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791 for Class I and $178, $551, $949, and $2,062 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment) NONE


ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                                CLASS     CLASS
                                  I         N
 MANAGEMENT FEES                1.00%     1.00%

 RULE 12b-1 FEE                 NONE      0.25%

 OTHER EXPENSES                 3.93%     4.63%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES             4.93%     5.88%

 LESS: FEES WAIVED
 AND REIMBURSED(1)             -3.43%    -4.13%

 NET OPERATING
 EXPENSES(1)                    1.50%     1.75%


(1) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

DRESDNER RCM EUROPE FUND

GOAL

        The Fund's goal is to seek long-term capital appreciation by investing in equity securities of European companies.

PRINCIPAL INVESTMENT STRATEGIES

        The Fund invests primarily in companies located in Europe, from both European Economic and Monetary Union ("EMU") and non-EMU countries. Under normal market conditions, the Fund invests at least 75% of its total assets in these companies. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries.


        The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International (MSCI) Europe Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout Europe and will not seek to duplicate the country or sector allocations of the Fund's benchmark.


PRINCIPAL INVESTMENT RISKS

        Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.


        The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities depends in part on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.



        The Fund may invest a substantial portion of its assets in one or more sectors of the economy. Currently, a substantial percentage of the market value of the Fund's benchmark is attributable to financial sector stocks. As a result, the Fund may from time to time invest a significant percentage of its assets in the financial sector. Investors should be aware that, to the extent the Fund's portfolio includes a high proportion of stocks in the financial sector, the Fund may be particularly vulnerable to the market and economic risks associated with such sector.


        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE


        The bar chart and table shown on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmark.


        Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS N SHARES*

         1991          -5.74%
         1992         -12.44%
         1993          31.54%
         1994          -4.98%
         1995           1.33%
         1996          15.87%
         1997          25.70%
         1998          37.23%
         1999          43.59%
         2000         -11.39%


For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 51.43% (for the fourth quarter of 1999) and the lowest quarterly return was -15.41% (for the third quarter of 1998).


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2000)*


                                               FUND       ONE         FIVE          TEN
                                             INCEPTION    YEAR        YEARS        YEARS
 EUROPE FUND CLASS N (DRENX)**               4/5/90      -11.39%      20.55%       10.29%
 EUROPE FUND CLASS I(DREUX)***               4/5/90      -11.64%      20.49%       10.26%
 MSCI Europe Index                               --       -8.14%      15.75%       13.91%
 DAX100 Index****                                --         N/A       12.82%       11.23%


*For the periods through February 9, 1999 the bar chart and table reflect the performance of the Fund under its objective of investing primarily in equity securities of German companies. For periods through May 3, 1999 the bar chart and table reflect the performance of the Fund as a closed-end investment company. On February 9, 1999, the Fund's objective was expanded to permit investment in European companies. On May 3, 1999, the Fund converted from a closed-end to an open-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees.

**Returns through May 3, 1999 do not reflect Rule 12b-1 fees. Class N returns through May 3, 1999 would be lower if Rule 12b-1 fees had been paid.


***Class I shares which were first authorized on May 3, 1999, which do not pay Rule 12b-1 fees. There were no Class I shares outstanding as of December 31, 1999. Returns through December 31, 1999 are based on Class N returns and reflect Rule 12b-1 fees.

****Since February 9, 1999, when the Fund's mandate was expanded, the Fund has been comparing its performance to the MSCI Europe Index. Before February 9, 1999, when the Fund invested primarily in equity securities of German Companies the Fund compared its performance to the DAX100 Index, a German focused index.

EXAMPLE

        Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

        -  $10,000 investment in the Fund

        -  5% annual return

        -  redemption at the end of each period

        -  no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE             THREE            FIVE            TEN
                                     YEAR            YEARS            YEARS          YEARS
 CLASS N+                            $163             $556           $1,025         $2,323
 CLASS I+                            $137           $1,295           $3,184         $7,187


+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.35% for Class I and 1.60% for Class N, your expenses for the periods indicated would be $137, $428, $738 and $1,624 for Class I and $163, $505, $871 and $1,900 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.


FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES

(fees paid directly from your investment)            NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)


                               CLASS    CLASS
                                 I        N
 MANAGEMENT FEES                1.00%     1.00%

 RULE 12b-1 FEE                 NONE      0.25%

 OTHER EXPENSES(1)              8.67%     0.82%

 TOTAL ANNUAL FUND
 OPERATING EXPENSES             9.67%     2.07%

 LESS: FEE WAIVER
 AND REIMBURSEMENT(1)          -8.32%   -0.47%

 NET OPERATING
 EXPENSES(1)                    1.35%     1.60%


(1) The Investment Manager has contractually agreed until at least December 31, 2002, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.35% for Class I and 1.60% for Class N. The Fund may reimburse the Investment Manager in the future.



[DRESDNER RCM GLOBAL FUNDS LOGO]

INVESTMENT STRATEGIES, POLICIES AND RISKS


INVESTMENT STRATEGIES AND POLICIES

        The following pages provide additional information about the Funds' principal Investment Strategies and risks, as well as certain other important investment policies.

HOW DO THE FUNDS SELECT EQUITY INVESTMENTS?

        While the Funds emphasize investments in growth companies, the Funds also may invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential.

        When the Investment Manager analyzes a specific company it evaluates the fundamental value of each enterprise as well as its prospects for growth. In most cases, these companies have one or more of the following characteristics:

    - Superior management.

    - Strong balance sheets.

    - Differentiated or superior products or services.

    - Substantial capacity for growth in revenue through either an expanding market or expanding market share.

    - Strong commitment to research and development.

    - A steady stream of new products or services.

        In evaluating potential equity investments, the Funds do not restrict their investments to companies with a record of dividend payments.

        When evaluating foreign companies, the Investment Manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook, and interest rate environment for the country and the region in which the company is located, as well as other factors it deems relevant.

        In addition to traditional research activities, the Investment Manager uses research produced by its GrassrootsSM Research operating group. Grassroots-SM- Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that GrassrootsSM Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which the Funds might invest and by checking marketplace assumptions about market demand for particular products and services.

HOW DOES THE BALANCED FUND SELECT FIXED-INCOME INVESTMENTS?

        The Investment Manager's fixed-income philosophy focuses on a top-down investment process that begins with the development of an economic outlook. Data on economic sectors and industries, in conjunction with analysis of monetary and fiscal policy, underlie the analysis of the fixed-income investment environment. Total rates of return are projected for bond market sectors under various market scenarios that incorporate potential interest rate shifts over a specified time period.

        In evaluating individual fixed-income investment opportunities, the Investment Manager uses a variety of proprietary and vendor supplied systems that provide information in support of its investment selection process.

WHAT KINDS OF EQUITY SECURITIES DO THE FUNDS INVEST IN?

        The Funds invest primarily in common stocks and depositary receipts, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar depositary instruments representing securities of foreign companies. Common stocks represent the basic equity ownership interests in a company. Depositary receipts are issued by banks or other financial institutions and represent, or may be converted into, underlying ordinary shares of a foreign company. They may be sponsored by the foreign company or organized independently.


        The Funds may also invest in other equity and equity related securities. These include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock.


DO THE FUNDS INVEST IN FOREIGN SECURITIES?


        The Large Cap Growth Fund may invest 20%, the Tax Managed Growth Fund and the Biotechnology Fund 25%, the Balanced Fund 30%, and the MidCap Fund and Small Cap Fund 10%, of their total assets in foreign securities (but no more than 10% in any one foreign country). Such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its total assets in foreign securities, subject to the limits described above.


DO THE FUNDS, OTHER THAN THE EMERGING MARKETS FUND, INVEST IN EMERGING MARKETS?


        The International Growth Equity Fund and the Global Small Cap Fund may each invest 30%, the Global Technology Fund 20%, the Global Health Care Fund and Biotechnology Fund 15%, and the Large Cap Growth Fund 10%, of their total assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Tax Managed Growth Fund may invest up to 5% of its total assets in companies located in emerging market countries. Such investments are not currently a principal investment technique for these Funds. However, if emerging markets present attractive investment opportunities, any one of these Funds may increase the percentage of its total assets in emerging markets, subject to the limits described above.

WHAT KINDS OF FOREIGN SECURITIES DO THE FUNDS INVEST IN?

        The Funds invest in the following types of foreign equity and equity-linked securities:

    - Securities of companies that are organized or headquartered outside the United States, or that derive at least 50% of their total revenue outside the United States.

    - Securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted.

    - Depositary receipts.

    - Securities of other investment companies investing primarily in such equity and equity- related foreign securities.


        The Investment Manager expects that the Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet a Fund's investment criteria. The Funds also may invest in securities that are not publicly traded either in the United States or in foreign markets.

WHAT KINDS OF DEBT SECURITIES DOES THE BALANCED FUND INVEST IN?

        Debt securities which are eligible investments for the Fund include, but are not limited to, the following: debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt securities issued or guaranteed by foreign national governments, their agencies or instrumentalities; debt securities issued or guaranteed by supranational organizations; and corporate debt securities.


        Debt securities include bonds and other debt instruments used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

        In general, most debt securities held by the Fund will be investment grade (i.e., rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, determined by the Investment Manager to be of comparable quality.) Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower investment grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities.

U.S. GOVERNMENT SECURITIES

        U.S. Government Securities are high-quality debt


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INVESTMENT STRATEGIES, POLICIES AND RISKS

instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentalities of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States.


MORTGAGE-RELATED SECURITIES

        Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans secured by real or commercial property, and include pass-through securities, collateralized mortgage obligations, real estate mortgage conduits, and adjustable rate mortgage securities.

ASSET-BACKED SECURITIES

        Asset-backed securities represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

OTHER INVESTMENT PRACTICES

        The Funds may also employ the following investment techniques in pursuit of their investment objectives.

DO THE FUNDS BUY AND SELL FOREIGN CURRENCIES?

        The Investment Manager expects to purchase or sell foreign currencies primarily to settle foreign securities transactions. However, each Fund may also engage in currency management transactions to hedge currency exposure related to securities it owns or expects to purchase. A Fund may also hold foreign currency received in connection with investments in foreign securities when the Investment Manager believes the relevant exchange rates will change favorably and it would be better to convert the currency into U.S. dollars at a later date.

        For purposes of the percentage limitations on each Fund's investments in foreign securities, the term "securities" does not include foreign currencies. This means that a Fund's exposure to foreign currencies or multinational currencies such as the "Euro" may be greater than its percentage limitation on investments in foreign securities. Each Fund will incur costs in connection with conversions between various currencies, and gains in a particular securities market may be affected (either positively or negatively) by changes in exchange rates.

DO THE FUNDS HEDGE THEIR INVESTMENTS?

        For hedging purposes, each Fund (other than the MidCap Fund and Small Cap Fund) may purchase options on stock indices and on securities it is authorized to purchase. If a Fund purchases a "put" option on a security, the Fund acquires the right to sell the security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If a Fund purchases a "call" option on a security, it acquires the right to purchase the security at a specified price at any time during the term of the option (or on the option expiration date). An option on a stock index gives a Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. A Fund may "close out" an option before it is exercised or expires by selling an option of the same series as the option previously purchased.


        Each Fund may employ certain techniques to hedge against currency exchange rate fluctuations, changes in interest rates or general fluctuations in the value of its portfolio securities. These techniques may include forward currency exchange contracts, currency options, futures contracts (and related options), and currency swaps.

        A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the currency at the close of the last trading day of the contract and the contract price. Index futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Currency swaps involve the exchange of rights to make or receive payments in specified currencies.

        Each Fund (other than the MidCap Fund and Small Cap Fund) may cross-hedge currencies, which involves writing or purchasing options or entering into foreign exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes changes between the two currencies are correlated.


WHAT ARE THE FUNDS' PORTFOLIO TURNOVER POLICIES?



        Each Fund may invest in securities on either a long-term or short-term basis. The Investment Manager will sell a Fund's portfolio securities whenever it deems appropriate, regardless of the length of time the Fund has held the securities, and may purchase or sell securities for short-term profits. Turnover will be influenced by sound investment practices, each Fund's investment objective and the need for funds for the redemption of a Fund's shares. A high portfolio turnover rate would increase a Fund's brokerage commission expenses and other transaction costs, and may increase its taxable capital gains. See, "Financial Highlights" for the Funds' portfolio turnover rates.

WHAT ARE THE FUNDS' INVESTMENT POLICIES IN UNCERTAIN MARKETS?

        When the Investment Manager believes a Fund should adopt a temporary defensive posture, including periods of international, political or economic uncertainty, a Fund may hold all or a substantial portion of its assets in investment grade debt securities. The securities may be debt obligations issued or guaranteed by the U.S. Government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers. During these periods, a Fund may not achieve its investment objective.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT INVESTMENT PRACTICES?

        The Statement of Additional Information ("SAI") has more detailed information about the investment practices described in this Prospectus as well as information about other investment practices used by the Investment Manager.


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INVESTMENT STRATEGIES, POLICIES AND RISKS

CHANGING THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

        Each Fund's investment objective of long-term capital appreciation and current income, in the case of the Balanced Fund, is a fundamental policy that may not be changed without shareholder approval. However, except as otherwise indicated in this Prospectus or the SAI, each Fund's other investment policies and restrictions are not fundamental and may be changed without shareholder approval.

        The various percentage limitations referred to in this Prospectus and the SAI apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, a Fund is not required to sell any security in its portfolio as a result of a change in any applicable percentage resulting from market fluctuations.

INVESTMENT RISKS

        Your investment in the Funds is subject to a variety of risks, including those described below. See the SAI for further information about these and other risks.

EQUITY INVESTMENTS

        The prices of equity securities fluctuate based on changes in the issuer's financial condition and prospects on overall market and economic conditions.

DEBT SECURITIES

        The yield and price of a debt security changes daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The following are some of the more common risk factors associated with investments in debt securities:

        INTEREST RATE RISK. The change in the prices of debt securities that accompany changes in the overall level of interest rates. Debt securities have varying levels of sensitivity to changes in interest rates. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds, lower quality bonds and zero coupon bonds are generally more sensitive to interest rate changes.

        CREDIT RISK. The chance that a Fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing the Fund's income level and share price. By definition, lower-rated securities carry a higher credit risk.

        GEOGRAPHIC RISK. The chance of price declines resulting from developments in a single foreign country.

        CALL RISK. Debt obligations may be issued with a call feature (call features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Fund would otherwise choose to eliminate it from its portfolio holdings. A call may also reduce an obligation's yield to maturity.

        PREPAYMENT RISK. Mortgage-related and asset-backed securities are subject to prepayment risk. Such securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

SPECIFIC INDUSTRIES

        Because the Global Technology Fund, Global Health Care Fund and Biotechnology Fund each focus on a single industry, each will be more susceptible than other diversified funds to market and other conditions affecting that industry. These conditions include competitive pressures affecting the companies' financial condition, rapid product obsolescence, dependence on extensive research and development, aggressive pricing and greater sensitivity to changes in governmental regulation and policies. As a result, the net asset value of these Funds may be more volatile than an investment company with a more broadly diversified portfolio.

SMALL COMPANIES

        Investments in small companies may involve greater risks than investments in larger companies, and may be speculative. The securities of small companies, as a class, have had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources and inexperienced management. They often face competition from larger or more established firms that have greater resources. Small companies may have less ability to raise additional capital, and may have a less diversified product line (making them susceptible to market pressure), than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. Selling these securities may take an extended period of time. As a result, to the extent a Fund invests in small companies, its net asset value may be more volatile than would otherwise be the case.

FOREIGN SECURITIES

        Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to U.S. issuers. Furthermore, certain foreign countries may be politically unstable, expropriate or nationalize assets, revalue currencies, impose confiscatory taxes, and limit foreign investment and use or removal of funds or other assets of a Fund (including the withholding of dividends and limitations on the repatriation of currencies). A Fund may also face difficulties or delays in obtaining or enforcing judgments.

        Most foreign securities markets have substantially less volume than U.S. markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the U.S. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not been able to keep pace with the volume of securities transactions, making it difficult to conduct and complete transactions. In addition, the costs associated with transactions in securities of foreign companies and securities traded on foreign markets, and the expense of maintaining custody of these securities with foreign custodians, generally are higher than in the U.S.

        Because certain of the Funds may invest more than 25% of their total assets in the securities of companies organized or headquartered in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries.

EMERGING MARKETS

        Investments in emerging markets involve additional risks. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than U.S. and other developed foreign markets. Disclosure and regulatory standards are less stringent. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and of the activities of investors in such markets, and enforcement of existing regulations has been limited.

        Economies in emerging market countries generally depend heavily on international trade. They may be affected adversely by the economic conditions of the countries with which they trade, as well as by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by these countries. In many cases, governments of emerging market countries continue to exercise significant control over the economies of these countries. In addition, some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a greater possibility of confiscatory taxation,


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

INVESTMENT STRATEGIES, POLICIES AND RISKS


imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of a Fund's investments in those countries.

OPTIONS, CURRENCY HEDGING AND CURRENCY MANAGEMENT

        Stock options involve a number of Risks. They may be more volatile than the underlying stock. Options and securities markets could not be precisely correlated, so that a given transaction may not achieve its objective. In addition, the secondary market for particular options may not be liquid for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the U.S. will not be available. A Fund could lose the amount of the option premium plus transaction costs.



        A Fund's currency management techniques involve Risks different from investments in U.S. dollar-denominated securities. If a Fund invests in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in currency futures contracts, options on currency futures contracts and index futures contracts involve Risks similar to those of options on securities; in addition, the Fund's potential loss in such transactions is unlimited.

        The use of hedging and currency management techniques is a highly specialized activity, and the success of any such operations by a Fund is not assured. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, currency exchange rates, and other economic factors. Although such operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.

NON-DIVERSIFICATION

        The Global Technology Fund, Global Health Care Fund, Biotechnology Fund, International Growth Equity Fund and Europe Fund are non-diversified within the meaning of the Investment Company Act of 1940. Each may invest a greater percentage of its assets in the securities of any single issuer than diversified funds, and may be more susceptible to Risks associated with a single economic, political or regulatory occurrence than diversified funds.

GEOGRAPHIC CONCENTRATION

        The Europe Fund will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries involve certain Risks The EMU's objective is to create a single, unified market through which people, goods, and money can move freely. Participation in the EMU is based on countries meeting certain financial criteria outlined in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public of the participating countries could lead to political unrest and continuing labor disturbances.

ORGANIZATION AND MANAGEMENT

THE FUNDS AND THE INVESTMENT MANAGER

        The Funds are series of Dresdner RCM Global Funds, Inc. (the "Global Company"). The Global Company is incorporated in Maryland as an open-end management investment company.

        Dresdner RCM Global Investors LLC, with principal offices at Four Embarcadero Center, San Francisco, California 94111, is the investment manager of the Funds. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs.

        The Investment Manager provides investment supervisory services to institutional and individual clients. It was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices in Frankfurt, Germany.

        On April 1, 2001, Allianz AG ("Allianz") announced that it had agreed to buy Dresdner with the intent to create a leading integrated financial services firm. The transaction, subject to regulatory approval, currently is anticipated to close in August 2001. Because the transaction will constitute an "assignment" of the Funds' Management Agreements with the Investment Manager under the 1940 Act, and thus a termination of such Management Agreements, the Funds will seek approval of new management agreements from the Board of Directors and shareholders of the Funds. The terms of the new management agreements will be substantially the same as those of the current Management Agreements. The transaction will be described in more detail in a proxy statement to be sent to shareholders.
THE PORTFOLIO MANAGERS


LARGE CAP GROWTH FUND AND BALANCED FUND



        Seth A. Reicher, CFA and Mary Bersot, CFA, are primarily responsible for the day-to-day management of the Large Cap Growth Fund. Mr. Reicher is a Managing Director of the Investment Manager, with which he has been associated since 1993. He received his BA in Finance from the University of Massachusetts, Amherst and a Certificate of International Business from the University of Copenhagen, Denmark. Ms. Bersot is a Managing Director of the Investment Manager, with which she has been associated since 1999. From 1990 to 1999, she worked for McMorgan & Co. as a Senior Vice President managing the Taft Hartley Funds as well as a balanced mutual fund. She received her BA from the University of Oregon.


        David W. Hays, CFA and Mary Bersot, CFA, are primarily responsible for the day-to-day management of the Balanced Fund. Mr. Hays, who manages the fixed-income portion of the portfolio, is a Director of the Investment Manager, with which he has been associated since 1995. He received his BS in Accounting from Bucknell University and an MBA in Finance and Economics from Northwestern University. Ms. Bersot, whose biographical information is referenced above, manages the equity portion of the Fund's portfolio.


TAX MANAGED GROWTH FUND


        Joanne L. Howard, CFA and M. Brad Branson, CFA, are primarily responsible for the day-to-day management of the Tax Managed Growth Fund. Ms. Howard is a Managing Director of the Investment Manager, with which she has been associated since 1992. She received her BA in Finance with Honors and an MBA in Finance from the University of Wisconsin. Mr. Branson is a Director of the Investment Manager, with which he has been associated since 1993. He received his BA in Economics from Pomona College.



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ORGANIZATION AND MANAGEMENT


MIDCAP FUND


        Gary B. Sokol, CFA and Brian Dombkowski, CFA, are primarily responsible for the day-to-day management of the MidCap Fund. Mr. Sokol is a Managing Director of the Investment Manager, with which he has been associated since 1988. He received his BS in Chemical Engineering from Rensselaer Polytechnic Institute and a Masters of Management from Northwestern University. Mr. Dombkowski is a Director of the Investment Manager, with which he has been associated since 1995. He received his BA in Finance with Honors and a Masters of Science in Finance from the University of Wisconsin.


GLOBAL SMALL CAP FUND AND SMALL CAP FUND


        Timothy M. Kelly, CFA, is responsible for the day-to-day management of the Global Small Cap Fund. Mr. Kelly is a Managing Director of the Investment Manager, with which he has been associated since 1995. He received his BA in Finance and Real Estate from Southern Methodist University and an MBA in Accounting and Finance from the University of Chicago.


        Matthew L. Blazei, CFA and Timothy M. Kelly, CFA, are primarily responsible for the day-to-day management of the Small Cap Fund. Mr. Blazei is a Managing Director of the Investment Manager, with which he has been associated since 1992. He received his BS in Finance from the University of California, Berkeley. Mr. Kelly's biographical information is referenced above.


GLOBAL HEALTH CARE FUND AND BIOTECHNOLOGY FUND


        Faraz Naqvi, M.D. and Michael Dauchot, M.D., are primarily responsible for the day-to-day management of the Global Health Care Fund. Dr. Naqvi is a Director of the Investment Manager, with which he has been associated since 1998. From 1996 to 1998 he served as a biotechnology and pharmaceutical analyst at Montgomery Securities. Dr. Naqvi received his BS with Honors in Chemistry from Colorado College, studied Economics as a Marshall Scholar at Cambridge University, and earned his Medical Degree from Harvard Medical School. Dr. Dauchot is a Director of the Investment Manager, with which he has been associated since 1999. From 1996 to 1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. Dr. Dauchot received his BS with Honors in Chemistry from Case Western Reserve University, a Medical Degree from the University of Cincinnati College of Medicine, and an MBA from Northwestern University.


        Faraz Naqvi, M.D. and Camilo Martinez, M.D. are primarily responsible for the day-to-day management of the Biotechnology Fund. Dr. Naqvi's biographical information is referenced above. Dr. Martinez is a Director of the Investment Manager, with which he has been associated since 1999. In 1999, Dr. Martinez practiced Internal Medicine at Northeast Valley Health and at Century Group Medicine in 1998. From 1995 to 1998, Dr. Martinez was a resident at the University of California at Los Angeles Department of Medicine. He received his BS with Honors in Psychobiology from the University Southern California, a Medical Degree from Harvard Medical School, and a Ph.D. in Neuroscience from Harvard University.


GLOBAL TECHNOLOGY FUND


        Huachen Chen, CFA and Walter C. Price, CFA, are primarily responsible for the day-to-day management of the Global Technology Fund. Mr. Chen is a Managing Director of the Investment Manager, with which he has been associated since 1985. He received his BS in Materials Science and Engineering from Cornell University, a Masters of Science in Materials Science and Engineering from Northwestern University and an MBA from the University of California, Berkeley. Mr. Price is a Managing Director of the Investment Manager, with which he has been associated since 1974. He received his BS with Honors in Management and Electrical Engineering and a Masters of Science in Management from Massachusetts Institute of Technology.


INTERNATIONAL GROWTH EQUITY FUND



        The International Team of the Investment Manager is primarily responsible for the day-to-day management of the International Growth Equity Fund.

This team manages the Fund on a joint basis, and no individual is separately responsible for the management of the Fund.


EMERGING MARKETS FUND


        Ana Wiechers-Marshall, CFA and Luis Laboy, CFA, are primarily responsible for the day-to-day management of the Emerging Markets Fund. Ms. Wiechers-Marshall is a Director of the Investment Manager, with which she has been associated since 1995. She received her BA with Honors in Business Administration from the University of San Diego. Mr. Laboy is a Manager of the Investment Manager, with which he has been associated since 1997. From 1995 to 1997, he served as an assistant equity research analyst at Dresdner Bank in Mexico. He received his BA in Economics from the University of New Hampshire.


EUROPE FUND


        Barbel Lenz and Lesley Parachini, CFA, are primarily responsible for the day-to-day management of the Europe Fund. Ms. Lenz is a Director of the Investment Manager, with which she has been associated since 1997. From 1995 to 1997 she served as an Assistant Vice President at Dresdner Kleinwort Benson North America LLC. She received her BA in Finance from the University of Giessen in Germany. Ms. Parachini is a Director of the Investment Manager, with which she has been associated since 1995. She received her BA with Honors from Wheaton College and a Masters of Arts with Honors in European Affairs/International Economics from Johns Hopkins University.



                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

ORGANIZATION AND MANAGEMENT

MANAGEMENT FEES AND OTHER EXPENSES

        Each Fund pays the Investment Manager a fee pursuant to an investment management agreement. Each Fund pays a monthly fee to the Investment Manager based on its average daily net assets, as described below.

        Each Fund is responsible for its own expenses. These include brokerage and commission expenses, taxes, interest charges on borrowings (if any), custodial charges and expenses, investment management fees, and other operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager). These expenses are allocated to each class of shares based on the assets of each class. In addition, each class also bears certain class-specific expenses, such as Rule 12b-1 expenses payable by each Fund's Class N shares.


                                                   Annual Management Fee Percentages
                                            ----------------------------------------------
                                                        First $500   Next $500    Above $1   Expense   Expense Limits
Fund Name                                   Flat Rate    Million      Million     Billion     Caps        Through
------------------------------------------------------------------------------------------------------------------------
DOMESTIC FUNDS
Large Cap Growth Fund - I                       --        0.70%        0.65%       0.60%      0.75%       12/31/05
Large Cap Growth Fund - N                       --        0.70%        0.65%       0.60%      1.00%       12/31/05
Tax Managed Growth Fund - I                     --        0.75%        0.70%       0.65%      1.25%       12/31/01
Tax Managed Growth Fund - N                     --        0.75%        0.70%       0.65%      1.50%       12/31/01
MidCap Fund - I                               0.75%         --           --          --       0.77%       06/30/03
MidCap Fund - N                               0.75%         --           --          --       1.02%       06/30/03
Small Cap Fund - I                            1.00%         --           --          --       1.02%       06/30/03
Biotechnology Fund - N                          --        1.00%        0.95%       0.90%      1.50%       12/31/01
Balanced Fund - I                               --        0.65%        0.60%       0.55%      0.90%       12/31/01
------------------------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
Global Small Cap Fund - I                       --        1.00%        0.95%       0.90%      1.50%       12/31/01
Global Small Cap Fund - N                       --        1.00%        0.95%       0.90%      1.75%       12/31/01
Global Technology Fund - I                    1.00%         --           --          --       1.50%       12/31/01
Global Technology Fund - N                    1.00%         --           --          --       1.75%       12/31/01
Global Health Care Fund - N                     --        1.00%        0.95%       0.90%      1.50%       12/31/01
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUNDS
International Growth Equity Fund - I          0.75%         --           --          --       1.00%       12/31/01
International Growth Equity Fund - N          0.75%         --           --          --       1.25%       12/31/01
Emerging Markets Fund - I                     1.00%         --           --          --       1.50%       12/31/01
Emerging Markets Fund - N                     1.00%         --           --          --       1.75%       12/31/01
Europe Fund - I                               1.00% *       --           --          --       1.35%       12/31/02
Europe Fund - N                               1.00% *       --           --          --       1.60%       12/31/02



*The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.


        To limit the expenses of each Fund, the Investment Manager has agreed to pay each Fund on a quarterly basis the amount, if any, by which the Fund's ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the expense caps on an annual basis through the dates indicated above. A Fund may reimburse the Investment Manager for such payments for a period of up to five years after they are made, to the extent that the Fund's ordinary operating expenses are less than the expense cap.

THE DISTRIBUTOR

        Funds Distributor, Inc. (the "Distributor"), with principal offices at 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of each class of shares of the Funds. The Distributor provides mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of The BISYS Group, Inc., which is not affiliated with the Investment Manager or Dresdner.


        The Global Company has adopted a distribution and service plan for its Class N shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in providing distribution and shareholder support services to such shares. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the Prospectus to persons who are not already shareholders, and indirect and overhead costs associated with the sale of Class N shares. If in any month the Distributor is due more for such services than is immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from month to month while the Plan is in effect until it can be paid. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

SHAREHOLDER INFORMATION

CONTACTING DRESDNER RCM GLOBAL FUNDS


MAILING ADDRESS

Dresdner RCM Global Funds
P.O. Box 8025
Boston, MA 02266-8025

OVERNIGHT DELIVERY

Attn: Boston Financial Data Services
Dresdner RCM Global Funds
66 Brooks Drive
Braintree, MA 02184
800-726-7240


INTERNET ADDRESS - www.DRCMFunds.com

        Secure 24-hour access to Fund and account information. Exchanges, purchases and redemption transactions will be available online in June 2001.

TELEPHONE - 1-800-726-7240


- 24 hour Automated Voice Response System


CONTACTING US BY TELEPHONE ALLOWS YOU TO:

  - Speak to a Fund Representative (Hours: M - F 8 a.m. - 6 p.m. Eastern Time)

  - Obtain Account Balances and Recent Transactions

  - Obtain Fund Prices and Performance Information

  - Purchase, Exchange, or Redeem Shares

  - Order Duplicate Account Statements or Tax Forms

  - Obtain Mail or Internet Address or Wiring Instructions

  - Create or Change your Personal Identification Number

  - Request a Prospectus, Shareholder Reports or Marketing Materials

INVESTING WITH THE DRESDNER RCM FAMILY OF FUNDS

        Dresdner RCM Global Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, the Tax-Managed Growth Fund does impose a 1% redemption fee on the redemption of shares held for less than one year.


INVESTMENT REQUIREMENTS*



             MINIMUM INITIAL      MINIMUM SUBSEQUENT
                INVESTMENT            INVESTMENT
 CLASS N          $5,000                 $250**
 CLASS I         $250,000               $5,000


RETIREMENT INVESTMENT REQUIREMENTS*

             MINIMUM INITIAL      MINIMUM SUBSEQUENT
                INVESTMENT            INVESTMENT
 CLASS N          $2,000                 $150**
 CLASS I        $250,000                $5,000


* The Funds reserve the right to change the minimums or to waive them in whole or in part for certain types of accounts. Minimums do not apply to investors purchasing shares through the Funds' automatic dividend reinvestment plan. Minimum initial investments may vary for investors purchasing through a broker-dealer or other intermediary having a service agreement with the Investment Manager and maintaining an omnibus account with the Fund.

** Automatic Investment Program requires a $250 (Regular Account) or $150 (Retirement Account) minimum automatic investment per month until the account balance reaches the required minimum of $5,000 (Regular Account) or $2,000 (Retirement Account).


BUYING SHARES

        For your convenience, we offer several ways to start and add to Fund investments. You may open an account and add to an account by purchasing through an Intermediary or directly from the Global Funds.

INVESTING THROUGH AN INTERMEDIARY

        If you work with a financial professional, he or she will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment.

        You may also purchase shares through most major mutual fund supermarkets and many brokerage firms that have entered into selling group agreements with the Distributor. Brokers may charge a fee for their services at the time of purchase or redemption.

SHAREHOLDER INFORMATION


        To add or change account privileges or to re-register an existing account, you may speak with a Fund representative at 1-800-726-7240 to request an Accounts Options Form, or you may download the form from our website at www.DRCMFunds.com. A signature guarantee may be required. See "Signature Guarantee" section on page 43.


PAYING FOR SHARES

        We reserve the right to reject any purchase of shares at our sole discretion. We also reserve the right to cancel any purchase order for which payment has not been received by the third business day following the order. Please remember that if you pay by check, Automated Clearing House ("ACH") or wire, and your Funds do not clear, you will be responsible for any related loss to Dresdner RCM Global Funds. If you are already a Dresdner RCM Global Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).


BY CHECK

  - Drafts, starter checks, third party checks, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share will not be accepted.

  - For subsequent investments, write check (bank or certified) or money order for the investment amount made payable to Dresdner RCM [insert the name of the Fund]. Mail check with either the additional investment coupon attached to your confirmation statement or a letter stating the Fund name, the amount of your purchase, your account number, and the name in which your account is registered.

BY WIRE

  - Make sure you have established an account by mailing a completed application.

  - Call 1-800-726-7240 to speak to a Fund Representative to obtain your account number.

  - Instruct your bank to wire the amount of your investment to:
    State Street Bank and Trust Company
    ABA#: 011000028
    DDA#: 9905-268-0

  - Specify the Fund name, your account number and the registered account name(s) in the instructions. Money that is wired without your account number, name of registered owner(s) and Fund name will be returned uninvested.

  - For subsequent investments, instruct your bank to wire the amount of your investment as described above. Specify the Fund name, your account number and the registered account name(s) in the instructions.

BY ELECTRONIC TRANSFER (ACH):

  - If you established the Electronic Transfer option on your Account Application Form, you may purchase additional shares by calling the Funds' Automated Voice Response System at 1-800-726-7240 for instructions.

  - You may purchase additional shares for existing accounts via our website at www.DRCMFunds.com. This option will be available in June 2001.

BY AUTOMATIC INVESTMENT PLAN

  - The Automatic Investment Plan allows you to make regular investments once an account is established by simply authorizing the monthly or quarterly automatic withdrawal of funds from a bank account into a specified Fund.

  - The minimum investment pursuant to this plan is

  - $250 for Regular Class N Accounts


  - $150 for Retirement Class N Accounts


  - $5,000 for all Class I Accounts


  - Complete the appropriate sections of the Regular Account Application Form.

INVESTING DIRECTLY WITH DRESDNER RCM GLOBAL FUNDS


                   TO BUY SHARES                             TO EXCHANGE SHARES                    TO REDEEM SHARES
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL /          -    Complete the account                 -    To request an exchange in        -    To request a redemption in
IN WRITING              application accompanying the              writing, please send us a             writing, please send us a
                        prospectus. Please make sure              letter of instruction                 letter of instruction
                        to apply for any account                  including:                            including:
                        privileges that you may want
                        to use in the future.                     -    Your name                        -    Your name

                   -    Mail us the appropriate                   -    The name of the Fund             -    The name of the Fund
                        application along with a                       from which you wish to                from which you wish to
                        check payable to Dresdner                      redeem from, and to                   redeem shares
                        RCM Global Funds.                              purchase into
                                                                                                        -    The Fund account number
                   -    To purchase additional                    -    The Fund account number
                        shares once your account is                                                     -    The number of shares or
                        established, complete the                 -    The number of shares or               dollar amount you wish
                        remittance slip attached to                    dollar amount you wish                to redeem
                        the bottom of your                             to exchange
                        confirmation statement. If                                                      -    All account owners'
                        you are purchasing into a                 -    All account owners'                   signatures
                        retirement account, please                     signatures
                        indicate whether the                                                            -    A Signature Guarantee
                        purchase is a rollover or a               -    A Signature Guarantee                 if the redemption
                        current or prior year                          if the exchange amount                amount exceeds $50,000
                        contribution. Send your                        exceeds $50,000
                        check and remittance slip or                                               -    Please see the redemption
                        written instructions to the          -    Please refer to the exchange          policies section for
                        address listed on the slip.               policies section for more             information about payment of
                                                                  information.                          redemption proceeds.

------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE       -    Please call a Fund                   -    All accounts are                 -    All accounts are
                        Representative at                         automatically eligible to             automatically eligible to
                        1-800-726-7240 for                        exchange shares by                    redeem shares by telephone,
                        instructions.                             telephone, unless the option          unless the option has been
                                                                  has been declined.                    declined.
                   -    To purchase via our 24-hour
                        Automated Voice Response             -    To exchange all or a portion     -    Please call a Fund
                        System, call 1-800-726-7240               of your shares into any               Representative at
                        and follow the instructions.              other available Dresdner RCM          1-800-726-7240 by the close
                                                                  Fund, please call a Fund              or the regular trading
                   -    Additional shares may also                Representative at                     session of the NYSE,
                        be purchased by wiring money              1-800-726-7240.                       normally 4pm Eastern Time.
                        from your bank account to
                        your Dresdner RCM Global             -    To exchange via our 24-hour      -    To redeem shares via our
                        Funds' account. Please call               Automated Voice Response              24-hour Automated Voice
                        1-800-726-7240 for                        System, call 1-800-726-7240           Response System, call
                        instructions.                             and follow the instructions.          1-800-726-7240 and follow
                                                                                                        the instructions.
                                                             -    A Signature Guarantee is
                                                                  required for exchanges           -    A Signature Guarantee is
                                                                  exceeding $50,000.                    required for redemptions

------------------------------------------------------------------------------------------------------------------------------------

BY INTERNET        -    Additional shares may be             -    Exchanges up to $50,000 may      -    Redemptions up to $50,000
                        purchased by utilizing the                be made on our website at             may be made on our website
                        section entitled                          www.DRCMFunds.com. (This              at www.DRCMFunds.com. (This
                        `Shareholder Access' at                   option will be available in           option will be available in
                        www.DRCMFunds.com. (This                  June 2001).                           June 2001).
                        option will be available in
                        June 2001).



[DRESDNER RCM GLOBAL FUNDS]

WITH SECURITIES


        At its discretion, each Fund may accept securities of equal value instead of cash in payment of all or part of the purchase price for Fund shares. Contact Dresdner RCM Global Funds in advance to discuss the securities in question and the documentation necessary to complete the transaction. Any such securities:



    - Will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the Fund's method of valuing its securities;

    - Will have a tax basis to the Fund equal to such value;

    - Must not be restricted securities; and

    - Must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that the Fund would be willing to purchase at that time.

EXCHANGE POLICIES

        The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading or market timing. Excessive purchases, redemptions, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.

        You may exchange shares of either class of a Fund into shares of the same class of any other Fund offered by Dresdner RCM, without a sales charge or other fee (except redemption fee, if any). You may also exchange Class N shares of a Fund into Class I shares of the same Fund or any other Fund offered by Dresdner RCM.

Please note the following when exchanging shares:

  - You may exchange by telephone, mail or online.

  - Each account must be registered identically.

  - Exchange purchases are subject to the minimum investment requirements of the class purchased.

  - To keep Fund expenses low for all shareholders, the Funds will limit exchanges to four times during a calendar year. Exchanges in excess of this limit are considered excessive trading and each Fund reserves the right to refuse to accept further purchase or exchange orders.


  - An exchange will be treated as a redemption and purchase for tax purposes.

  - Exchanges in excess of $50,000 will require a signature guarantee. Exchanges will not become effective until all documents in the form required have been received by the Fund.

REDEMPTION POLICIES

PAYMENT OF REDEMPTION PROCEEDS

  - Check Payment -- Call a Fund Representative at 1-800-726-7240 to verify that you have telephone redemption privileges and place your redemption request. Once your request has been verified, a check for the cash amount (net of any redemption fee, if applicable) payable to the registered owner(s) will be mailed to the address of record. For checks payable to anyone other than the registered shareholders or checks to be mailed to anyone other than the address of record, please make your request in writing and include a signature guarantee.


  - Wire Payment -- Call a Fund Representative at 1-800-726-7240 to verify that the wire redemption privilege via telephone is in place on your account. If it is not, a representative can help you add it. You will be required to provide a signature guarantee, accompanied by a voided check.


  - Electronic Transfer (ACH) -- If you established the Electronic Transfer option on your account, the Fund will transfer your sales proceeds electronically to your bank account (not less than $50 nor more than $100,000) when you redeem your shares via the Automated Voice Response unit. You may also request an Electronic Transfer by calling a Fund
    Representative. Transfers of $50,000 or more will require a signature guarantee. If you did not establish


                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

SHAREHOLDER INFORMATION


the Electronic Transfer option on your account, you may add the option by obtaining an Account Options form by visiting our website at www.DRCMFunds.com or by calling a Fund Representative at 1-800-726-7240. The bank must be a member of the Automated Clearing House.

  - If the shares being redeemed were purchased by check, telephone, or through the Automatic Monthly Investment Plan, the Fund may delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear.

OTHER REDEMPTION POLICIES

  - To protect you and the Fund from fraudulent activities, a signature guarantee is required if you wish to redeem more than $50,000 worth of shares, or if you have changed the address on your account within the preceding 30 days.

  - Redemption payments will be made wholly in cash unless Dresdner RCM Global Funds believes that unusual conditions exist which would make such payment detrimental to the best interests of the Fund. Under these circumstances, payment of the redemption price could be made in whole or in part in portfolio securities. You would incur brokerage costs to sell such securities.

  - Upon redemption of Tax Managed Growth Fund shares held for less than twelve consecutive months, a fee of 1.00% of the redemption proceeds will be charged and retained by the Fund. A determination by the Fund of the redemption fee's applicability is final. This fee is intended to compensate the Fund for transaction and other expenses caused by redemptions and to facilitate efficient portfolio management. The fee is not a deferred sales charge or a commission paid to the Distributor or the Investment Manager. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.


OTHER SHAREHOLDER SERVICES AND ACCOUNT POLICIES

ADDRESS CHANGE

To change the address on your account:

  - Call 1-800-726-7240 to speak to a Fund Representative; or

  - Send a written request signed by the shareholder(s) of record. Please include the name of your Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for up to 30 days following an address change unless a signature guarantee is provided; or

  - Via our website at www.DRCMFunds.com.

TELEPHONE AND INTERNET TRANSACTIONS

        You may initiate many transactions including purchases and redemptions by telephone and over the Internet (available in June 2001). To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a personal identification number or password, request more information and send written confirmation of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

        At times of peak activity, such as during periods of volatile economic or market conditions, it may be difficult to place buy or sell orders by telephone. During these times, consider sending your request in writing, or over the Internet.

SIGNATURE GUARANTEE

         Certain requests must include a signature guarantee, which is designed to protect you and the Fund from fraudulent activities. Your request must be made in writing and include a signature guarantee if one of the following situations applies:

  - You wish to redeem or exchange more than $50,000 worth of shares.


  - The check is being mailed to an address different from the one on your account (Address of Record).

  - The check is being made payable to someone other than the account owner.

  - You are instructing Dresdner RCM Global Funds to change your bank account information.

  - You wish to add or change your account privileges.

  - You wish to change the registration information on your account.

HOW TO OBTAIN A SIGNATURE GUARANTEE

        A signature guarantee must be provided by a commercial bank or trust company, broker/dealer, national securities exchange, credit union, or savings and loan association, as defined by the Federal Deposit Insurance Act. A notary public cannot provide a signature guarantee.

        If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

AUTOMATIC REINVESTMENT

        Dresdner RCM Global Funds will reinvest each income dividend and capital gain distribution declared on a Fund in full and fractional shares of that Fund, unless you or your duly authorized agent elects to receive all such payments, or only the dividend or distribution portions, in cash. Dresdner RCM Global Funds will base such reinvestment on the Fund's NAV as determined on the ex-dividend date. You or your authorized agent may request changes in the manner in which dividend and distribution payments are made by written notice, on the website at www.DRCMFunds.com, or by calling a Fund Representative at 1-800-726-7240. This request will be effective as to any payment if it is received before the record date used for determining your payment. Any dividend and distribution election will remain in effect until you notify the Fund to the contrary.


BUSINESS HOURS AND NAV CALCULATIONS

        Each Fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The price of each Fund's shares is based on its net asset value per share (NAV). Each Fund calculates its NAV every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Shares of the Funds will not be priced on days on which the NYSE is closed for trading. A Fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, the security is valued in accordance with the Fund's fair valuation procedures.

TIMING OF ORDERS

        Each Fund accepts orders until the close of trading on the NYSE every business day (normally 4:00 pm eastern time). Orders received before the close of trading on the NYSE are executed the same day at the Fund's NAV for that day. Orders received after the close of trading on the NYSE are executed the following day at that day's NAV. We have the right to suspend redemption of shares of the Funds and to postpone payment of proceeds for up to seven days or as permitted by law.

        We may suspend the right of redemption or postpone the date of payment for more than seven days after shares are tendered for redemption for any period during which

  - The New York Stock Exchange is closed (other than a customary weekend or holiday closing) or the SEC determines that trading thereon is restricted;

  - An emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets; or

  - The SEC, by order, permits such suspension for the protection of shareholders.


                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

SHAREHOLDER INFORMATION


TIMING OF SETTLEMENTS

        When you buy shares of a Fund, you will become the owner of record when the Fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions.

        When you sell shares that you recently purchased by check, your order will be executed at the Fund's next NAV but the proceeds will not be available until your check clears. This may take up to 15 days from the purchase date. Upon execution of the redemption order, a confirmation statement will be forwarded to you indicating the number of shares sold and the proceeds thereof.

ACCOUNTS WITH BELOW-MINIMUM BALANCES

        If your account balance falls below the minimum ($5,000 for Class N shares and $250,000 for Class I shares) as a result of selling shares (and not because of Fund performance), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 90 days after notification, we reserve the right to close out your account and send the proceeds to the address of record.

ACCOUNT STATEMENTS

        Shareholder accounts are opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements. Shareholders will also receive quarterly statements on the status of their accounts reflecting all transactions having taken place within that quarter.


REPORTS TO SHAREHOLDERS


        Each Fund's fiscal year ends on December 31. Each Fund will issue to its shareholders semi-annual and annual reports. In order to reduce duplicate mailings and printing costs, the company will provide one annual and semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.


DIVIDENDS, DISTRIBUTIONS AND TAXES

        Each Fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains. The Balanced Fund typically pays income dividends four times a year (usually in April, July, October and December) and makes capital gains distributions once a year (usually in December). The remaining Funds typically pay dividends and distributions once a year in December. The amount depends on a Fund's investment results and its tax compliance situation.

        Dividends and distributions normally are reinvested in additional Fund shares. You may instruct your financial professional or the Fund to have them sent to you by check or credited to a separate account.

        If you are an individual (or certain other non-corporate shareholders), we have to withhold 31% of all dividends, capital gains distributions and redemption proceeds we pay to you if you: (a) have not given us a certified correct taxpayer identification number and (b) except with respect to redemption proceeds, have not certified that backup withholding does not apply. Amounts we withhold are applied to your federal tax liability, and you may obtain a refund from the Internal Revenue Service if withholding results in an overpayment of taxes. Distributions of taxable income and net capital gain to non-resident alien individuals, non-resident alien fiduciaries of trusts or estates, foreign corporations, or foreign partnerships may also be subject to U.S. withholding tax, although distributions of net capital gain to such shareholders generally will not be subject to withholding.


        A Fund may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce its investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund may "pass through" to its shareholders the amount of foreign income taxes it pays, if it is in the best interests of shareholders. If a Fund does so, you will be required to include in your gross income your pro-rata share of foreign taxes it paid, and you will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes on your tax returns. If the Fund does not do so, you will not be able #to deduct your share of such taxes in computing your taxable income and will not be able to take your share of such taxes as a credit against your U.S. income taxes.

        In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

TRANSACTION                    TAX STATUS
--------------------------------------------------------
Income dividends               Ordinary income
--------------------------------------------------------
Short-term capital gains
distributions                  Ordinary income
--------------------------------------------------------
Long-term capital gains
distributions                  Capital gains
--------------------------------------------------------
Sales or exchanges of
shares owned for more
than one year                  Capital gains or losses
--------------------------------------------------------
Sales or exchanges of          Gains are treated
shares owned for one year      as ordinary income;
or less                        losses are subject
                               to special rules
--------------------------------------------------------

        Dividends and other distributions generally are taxable to you at the time they are received. However, dividends declared in October, November and December by the Funds and made payable to you in that month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.

        If you purchase a Fund's shares shortly before the record date for a dividend or other distribution on those shares, you will pay full price for the shares. This is known as "buying a distribution" because you will receive some portion of your purchase price back as a distribution even though, because the amount of the dividend or other distribution reduces the shares' net asset value, it actually represents a return of invested capital. Depending on your taxpayer status, that distribution may be taxable.

        You will receive, after the end of each year, full information on dividends, capital gain distributions and other reportable amounts with respect to shares of a Fund for tax purposes. This includes information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.

        Foreign shareholders may be subject to special withholding requirements. A penalty is charged on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

        The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your investment in a Fund.


                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS


         The following financial highlights tables show the Funds' financial performance. This information has been audited by PriceWaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request and incorporated by reference into the SAI.

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31:

LARGE CAP GROWTH FUND                                                            CLASS I                           CLASS N
                                                            -----------------------------------------------  ------------------
                                                               2000      1999      1998      1997   1996(4)      2000  1999(10)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $19.07    $16.14    $12.53    $10.00    $10.00    $19.00    $16.60
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                          (0.02)    (0.05)    (0.02)      0.01        --    (0.05)    (0.08)
   Net realized and unrealized gain (loss) on investments    (1.55)      6.95      5.51      3.17        --    (1.57)      6.45
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (1.57)      6.90      5.49      3.18        --    (1.62)      6.37
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                    --        --    (0.01)    (0.01)        --        --        --
   In excess of net investment income
   From net realized gain on investments                     (0.14)    (3.97)    (1.87)    (0.64)        --    (0.14)    (3.97)
   In excess of net realized gain on investments             (0.47)        --        --        --        --    (0.47)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.61)    (3.97)    (1.88)    (0.65)        --    (0.61)    (3.97)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $16.89    $19.07    $16.14    $12.53    $10.00    $16.77    $19.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                            (8.37)%    44.84%    44.11%    31.99%     0.00%   (8.71)%    40.48%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $41,741   $14,898    $7,935    $5,025    $4,000   $22,782      $926
Ratio of expenses to average net assets:
   With waiver and reimbursement (16)                         0.88%     0.95%     0.95%     0.95%  0.00%(9)     1.08%     1.20%
   Without waiver and reimbursement (16)                      1.37%     2.45%     3.04%     2.63%       --%     1.74%    60.04%
Ratio of net investment income to average net assets (16)   (0.13)%   (0.26)%   (0.11)%     0.10%  0.00%(9)   (0.29)%   (0.55)%
Portfolio turnover                                           41.67%   109.29%    99.58%   119.87%     0.00%    41.67%   109.29%

TAX MANAGED GROWTH FUND                                                                   CLASS I                  CLASS N
                                                                               ----------------------------   -----------------
                                                                                   2000      1999   1998(6)      2000  1999(11)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                                             $14.99    $10.00    $10.00    $14.95    $10.34
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                                              (0.09)    (0.06)        --    (0.11)    (0.29)
   Net realized and unrealized gain (loss) on investments                        (1.12)      5.28        --    (1.09)      5.13
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 (1.21)      5.22        --    (1.20)      4.84
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net realized gain on investments                                             --    (0.21)        --        --    (0.21)
   In excess of net realized gain on investments                                     --    (0.02)        --        --    (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                  --    (0.23)        --        --    (0.23)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                                                     --#        --        --       --#        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $13.78    $14.99    $10.00    $13.75    $14.95
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                                                (8.07)%    52.44%     0.00%   (8.09)%    47.07%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                           $25,774    $1,499    $1,000    $6,052      $759
Ratio of expenses to average net assets:
   With waiver and reimbursement (16)                                            1.25%     1.25%  0.00%(9)     1.50%     1.50%
   Without waiver and reimbursement (16)                                         1.58%    14.36%       --%     3.03%    35.08%
Ratio of net investment income to average net assets (16)                      (0.58)%   (0.47)%  0.00%(9)   (0.75)%   (2.66)%
Portfolio turnover                                                              85.18%    43.35%     0.00%    85.18%    43.35%

For Footnote References, see "Notes to Financial Highlights."


                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31

MIDCAP FUND                                                                                CLASS I                     CLASS N
                                                                     ------------------------------------------------  --------
                                                                         2000      1999      1998      1997   1996(2)  2000(19)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                                   $8.02     $5.87     $6.23     $6.40     $9.13     $3.33
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                                   (0.04)    (0.01)        --    (0.01)     (0.01)       --
   Net realized and unrealized gain on investments                      0.20      3.42      0.81      1.08      1.59        --
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        0.16      3.41      0.81      1.07      1.58        --
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net realized gain on investments                              (4.34)    (1.26)    (1.17)    (1.24)    (4.31)        --
   In excess of net realized gain on investments                      (0.51)        --        --        --        --        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (4.85)    (1.26)    (1.17)    (1.24)    (4.31)        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $3.33     $8.02     $5.87     $6.23     $6.40     $3.33
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                                       1.25%    60.18%    15.06%    17.50%    19.07%     0.00%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                                    $891    $1,357      $975      $961      $896       $50
Ratio of expenses to average net assets                                0.76%     0.77%     0.76%     0.76%     0.84%     0.00%
Ratio of net investment income to average net assets                 (0.41)%   (0.22)%   (0.01)%   (0.17)%   (0.12)%     0.00%
Portfolio turnover                                                   192.99%   198.17%   168.24%   155.10%   115.89%   192.99%

SMALL CAP FUND                                                                                       CLASS I
                                                                                -----------------------------------------------
                                                                                   2000      1999      1998      1997   1996(3)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                                             $10.23     $9.36    $11.66    $11.77    $11.35
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (1)                                                       (0.06)    (0.06)    (0.07)    (0.08)    (0.08)
   Net realized and unrealized gain (loss) on investments                        (1.81)      1.20    --(17)      2.29      3.82
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 (1.87)      1.14    (0.07)      2.21      3.74
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                                        --        --        --        --        --
   In excess of net investment income                                                --    (0.27)        --        --        --
   From net realized gain on investments                                         (1.36)        --    (2.23)    (2.32)    (3.32)
   In excess of net realized gain on investments                                 (0.57)        --        --        --        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (1.93)    (0.27)    (2.23)    (2.32)    (3.32)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $6.43    $10.23     $9.36    $11.66    $11.77
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                                               (17.87)%    12.40%     1.11%    19.49%    34.39%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                           $176,879      $405      $558      $661      $569
Ratio of expenses to average net assets                                           1.02%     1.02%     1.01%     1.02%     1.00%
Ratio of net investment income to average net assets                            (0.57)%   (0.71)%   (0.61)%   (0.68)%   (0.58)%
Portfolio turnover                                                              206.80%   116.42%   131.85%   117.64%   117.00%

For Footnote References, see "Notes to Financial Highlights."

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31:

BIOTECHNOLOGY FUND                                                                                        CLASS N
                                                                                       ----------------------------------------
                                                                                             2000      1999      1998   1997(5)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                                                       $20.02    $11.44    $10.00    $10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                                                        (0.37)    (0.15)    (0.10)        --
   Net realized and unrealized gain on investments                                      16.78(17)     12.03      1.86        --
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            16.41     11.88      1.76        --
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                                                  --        --        --        --
   In excess of net investment income                                                          --        --        --        --
   From net realized gain on investments                                                   (0.04)    (3.30)    (0.32)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (0.04)    (3.30)    (0.32)        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                             $36.39    $20.02    $11.44    $10.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                                                           81.93%   111.39%    17.76%  0.00%(9)
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                     $908,401   $14,870    $3,911    $3,000
Ratio of expenses to average net assets:
   With waiver and reimbursement (16)                                                       1.50%     1.50%     1.50%  0.01%(9)
   Without waiver and reimbursement (16)                                                    1.53%     4.53%     4.87%       --%
Ratio of net investment income to average net assets (16)                                 (1.06)%   (1.09)%   (0.95)%  0.01%(9)
Portfolio turnover                                                                        250.28%   431.27%   127.21%     0.00%

BALANCED FUND                                                                                                     CLASS I
                                                                                                          --------------------
                                                                                                                 2000  1999(14)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $10.65    $10.00
===============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                                                                      0.22      0.01
   Net realized and unrealized gain (loss) on investments                                                      (0.49)      0.64
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                               (0.27)      0.65
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                                                                  (0.16)        --
   In excess of net investment income                                                                              --        --
   From net realized gain on investments                                                                       (0.02)        --
   In excess of net realized gain on investments                                                               (0.05)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                            (0.23)        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                 $10.15    $10.65
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                                                                              (2.64)%     6.50%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                                                                         $40,421    $1,009
 Ratio of expenses to average net assets:
    With waiver and reimbursement (16)                                                                          0.90%     0.90%
    Without waiver and reimbursement (16)                                                                       2.25%    41.29%
 Ratio of net investment income to average net assets (16)                                                      2.09%     1.41%
 Portfolio turnover                                                                                           131.94%    59.94%

For Footnote References, see "Notes to Financial Highlights."


                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31


GLOBAL SMALL CAP FUND                                                            CLASS I                            CLASS N
                                                            -----------------------------------------------   -----------------
                                                               2000      1999      1998      1997   1996(4)      2000  1999(12)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $23.38    $12.37    $11.09    $10.00    $10.00    $23.31    $11.63
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                          (0.21)    (0.17)    (0.13)    (0.13)        --    (0.26)    (0.21)
   Net realized and unrealized gain (loss) on investments    (3.04)     12.96      2.23      2.64        --    (2.96)     13.67
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (3.25)     12.79      2.10      2.51        --    (3.22)     13.46
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                    --        --        --        --        --        --        --
   In excess of net investment income                            --        --        --        --        --        --        --
   From net realized gain on investments                     (0.41)    (1.78)    (0.82)    (1.42)        --    (0.41)    (1.78)
   In excess of net realized gain on investments             (1.09)        --        --        --        --    (1.09)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.50)    (1.78)    (0.82)    (1.42)        --    (1.50)    (1.78)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $18.63    $23.38    $12.37    $11.09    $10.00    $18.59    $23.31
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                           (13.88)%   104.63%    19.29%    25.48%     0.00%  (13.84)%   116.97%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $17,804   $24,073    $5,479    $4,456    $4,000   $15,640    $1,430
Ratio of expenses to average net assets:
   With waiver and reimbursement (16)                         1.50%     1.50%     1.75%     1.75%  0.00%(9)     1.75%     1.75%
   Without waiver and reimbursement (16)                      1.70%     4.10%     3.86%     3.09%       --%     2.20%    16.71%
Ratio of net investment income to average net assets (16)   (0.84)%   (1.13)%   (1.03)%   (1.14)%  0.00%(9)   (1.06)%   (1.49)%
Portfolio turnover                                          201.54%   161.61%   184.38%   153.49%     0.00%   201.54%   161.61%

GLOBAL TECHNOLOGY FUND                                                            CLASS I                          CLASS N
                                                           ------------------------------------------------  ------------------
                                                               2000      1999      1998      1997      1996      2000  1999(13)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $59.21    $21.40    $13.69    $12.60    $10.04    $59.13    $24.01
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (1)                                   (0.18)    (0.35)    (0.16)    (0.16)    (0.15)    (0.38)    (0.49)
   Net realized and unrealized gain (loss) on investments    (8.27)     39.54      8.44      3.46      2.80    (8.23)     36.99
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (8.45)     39.19      8.28      3.30      2.65    (8.61)     36.50
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                    --        --        --        --        --        --        --
   In excess of net investment income                            --        --        --        --        --        --        --
   From net realized gain on investments                     (0.43)    (1.38)    (0.57)    (2.21)    (0.09)    (0.43)    (1.38)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.43)    (1.38)    (0.57)    (2.21)    (0.09)    (0.43)    (1.38)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $50.33    $59.21    $21.40    $13.69    $12.60    $50.09    $59.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                           (14.33)%   182.95%    60.53%    27.08%    26.41%  (14.60)%   152.69%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $366,353  $197,897   $18,558    $6,950    $5,117  $378,043   $82,330
Ratio of expenses to average net assets:
   With waiver and reimbursement (16)                         1.21%     1.50%     1.75%     1.75%     1.73%     1.50%     1.75%
   Without waiver and reimbursement (16)                      1.21%     1.50%     2.49%     2.45%     7.75%     1.50%     1.99%
Ratio of net investment income to average net assets (16)   (0.26)%   (1.02)%   (0.99)%   (1.15)%   (1.34)%   (0.55)%   (1.32)%
Portfolio turnover                                          450.84%   119.32%   265.99%   189.41%   155.58%   450.84%   119.32%

For Footnote References, see "Notes to Financial Highlights."

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31:

GLOBAL HEALTH CARE FUND                                                                             CLASS N
                                                                             --------------------------------------------------
                                                                                   2000      1999      1998      1997   1996(4)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                                             $14.25    $13.42    $11.65    $10.00    $10.00
===============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                                              (0.16)    (0.11)    (0.09)    (0.06)        --
   Net realized and unrealized gain on investments                                10.61      3.53      3.02      3.03        --
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  10.45      3.42      2.93      2.97        --
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                                        --        --        --        --        --
   In excess of net investment income
   From net realized gain on investments                                         (0.10)    (2.59)    (1.16)    (1.32)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (0.10)    (2.59)    (1.16)    (1.32)        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $24.60    $14.25    $13.42    $11.65    $10.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                                                 73.37%    28.74%    25.57%    30.00%     0.00%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                           $256,909    $6,284    $5,487    $4,671    $4,000
Ratio of expenses to average net assets:
   With waiver and reimbursement (16)                                             1.50%     1.50%     1.50%     1.50%  0.00%(9)
   Without waiver and reimbursement (16)                                          1.64%     4.85%     3.65%     2.93%       --%
Ratio of net investment income to average net assets (16)                       (0.68)%   (0.81)%   (0.69)%   (0.55)%  0.00%(9)
Portfolio turnover                                                              216.09%   393.83%   153.92%   157.65%     0.00%

INTERNATIONAL GROWTH EQUITY FUND                                                  CLASS I                          CLASS N
                                                           ------------------------------------------------  ------------------
                                                               2000      1999      1998      1997   1996(7)      2000  1999(12)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $22.34    $14.98    $13.70    $12.72    $11.56    $22.31    $14.78
===============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                          (0.01)      0.02      0.06      0.06      0.04    (0.05)      0.01
   Net realized and unrealized gain (loss) on investments    (6.00)      8.91      1.80      2.22      2.16    (5.99)      9.08
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (6.01)      8.93      1.86      2.28      2.20    (6.04)      9.09
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                    --    (0.07)    (0.23)    (0.14)    (0.16)        --    (0.07)
   In excess of net investment income                        (0.30)    (0.10)        --        --        --    (0.26)    (0.09)
   From net realized gain on investments                     (1.52)    (1.40)    (0.35)    (1.16)    (0.88)    (1.52)    (1.40)
   In excess of net realized gain on investments             (0.67)        --        --        --        --    (0.67)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2.49)    (1.57)    (0.58)    (1.30)    (1.04)    (2.45)    (1.56)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.84    $22.34    $14.98    $13.70    $12.72    $13.82    $22.31
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                           (26.76)%    60.66%    13.81%    17.93%    19.31%  (26.95)%    62.48%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $225,278  $285,561  $121,975   $98,443   $52,605    $5,124    $1,738
Ratio of expenses to average net assets:
   With waiver and reimbursement (16)                         1.00%     1.00%     1.00%     1.00%     0.99%     1.25%     1.25%
   Without waiver and reimbursement (16)                      1.00%     1.06%     1.06%     1.06%     1.25%     2.36%    10.89%
Ratio of net investment income to average net assets (16)   (0.04)%     0.12%     0.37%     0.41%     0.32%   (0.29)%     0.07%
Portfolio turnover                                          161.71%   139.69%    84.49%   122.43%   119.09%   161.71%   139.69%

For Footnote References, see "Notes to Financial Highlights."


                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31

EMERGING MARKETS FUND                                                                  CLASS I                     CLASS N
                                                                   ----------------------------------------  ------------------
                                                                         2000      1999      1998   1997(5)      2000  1999(12)
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                                   $16.87     $9.06     $9.99    $10.00    $16.84     $9.13
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                                       --#    (0.01)      0.12       --#    (0.04)    (0.06)
   Net realized and unrealized gain (loss) on investments              (4.26)      8.29    (0.97)    (0.01)    (4.22)      8.24
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (4.26)      8.28    (0.85)    (0.01)    (4.26)      8.18
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                              --        --    (0.08)        --        --        --
   In excess of net investment income                                      --        --        --        --        --        --
   From net realized gain on investments                               (0.55)    (0.47)        --        --    (0.55)    (0.47)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (0.55)    (0.47)    (0.08)        --    (0.55)    (0.47)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $12.06    $16.87     $9.06     $9.99    $12.03    $16.84
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                                     (25.24)%    92.12%   (8.50)%       --%  (25.29)%    90.31%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $5,194    $5,154    $2,734    $2,996    $2,170      $299
Ratio of expenses to average net assets:
   With waiver and reimbursement (16)                                   1.50%     1.50%     1.50%  0.01%(9)     1.75%     1.75%
   Without waiver and reimbursement (16)                                4.93%     9.33%     8.29%       --%     5.88%    79.18%
Ratio of net investment income to average net assets (16)               0.03%   (0.13)%     1.23%       --%   (0.29)%   (0.68)%
Portfolio turnover                                                    162.14%   215.64%   279.25%      %(9)   162.14%   215.64%

EUROPE FUND                                                         CLASS I                          CLASS N
                                                                   ----------  ------------------------------------------------
                                                                    2000 (15)      2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                                   $20.58    $16.12    $13.66    $12.59    $10.66     $9.20
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (1)                                    (0.11)    (0.18)    (0.01)    (0.05)      0.01      0.03
   Net realized and unrealized gain (loss) on investments              (6.26)    (1.73)      5.66      4.60      2.70      1.45
Total from investment operations                                       (6.37)    (1.91)      5.65      4.55      2.71      1.48
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                                              --        --        --    (0.17)    (0.06)    (0.02)
   In excess of net investment income                                                      (0.02)
   From net realized gain on investments                               (2.34)    (2.34)    (3.17)    (3.31)    (0.72)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (2.34)    (2.34)    (3.19)    (3.48)    (0.78)    (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                                            --        --       --#        --        --        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $11.87    $11.87    $16.12    $13.66    $12.59    $10.66
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (8)                                                     (30.61)%  (11.39)%    43.59%    37.23%    25.70%    15.87%
===============================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                       $4   $61,502   $67,910  $191,338  $176,414  $149,299
Ratio of expenses to average net assets: (18)
   With waiver and reimbursement (16)                                   1.35%     1.60%     1.03%         %         %         %
   Without waiver and reimbursement (16)                                9.67%     2.07%     2.01%     1.97%     1.30%     1.42%
Ratio of net investment income to average net assets (16)             (0.83)%   (1.12)%   (0.11)%         %         %         %
Portfolio turnover                                                    173.06%   173.06%   202.90%   114.00%    85.00%    51.00%


For Footnote References, see "Notes to Financial Highlights."

DRESDNER RCM GLOBAL FUNDS

NOTES TO FINANCIAL HIGHLIGHTS
DECEMBER 31, 2000


The following notes are being used as reference items in the Financial Highlights of the Funds.


(1)  Calculated using the average share method.

(2) Stock split 25:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.

(3) Stock split 12:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.

(4) Commencement of operations, for the Large Cap Growth Fund, Class I shares, the Global Small Cap Fund, Class I shares and the Global Health Care Fund, Class N shares, was December 31, 1996.

(5) Commencement of operations for the Biotechnology Fund, Class N shares and the Emerging Markets Fund, Class I shares, was December 30, 1997.

(6) Commencement of operations for the Tax Managed Growth Fund Class I shares was December 30, 1998.

(7) Stock split 10:1 at close of business on June 17, 1996. All per share amounts were restated to reflect the stock split.

(8) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.

(9)  Not annualized. Fund was in operation for less than five days.

(10) Commencement of operations for the Large Cap Growth Fund, Class N shares, was March 2, 1999.

(11) Commencement of operations for the Tax Managed Growth Fund, Class N shares, was February 12, 1999.

(12) Commencement of operations for the Global Small Cap Fund, Class N shares, the International Growth Equity Fund, Class N shares and the Emerging Markets Fund, Class N shares, was March 9, 1999.

(13) Commencement of operations for the Global Technology Fund, Class N shares, was January 20, 1999.

(14) Commencement of operations for the Balanced Fund, Class I shares, was December 15, 1999.

(15) Commencement of operations for the Europe Fund, Class N shares, was March 3, 2000.

(16) Annualized for periods less than one year.

(17) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(18) The operating expenses for the Dresdner RCM Europe Fund include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

(19) Commencement of operations for the MidCap Fund, Class N shares, was December 29, 2000.

#    Amount represents less than $0.01 per share.

For Footnote References, see "Notes to Financial Highlights."

                                                [DRESDNER RCM GLOBAL FUNDS LOGO]

TO LEARN MORE

For more information about Dresdner RCM Global Funds, the following documents are available free upon request.

SHAREHOLDER REPORTS

The Funds' annual and semi-annual reports to shareholders contain detailed information on each Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including the operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus.

HOW TO OBTAIN COPIES

You can obtain copies of these documents by contacting Dresdner RCM Global Funds or the SEC. All materials from Dresdner RCM Global Funds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.

SEC File Number

811-9100

Securities and Exchange Commission
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

DRESDNER RCM GLOBAL FUNDS

You can obtain free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

     Dresdner RCM Global Funds
     P.O. Box 8025
     Boston, MA 02266-8025
     1-800-726-7240
     www.DRCMFunds.com

[GRAPHIC]

DISTRIBUTOR: DRESDNER RCM DISTRIBUTORS, A DIVISION OF FUNDS DISTRIBUTOR INC.

                             [LOGO] DRESDNER RCM GLOBAL FUNDS
                                    Dresdner RCM Global Funds, Inc.
                                    Four Embarcadero Center
                                    San Francisco, California 94111-4189
                                    (800) 726-7240





DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM TAX MANAGED GROWTH FUND
DRESDNER RCM MIDCAP FUND
DRESDNER RCM SMALL CAP FUND
DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM BALANCED FUND
DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND
DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
DRESDNER RCM EMERGING MARKETS FUND
DRESDNER RCM EUROPE FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 2001



Dresdner RCM Large Cap Growth Fund (the "Large Cap Fund"), Dresdner RCM Tax Managed Growth Fund (the "Tax Managed Growth Fund"), Dresdner RCM MidCap Fund (the "MidCap Fund"), Dresdner RCM Small Cap Fund (the "Small Cap Fund"), Dresdner RCM Biotechnology Fund (the "Biotechnology Fund"), Dresdner RCM Balanced Fund (the "Balanced Fund"), Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund"), Dresdner RCM Global Technology Fund (the "Global Technology Fund"), Dresdner RCM Global Health Care Fund (the "Global Health Care Fund"), Dresdner RCM International Growth Equity Fund (the "International Fund"), Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") and Dresdner RCM Europe Fund (the "Europe Fund"), are series (each a "Fund" and, together, the "Funds") of Dresdner RCM Global Funds, Inc. (the "Global Company" ), an open-end management investment company. The Funds' investment manager is Dresdner RCM Global Investors LLC (the "Investment Manager"). All the Funds are diversified except the Global Technology Fund, the Global Health Care Fund, the Biotechnology Fund, the International Fund and the Europe Fund.



This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of the Funds dated April 30, 2001. This SAI relates to the Funds' Non-Institutional Class ("Class N") and Institutional Class ("Class I") of shares. The Prospectus may be obtained without charge by writing or calling the Global Company at the address and phone number above.



Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to Shareholders for the year ended December 31, 2000, including the Report of Independent Accountants, dated February 16, 2001, the Statements of Assets and Liabilities (including the Portfolios of Investments) the related Statements of Operations, Statements of Changes in Net Assets, and the Financial Highlights. Copies of the Funds' Annual and Semi-Annual Reports to Shareholders are available, upon request, by calling
(800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, California 94111.

Table of Contents

                                                                            PAGE

         Investment Objectives and Policies....................................1
         Risk Considerations..................................................19
         Investment Restrictions..............................................25
         Execution of Portfolio Transactions..................................30
         Directors and Officers...............................................33
         Control Persons and Principal Holders of Securities..................36
         The Investment Manager...............................................41
         The Distributor......................................................44
         The Administrator....................................................45
         Other Service Providers..............................................46
         Net Asset Value......................................................46
         Purchase and Redemption of Shares....................................47
         Dividends, Distributions and Tax Status..............................48
         Investment Results...................................................51
         General Information..................................................53
         Description of Capital Shares........................................54
         Additional Information...............................................55
         Financial Statements.................................................55

INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT CRITERIA

         In evaluating particular investment opportunities, the Investment Manager may consider such other factors, in addition to those described in the Prospectus, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.


INVESTMENT IN FOREIGN SECURITIES

         The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve the investment objectives of the Funds, the Investment Manager allocates the Funds' assets among securities of countries and in currency denominations where it expects opportunities for meeting the Funds' investment objectives to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time to time a Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.

         INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. The Emerging Markets Fund may, and each of the other Funds will, invest in securities of foreign governments and companies that are organized or headquartered in developed foreign countries. A Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.

         Although these countries have developed economies, even developed countries may be subject to periods of economic or political instability. For example, efforts by the member countries of the European Union to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. Similarly, events in the Japanese economy and social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets in these and other developed foreign countries.


         INVESTMENT IN EMERGING MARKETS. Each Fund (except the Balanced Fund) may, and the Emerging Markets Fund will, invest in securities of developing countries with emerging markets and companies organized or headquartered in such countries. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. Emerging market countries include any country generally considered to be an emerging market or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. As of the date of this SAI, emerging market countries are deemed to include for purposes of this SAI, all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to a Fund's overall limitations on investments in emerging market countries.



         Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for current income and capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries, and thus the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. (See RISK CONSIDERATIONS--EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities.) In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in a Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.


         Investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for Fund assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.


CURRENCY MANAGEMENT

         Securities purchased by the Funds may be denominated in U.S. dollars, foreign currencies, or multinational currencies such as the Euro, and the Funds will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks independent of its securities positions.


         From time to time, the Funds (other than the MidCap Fund and Small Cap
Fund) may employ currency management techniques to enhance their total returns, although there is no current intention to do so. A Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance return, they are considered speculative.

         A Fund's ability and decision to purchase or sell portfolio securities may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Funds are redeemable in U.S. dollars each day the Funds determine their net asset value, the Funds must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

         GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The markets in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.



         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund (other than the MidCap Fund and Small Cap Fund) may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes or to seek to increase total return when the Investment Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward contracts are considered speculative. In addition, a Fund may enter into forward contracts in order to protect against anticipated changes in future foreign currency exchange rates.



         Each Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that there is a pattern of correlation between the two currencies. Each such Fund may also engage in proxy hedging, by using forward contracts in a series of foreign currencies for similar purposes.

         Each Fund may enter into forward contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each such Fund may enter into forward contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated income or dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Forward contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

         If a Fund enters into a forward contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will segregate cash, U.S. Government securities, or other liquid debt or equity securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional assets will be segregated so that the value of the segregated assets will equal the amount of the Fund's commitment with respect to the contract.

         A forward contract is subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.


         OPTIONS ON FOREIGN CURRENCIES. Each Fund (other than the MidCap Fund and Small Cap Fund) may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated income or dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each such Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes there is a pattern of correlation between the two currencies. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges.



         The writer of a put or call option receives a premium and gives the purchaser the right to sell (or buy) the currency underlying the option at the exercise price. The writer has the obligation upon exercise of the option to purchase (or deliver) the currency during the option period. A writer of an option who wishes to terminate the obligation may effect a "closing transaction" by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received; a Fund could be required to purchase or sell additional foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

         Each Fund may purchase call or put options on a currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

         When a Fund writes a put or call option on a foreign currency, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of its obligations under the option will be segregated by the Fund's custodian to collateralize the position.



         CURRENCY FUTURES CONTRACTS. Each Fund (other than the MidCap Fund and Small Cap Fund) may enter into currency futures contracts, as described under "Futures Transactions" below.





         CURRENCY SWAPS. Each Fund (other than the MidCap Fund and Small Cap
Fund) may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their currency swap positions entered into for hedging purposes. Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, or the delivery of the net amount of a party's obligations over its entitlements. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. Each Fund will maintain in a segregated account with the Fund's custodian cash, U.S. Government securities, or other liquid debt or equity securities equal to the amount of the Fund's obligations, or the net amount (if any) of the excess of the Fund's obligations over its entitlements, with respect to swap transactions. To the extent that such amount of a swap is segregated, the Global Company and the Investment Manager believe that swaps do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.



         The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund entering into a currency swap would be less favorable than it would have been if this investment technique were not used.


OPTIONS TRANSACTIONS



         Each Fund (other than the MidCap Fund and Small Cap Fund) may purchase listed put and call options on any securities which it is eligible to purchase as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by a Fund may not in each case exceed 5% of the value of the net assets of the Fund as of the date of purchase. In addition, a Fund will not purchase options if more than 25% of the value of its net assets would be hedged.




         A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. Put and call options on various stocks and financial indices are traded on U.S. and foreign exchanges. A put option is covered if the writer segregates cash, U.S. Government securities or other liquid debt or equity securities equal to the exercise price. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a put or call option that it had written by purchasing an identical put or call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option that it had purchased by writing an identical put or call option; this is known as a closing sale transaction. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.

PURCHASING PUT AND CALL OPTIONS

         PUT OPTIONS. If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date

(for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an "insurance policy", as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security which the Investment Manager feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the strike price of the put and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

         CALL OPTIONS. If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of "insurance policy" to hedge against losses that could incur if a Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security increases, the price the Fund pays for the security will in effect be increased by the premium paid for the call.

         WRITING PUT AND CALL OPTIONS. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. When a Fund writes a put option, the purchaser acquire the right to sell to the Fund the underlying security at a specified price at any time during the term of the option or on the option expiration date. When a Fund writes a call option, the purchaser acquires the right to purchase from the Fund the underlying security at a specified price at any time during the term of the option. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.


         STOCK INDEX OPTIONS. Each Fund (other than the MidCap Fund and Small Cap Fund) may purchase put and call options with respect to stock indices such as the S&P 500 Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.



         The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an index option depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

         Index prices may be distorted if trading of certain stocks included in an index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

         DEALER OPTIONS. Each Fund (other than the MidCap Fund and Small Cap
Fund) may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange-traded option, and may be subject to a Fund's restriction on investment in illiquid securities. In addition, dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the options.




SHORT SALES



         Each Fund (other than the MidCap Fund and Small Cap Fund) may engage in short sales transactions. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.



         The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

         In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

         To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

DELAYED-DELIVERY TRANSACTIONS



         Each Fund (other than the MidCap Fund and Small Cap Fund) may purchase securities on a delayed delivery or "when issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Funds generally do not intend to enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities at settlement may be more or less than the agreed upon price.



         A Fund will segregate cash, U.S. Government securities or other liquid debt or equity securities in an amount sufficient to meet its payment obligations with respect to any such transactions. To the extent that assets are segregated for this purpose, a Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.


FUTURES TRANSACTIONS



         Each Fund (other than the MidCap Fund and Small Cap Fund) may enter into futures contracts for the purchase or sale of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities. For example, if a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.





         The MidCap and Small Cap Fund may purchase and sell stock index futures contracts and options on such futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities and not for speculation. A stock index (such as the Standard & Poor's 500 Stock Price Index) assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.



         FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the currency, security or index at the close of the last trading day of the contract and the price at which the currency, security or index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the currency, security or index. No physical delivery of the underlying currency, securities, or securities in the index is made.

         Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the price of the underlying currency or stock index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when a Fund has purchased a currency futures contract and the price of the underlying currency has risen, the Fund's position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has purchased a currency futures contract and the price of the underlying currency has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.



         CHARACTERISTICS OF FUTURES OPTIONS. Each Fund (other than the MidCap Fund and Small Cap Fund) may also purchase call options and put options on securities or index futures contracts and each such Fund may also purchase futures options on currencies. The MidCap Fund and Small Cap Fund may only purchase call options and put options on stock index futures contracts. A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.





         PURCHASE OF FUTURES. Each Fund (other than the MidCap Fund and Small Cap Fund) may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates. Similarly, when the Investment Manager anticipates a significant stock market or stock market sector advance, a Fund, including the MidCap Fund and Small Cap Fund, may purchase a stock index futures contract which affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchase of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.





         SALE OF FUTURES. Each Fund (other than the MidCap Fund and Small Cap
Fund) may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of a Fund's portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies. Similarly, theFunds, including the MidCap Fund and Small Cap Fund, may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by doing so, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.




         PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of a put option on a currency, financial or index futures contract is analogous to the purchase of a put on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. For example, put options on futures may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

         PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on a currency, financial or index futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate or interest rate movements or temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual security or index, which can be used as a substitute for a position in the security or index itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying currency, security or index itself, the call option may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the underlying currency, security or index futures contract.
Like the purchase of a currency, financial or index futures contract, a Fund would purchase a call option on a currency, financial or index futures contract to hedge against an unfavorable movement in exchange rates, interest rates or securities prices.

         LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be segregated with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged. Such segregated accounts will be marked to market daily.



         The MidCap Fund and Small Cap Fund will not engage in transactions in stock index futures options for speculation, but only as a hedge against changes in the value of securities held in each Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund's investment portfolio.





         REGULATORY MATTERS. The Global Company has filed a claim of exemption from registration of the Funds as commodity pools with the Commodity Futures Trading Commission (the "CFTC"). Each Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a commodity pool operator and as a commodity trading advisor.




SWAPS

         INTEREST RATE SWAPS. The Balanced Fund may enter into interest rate swaps, caps and floors and will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one Nationally Recognized Rating Organization at the time of entering into such transaction. The Investment Manager will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as principals and as agents using standardized swap documentation. The Investment Manager has determined that, as a result, the swap market has become relatively liquid. Cap and floors are more recent innovations for which standardized documentation has not been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e. writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in the swap markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e. write) caps and floors without limitation, subject to the segregation requirement described above.

         The Europe Fund may engage in securities index total return swaps with approved counterparties. Securities index total return swaps involve an agreement between two parties to exchange payments that are based on a specified securities index and that are calculated on the basis of a set amount (the "notional amount") for a specified period of time. The Fund may enter into securities index total return swaps only to the extent that the notional amount of all current swaps does not exceed 30% of the Fund's net assets. Generally, the Fund will base its securities index total return swaps on its benchmark index, MSCI Europe. The Fund may, among other purposes, use securities index total return swaps to provide the Fund with sufficient liquidity to meet cash redemptions of shares while maintaining its investments in securities and foreign currencies or to provide the Fund with sufficient exposure to the equity markets when it is holding cash that is being held to meet redemptions or when incoming cash is not yet invested. Swaps are subject to risks comparable to the risks involved with respect to hedging transactions.

         The Europe Fund may enter into securities index total return swaps and will usually enter into securities index total return swaps on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as segregated accounts will be established with respect to such transactions, the Investment Manager believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each securities index total return swap will be accrued on a daily basis, and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.



         The Europe Fund will enter into swaps only with banks and recognized securities dealers believed by the Investment Manager to present minimal credit risk in accordance with guidelines established by the Board of Directors of the Global Company. If there is a default by the approved counterparty to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the swap.



DEBT SECURITIES




         Under normal market conditions, the Balanced Fund will invest at least 25%, and each other Fund except the Emerging Markets Fund, MidCap Fund and Small Cap Fund may invest up to 20%, of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The MidCap Fund and Small Cap Fund may invest up to 20% of their total assets in U.S. Government debt obligations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.




         The debt obligations in which each Fund may invest will be rated, at the time of purchase, BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or equivalent ratings by other rating organizations, or, if unrated, will be determined by the Investment Manager to be of comparable investment quality. If the rating of an investment grade security held by any Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher-rated securities. The Investment Manager does not currently intend to purchase U.S. or foreign debt securities on behalf of the International Fund except on an occasional basis when the Investment Manager believes that unusually attractive investments are available.

         Although securities rated BBB by Standard & Poor's or Baa by Moody's are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.



         The Emerging Markets Fund may invest up to 20% of its total assets in debt securities issued or guaranteed by an emerging market company or government (including such government's agencies, instrumentalities, authorities and political subdivisions), or denominated in the currencies of emerging market countries that the Investment Manager believes present attractive investment opportunities for capital growth. There is no limit on the average maturity of the debt securities in the Emerging Markets Fund's portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. The Balanced Fund may invest up to 5% of its total assets in debt securities rated, at the time of purchase, below investment grade by Standard and Poor's, Moody's or another recognized international rating organization. Bonds rated below investment grade are often referred to as "junk bonds," and involve greater risk of default or price declines than investment grade securities. The Balanced Fund will not invest in securities rated lower than B.



         RATINGS. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. In general, debt securities held by a Fund will be treated as investment grade if they are rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, are determined by the Investment Manager to be of comparable quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. If the rating of an investment grade security held by a Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. The Emerging Markets Fund and the Balanced Fund may invest in debt securities rated, at the time of purchase, below investment grade. Refer to the section entitled "Risk Considerations" for the risks associated with below investment grade debt securities.



         GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. For example, securities such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Securties such as those issued by the Federal Farm Credit Banks Funding Corporation are supported by the credit of the entity that issued them.






         Each Fund (other than the MidCap Fund and Small Cap Fund) may invest in sovereign debt obligations of foreign countries. A number of factors affect a sovereign debtor's willingness or ability to repay principal and interest in a timely manner, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.


         ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES. The Balanced Fund may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or securities with a face value equal to the amount of the coupon payment that would have been made.

         Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         PASS THROUGH SECURITIES. The Balanced Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities, including those issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA").

         GNMA Certificates are mortgage-related securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid on the mortgage pool, net of fees paid to the intermediary and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation securities ("PCs") and guaranteed mortgage securities ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

         Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Pass-through securities are subject to prepayment risk. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         MUNICIPAL SECURITIES. The Balanced Fund may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary. Such securities must be rated at least A by Standard & Poor's or Moody's.

         The Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

         MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Balanced Fund may invest in tax exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

         MUNICIPAL LEASE OBLIGATIONS. The Balanced Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

         SHORT-TERM OBLIGATIONS. The Balanced Fund may invest in short-term municipal obligations. These securities include the following:

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.
         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

         MORTGAGE-BACKED SECURITIES The Balanced Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on various types of mortgages, including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if the Investment Manager determines they are consistent with the Fund's investment objectives and policies.

         The value of a mortgage-backed security may change due to shifts in the market's perceptions of the issuer. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage-backed securities are subject to prepayment risk as described above under "Pass Through Securities." Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The Fund will invest in CMOs and mortgage-backed securities only if the Investment Manager determines that they are marketable.

         FOREIGN MORTGAGE-RELATED SECURITIES. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g. Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

         ASSET-BACKED SECURITIES The Balanced Fund may purchase asset-backed securities, which include undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bonds or limited guarantees. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities ultimately depend upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their returns. (As prepayments flow through at par, total returns would be affected by the prepayments; if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.) The Fund will invest in asset backed securities only if the Investment Manager determines that they are marketable.



BALANCED FUND - OTHER INCOME-PRODUCING SECURITIES





Other types of income producing securities that the Balanced Fund may purchase include, but are not limited to, the following types of securities. The Fund will purchase standby commitments, tender option bonds, inverse floaters and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.




         VARIABLE OR FLOATING RATE OBLIGATIONS. These types of securities bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers of certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These arrangements are designed to result in a market value for the instrument that approximates its par value.

         STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

         TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer, or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

         INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security or an index.

         INDEX AND CURRENCY-LINKED SECURITIES. The Balanced Fund may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Fund may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         Index floaters and index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Manager. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Manager. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid.


CONVERTIBLE SECURITIES AND WARRANTS

         Each Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.



         As a matter of operating policy, no Fund will invest more than 5% (10% for the MidCap Fund and Small Cap Fund) of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt, securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's entire investment therein.




SYNTHETIC CONVERTIBLE SECURITIES

         Each Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


PREFERRED STOCK

         Each Fund may purchase preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

BORROWING MONEY


         From time to time, it may be advantageous for a Fund to borrow money rather than sell portfolio securities to raise the cash to meet redemption requests. In order to meet such redemption requests, each Fund may borrow from banks or enter into reverse repurchase agreements. Each Fund may also borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Funds will not borrow money for leveraging purposes. A Fund may continue to purchase securities while borrowings are outstanding. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase transactions are considered to be borrowings.




         A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Board of Directors of the Global Company ( the "Board of Directors"), and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.



"ROLL" TRANSACTIONS

         The Balanced Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitments, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 50% of the Fund's net assets would be segregated to cover such contracts.


LENDING PORTFOLIO SECURITIES

         Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by its Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

OTHER INVESTMENT COMPANIES



         The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, each Fund may invest up to 10% (5% for the MidCap Fund and Small Cap Fund) of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. Furthermore, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company.





         If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies' management or administrative fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.




INVESTMENT IN ILLIQUID SECURITIES



         Each Fund may invest up to 15% (5% for the MidCap Fund and Small Cap
Fund) of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Boards of Directors.




         The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

         The Funds' investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

         The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Manager may determine in particular cases, pursuant to standards adopted by the Boards of Directors, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.


CASH-EQUIVALENT INSTRUMENTS

         Other than as described under INVESTMENT RESTRICTIONS below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, a Fund may invest up to 100% of its assets in such cash-equivalent investments.

         A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

PORTFOLIO TURNOVER

         Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, a Fund's investment objective, and the need for funds for the redemption of a Fund's shares, although the Tax Managed Growth Fund will also be influenced by its strategy of holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. In an attempt to minimize capital gains on other holdings, the Tax Managed Growth Fund may also realize accrued losses on some stocks.

         For example, a 150% portfolio turnover rate would occur if the value of purchases or sales of portfolio securities (whichever is less) by a Fund for a year (excluding purchases of U.S. Treasury issues and securities with a maturity of one year or less) were equal to 150% of the average monthly value of the securities held by the Fund during such year. As a result of the manner in which turnover is measured, a high turnover rate could also occur during the first year of a Fund's operations, and during periods when a Fund's assets are growing or shrinking. A high portfolio turnover rate would increase a Fund's brokerage commission expenses and other transaction costs, and may increase its taxable capital gains.



RISK CONSIDERATIONS


INVESTMENTS IN FOREIGN SECURITIES GENERALLY

         Investments in foreign securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include higher rates of interest on debt securities than are available from domestic issuers, the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not necessarily move in a manner parallel to U.S. stock markets.



         At the same time, however, investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, some of the Funds may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.



         In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of a Fund, including the withholding of tax on interest, dividends and other distributions and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

         Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objectives.

         In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

         Investment in debt securities of supranational organizations involves additional risks. Such organizations' debt securities generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.


DEPOSITARY RECEIPTS

         In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. Therefore, for purposes of each Fund's investment policies and restrictions, they are treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered. In addition, to the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipts to issue and service depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

         The information available for American Depositary Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards generally are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States. The information that is available concerning the issuers of the securities underlying European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.

         A depositary receipt will be treated as an illiquid security for purposes of a Fund's restriction on the purchases of such securities unless the depositary receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES



         There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets, in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.



         Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, custodial services and other costs related to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Funds' investment returns from such securities.

         In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability of additional investments in those countries.


INVESTMENTS IN SMALLER COMPANIES

         Investment in the securities of companies with smaller market capitalizations involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative.

         Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.

         The Small Cap Fund will generally not purchase the securities of issuers with market capitalizations below $200 million, except in rare circumstances or when the Investment Manager believes that an unusual investment opportunity is available.




CONVERTIBLE SECURITIES

         Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.


BELOW INVESTMENT GRADE DEBT SECURITIES

         The Emerging Markets Fund and the Balanced Fund may invest up to 5% of their total assets in debt securities rated below "Baa" by Moody's, below "BBB" by Standard & Poor's, or investment grade by another recognized rating agency or, if unrated, judged by the Investment Manager to be of comparable quality, if the Investment Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Debt securities rated below investment grade or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher-rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are generally considered to be subject to greater market risk in times of deteriorating economic conditions, and to wider market and yield fluctuations, than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities. The Investment Manager will try to reduce the risk inherent in a Fund's investments in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's investments in such debt securities. The Investment Manager will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, or have improved or are expected to improve in the future.

         Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity.


DELAYED-DELIVERY TRANSACTIONS



         Each of the Funds (other than the MidCap Fund and Small Cap Fund) may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A Fund may receive fees for entering into delayed-delivery transactions. When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may dispose of or renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.



OPTIONS

         There are several risks associated with transactions in options on securities, currencies and financial indices. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instruments; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         In addition, when trading options on foreign exchanges, many of the protections afforded to participants in U.S. option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

         Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.


FUTURES TRANSACTIONS

         There are several risks in connection with the use of futures contracts in the Funds. One risk arises because the correlation between movements in the price of a futures contract and movements in the price of the security or currency which is the subject of the hedge is not always perfect. The price of the futures contract acquired by a Fund may move more than, or less than, the price of the security or currency being hedged. If the price of the future moves less than the price of the security or currency which is the subject of the hedge, the hedge will not be fully effective but, if the price of the security or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the security or currency being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the security or currency which is the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of a security or currency being hedged and movements in the price of the futures, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the security or currency being hedged, if the historical volatility of the price of such security or currency has been greater than the historical volatility of the security or currency. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the security or currency being hedged is less than the historical volatility of the security or currency.

         Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by a Fund may result in immediate and substantial loss, or gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.

         When futures are purchased by a Fund to hedge against a possible unfavorable movement in a currency exchange rate before the Fund is able to invest its cash (or cash equivalents) in stock or debt instruments in an orderly fashion, it is possible that the currency exchange rate may move in a favorable manner instead. If the Fund then decides not to invest in stock or debt instruments at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the security or currency which is the subject of a hedge, the price of futures contracts may not correlate perfectly with movements in the index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the security or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the index or currency and movements in the price of index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a short time frame.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

         Compared to the use of a futures contract, the purchase of an option on a futures contract involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.

         A Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge a portfolio security or currency, an increase in the price of the security or currency, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the security or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.



         Successful use of futures by the Funds is subject to the Investment Manager's ability to predict correctly movements in the direction of the security and currency markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might, but would not necessarily be at increased prices which would reflect the rising market. Similarly, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager and its predecessors have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.



OTHER RISK CONSIDERATIONS

         Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.



         A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement entered into by a Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. Similarly, when a Fund engages in when-issued, reverse repurchase, forward commitment and related settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially.



         Borrowing also involves special risk considerations. Interest costs of borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.

INVESTMENT RESTRICTIONS


FUNDAMENTAL POLICIES

         Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of
(i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.



         In the case of the Funds (other than the MidCap Fund and the Small Cap
Fund), these restrictions provide that a Fund may not:





1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities) (this restriction does not apply to the Global Technology Fund, Global Health Care Fund, Biotechnology
         Fund,International Fund or Europe Fund).



2. Acquire more than 10% of the outstanding voting securities of any one issuer.

3. Invest in companies for the purpose of exercising control or management.

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

5. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

6. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% (15%, in the case of the Tax Managed Growth Fund) of the value of the Fund's total assets.

7. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

8. Invest more than 15% (10% for the International Fund) of the value of its net assets in securities that are illiquid (this restriction does not apply to the Balanced Fund, which is subject to a similar non-fundamental restriction);



9. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Global Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders.




10. Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Global Company, other than unaffiliated broker-dealers.

11. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.




12. Issue senior securities, except that the Fund may borrow money as permitted by restriction 4 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

13. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In the case of the MidCap Fund, these restrictions provide that the Fund may not:




1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

4. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

5. Invest in companies for the purpose of exercising control or management;

6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

7. Borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

8. Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted by restriction 7 above. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities.

9. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

10. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the value of the Fund's total assets;

11.  Make short sales of securities;

12. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

13. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Global Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

14. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

15. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Global Company, other than otherwise unaffiliated broker-dealers;

16. Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund's total assets; or

17. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contract except for stock index futures and related options.


In the case of the Small Cap Fund, these restrictions provide that the Fund may not:

1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

4. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

5. Invest in companies for the purpose of exercising control or management;

6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

7. Issue senior securities, except that the Fund may borrow amounts, up to 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities. The Fund may engage in activities listed in Investment Restriction 9, but will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

8. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

9. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities; and (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations. Notwithstanding the foregoing, the Fund may: (i) enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) loan portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements and other illiquid securities exceeds 5% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the Fund's net assets;

10.  Make short sales of securities;

11. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

12. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Global Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding
     5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

13. Participate on a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

14. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Global Company, other than otherwise unaffiliated broker-dealers;

15. Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund's total assets; or

16. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contracts except for stock index futures and related options.



Operating Policies



         Each Fund (other than the MidCap Fund and Small Cap Fund) has adopted certain investment restrictions that are not fundamental policies and may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that a Fund may not:







1. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

2. Invest more than 15% of the value of its net assets in securities that are illiquid (this restriction applies only to the Balanced Fund; the other Funds are subject to a similar fundamental policy).





         The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Global Company under the 1940 Act does not involve any supervision by any federal or other agency of the Global Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.





EXECUTION OF PORTFOLIO TRANSACTIONS



         The Investment Manager, subject to the overall supervision of the Board of Directors of the Global Company, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of a transaction, the Investment Manager evaluates a wide range of criteria, including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate to the Investment Manager that a particular broker is in a position to obtain the best execution, the order is placed with that broker. This may or may not be a broker that has provided investment information and research services to the Investment Manager.



         Such investment information may include, among other things: a wide variety of written reports or other data on individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; information about companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of, or be delivered by, computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

         Subject to the requirement of seeking the best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In electing such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Investment Manager exercises investment discretion. The Investment Manager evaluates all commissions paid in order to ensure that the commissions represent reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients

(including the Funds), and a Fund's commissions may be paid to a broker or dealer who supplied research services not used by the Fund. However, the Investment Manager expects that each Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

         Subject to the requirement of seeking the best execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. The Global Company anticipates that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

         The Investment Manager has no obligation to purchase or sell for a Fund any security that it, or its officers of employees, may purchase or sell for the Investment Manager's or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction appears unsuitable, impractical or undesirable for the Fund. Additionally, the Investment Manager does not prohibit any of its officers or employees from purchasing or selling for their own accounts securities that may be recommended to or held by the Investment Manager's client's, subject to the Investment Manager's and the Fund's Code of Ethics.

         The Funds also invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.



         For the fiscal years ended December 31, 1998, 1999 and 2000, the Funds paid total brokerage commissions as follows:

--------------------------------- ------------------------------ ------------------------------- ------------------------------
FUND NAME                                     1998                            1999                           2000
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Dresdner RCM Large Cap                       $8,963                         $15,209                         $42,565
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Tax Managed Growth                $0                            $1,221                         $33,334
Fund
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM MidCap Fund                   $2,617,257                      $2,991,915                     $2,185,323
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Small Cap Fund                $1,614,907                       $937,205                       $752,376
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Biotechnology Fund              $6,028                         $18,207                       $1,163,035
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Balanced Fund                     $0                             $287                          $12,179
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Global Small Cap                $23,322                        $32,714                        $207,432
Fund
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Global Technology               $27,683                        $150,279                      $2,037,699
Fund
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Global Health Care              $14,634                        $27,897                        $353,297
Fund
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM International                  $438,519                        $966,834                      $1,842,940
Growth Equity Fund
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Emerging Markets                $31,302                        $50,468                         $47,276
Fund
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Dresdner RCM Europe Fund                   $1,282,143                      $1,203,995                      $535,635
--------------------------------- ------------------------------ ------------------------------- ------------------------------

         All of the commissions paid during the fiscal year ended December 31, 2000, were paid to firms which provided research, statistical or other services to the Investment Manager.



         During the fiscal year ended 2000 the Large Cap Growth Fund, Balanced Fund, MidCap Fund, International Fund and Europe Fund each acquired the securities of one or more of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act):


------------------------------------------- ----------------------------------------- -----------------------------------------
FUND                                        REGULAR BROKER-DEALER                     VALUATION AS OF DECEMBER 31, 2000
------------------------------------------- ----------------------------------------- -----------------------------------------
Dresdner RCM Large Cap Fund                 Bank of New York, Inc.                    $1,049,000
------------------------------------------- ----------------------------------------- -----------------------------------------
                                            Citigroup, Inc.                           $1,940,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Dresdner RCM Balanced Fund                  Bank of New York, Inc.                    $110,000
------------------------------------------- ----------------------------------------- -----------------------------------------
                                            Citigroup, Inc.                           $306,000
------------------------------------------- ----------------------------------------- -----------------------------------------
                                            Morgan Stanley and Co., Inc.              $112,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Dresdner RCM MidCap Fund                    Capital One Financial Corp.               $11,214,000
------------------------------------------- ----------------------------------------- -----------------------------------------
                                            Federated Investors, Inc.                 $4,908,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Dresdner RCM International Growth Equity    Deutsche Bank AG                          $2,941,000
Fund
------------------------------------------- ----------------------------------------- -----------------------------------------
                                            Nikko Securities Co. LTD.                 $1,612,000
------------------------------------------- ----------------------------------------- -----------------------------------------
                                            Nomura Securities                         $1,638,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Dresdner RCM Europe Fund                    Deutsche Bank AG                          $1,613,000
------------------------------------------- ----------------------------------------- -----------------------------------------




As noted below, the Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"). Dresdner Kleinwort Wasserstein Securities LLC ("Dresdner Kleinwort Wasserstein") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Funds through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.




         In all such cases, the Dresdner Affiliates will act as agent for the Funds, and the Investment Manager will not enter into any transaction on behalf of the Funds in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of brokerage commissions separate from the Investment Manager's management fee. The Investment Manager's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate must be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.



         During fiscal 2000, the Europe Fund paid its affiliated broker, Dresdner RCM Kleinwort Wasserstein, total brokerage commissions of $24,328, which represents 4.5% of the Fund's aggregate brokerage commissions paid and 1.55% of the Fund's aggregate dollar amount of transactions effected during its most recent fiscal year.

         The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit plans, as well as individuals. In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio.

DIRECTORS AND OFFICERS


         The names and addresses of the Directors and officers of the Global Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.



         DEWITT F. BOWMAN, (70), Chairman and Director (since 1995). Interim Treasurer, Regents of the University of California (since 2000); Director, Forward Funds (since 2000) and Wilshire Target Funds, Inc. (since 1996); Principal, Pension Investment Consulting (since 1994); Chief Investment Officer, California Public Employees Retirement System (from 1989 to 1994); Trustee, RREEF America REIT, Inc. (since 1994), Brandes Institutional International Investment Trust (since 1995), Pacific Gas and Electric Nuclear Decommissioning Trust (since 1994), and PCG Private Equity Fund (since 1998).





         ROBERT J. BIRNBAUM (73), DIRECTOR. Director, Chicago Board Options Exchange (since 1998) and Chicago Mercantile Exchange (from 1990 to 1998); Trustee, Liberty All-Star Growth Fund, Inc. (since 1997), Colonial Funds (from 1995 to 1999) and Liberty All-Star Equity Fund, Inc. (since 1994).





         THEODORE J. COBURN (47), DIRECTOR. Partner, Brown, Coburn & Co., (consulting firm, since 1991); Education Associate at Harvard University Graduate School of Education (since 1996); Trustee, Nicholas-Applegate Mutual Funds (since 1992); Director, Nicholas-Applegate Fund, Inc. (since
1987), Video Update, Inc. (retail, since 1998), and Measurement Specialties, Inc. (industrial transducers, since 1995).





         PAMELA A. FARR, (55), Director. Independent Management Consultant and Partner, Best & Co. LLC (manufacturer and retailer of children's clothing and accessories, from 1996 to 1999); President, Banyan Homes, Inc. (real estate development and construction, from 1991 to 1996).





         ALFRED FIORE (63), DIRECTOR. General Manager, Ross Consulting (employee benefit consulting firm, since 1988); Executive Vice President and Chief Financial Officer, Parlux Fragrances, Inc. (since 1987); Executive Vice President and Chief Financial Officer, Concord Assets Group, Inc. (real estate manager, since 1986) and Director, Southeast Frozen Foods Corporation (since 1998).





         GEORGE B. JAMES, (63), Director. Senior Vice President and Chief Financial Officer, Levi Strauss & Co. (1985 to 1999); Director, Pacific States Industries (since 1985), Canned Foods Grocery Outlets (since 1990), Crown Vantage, Inc. (paper and paper products, since 1995), Clayton Group, Inc. (environmental consulting services, since 1997), Sharper Image (since
1999), and Callidus Software (since 1999).

         *JOHN A. KRIEWALL (60) Director. Retired Managing Director and Co-Chief Investment Officer of the Midcap Team of the Investment Manager; Member of Midcap Team Management Committee of the Investment Manager; Co-CIO of Small and Mid Cap Teams of the Investment Manager; and Member of the Equity Management Group of the Investment Manager (associated with the Investment Manager since 1973); (Mr. Kriewall would be an "interested person" of the Global Company (as defined in the 1940 Act) by virtue of his affiliation with the Investment Manager.)






         GEORGE G.C. PARKER, (61), Director. Senior Associate Dean for Academic Affairs and Director of the MBA Program and Dean Witter Professor of Finance, Graduate School of Business, Stanford University (since 1973); Director, California Casualty Group of Insurance Companies (since 1977), BB&K Holdings, Inc. (holding company for financial services companies, since 1980), Affinity Group Holdings, Inc.(marketing, since 1998), Tejon Ranch Company (fish and livestock, since 1999) and iShares Inc. (investment company, since 1999).






         KENNETH E. SCOTT, (71), Director . Ralph M. Parsons Professor of Law and Business, Stanford Law School (since 1967); Director, certain registered investment companies managed by American Century Investments (since 1972).






         *Interested Person of the Global Company as such term is defined in the 1940 Act, by virtue of his affiliation with the Investment Manager.







         ANTHONY AIN, (41), President. Managing Director and General Counsel of the Investment Manager (since 1992); Counsel to Commissioner Joseph A. Grundfest and Senior Special Counsel in Division of Market Regulation, United States Securities and Exchange Commission (from 1988 to 1992); and Associate, Fried, Frank, Harris, Shriver & Jacobson (securities and banking law, from 1984 to
1988).






         ROBERT J. GOLDSTEIN, (38), Vice President and Secretary. Director and Associate General Counsel of the Investment Manager (since 1997) ;Associate, Weil, Gotshal & Manges (private investment, hedge funds, international, transactional and general corporate matters, from 1990 to 1996).






         KARIN L. BROTMAN, (34), Assistant Secretary. Assistant Fund Counsel of the Investment Manager (since 1997); Product Manager, Fidelity Investments (from 1995 to 1997); and Account Officer, Fleet Financial Group (from 1993 to 1995).






         JENNIE W. KLEIN, (36), Vice President and Treasurer. Director of Investment Operations of the Investment Manager (since 1994); Manager, G.T. Capital Management (financial reporting and compliance, from 1991 to 1994); and Auditor, KPMG Peat Marwick (from 1988 to 1991).






         GLEN WONG, (39), Assistant Treasurer. Manager, Fund Administration of the Investment Manager (financial reporting, compliance, tax reporting, fund accounting, budgeting and shareholder servicing, since 1999); Supervisor, Franklin Templeton (mutual fund operations and financial reporting, from 1995 to 1998).







         STEVEN L. WONG, (34), Assistant Treasurer. Assistant Director, Fund Administration of the Investment Manager (financial reporting, compliance, tax reporting, fund accounting, budgeting and shareholder servicing, since 1994); Senior Auditor, KPMG Peat Marwick (from 1992 to 1994); and Fund Accountant, Franklin Funds (from 1991 to 1992).





         Regular meetings of the Global Company's Board of Directors are held on a quarterly basis. The Global Company's Audit Committee, whose present members are DeWitt F. Bowman, Alfred Fiore and George B. James meet with its independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each Director of the Global Company receives a fee of $30,000 per year plus $5,500 for each Board meeting attended Each Director is reimbursed for travel and other expenses incurred in connection with attending Board meetings.






         The following table sets forth the aggregate compensation paid by the Global Company for the fiscal year ended December 31, 2000, to the Directors for service on the Board of Directors and that of all other funds in the "Company complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):



                                               Pension or
                                               Retirement
                       Aggregate            Benefits Accrued                               Total Compensation
     Director       Compensation               as Part of             Estimate Annual        from Global Company and
       Name          from the Global     the Companies' Expenses       Benefits Upon       Company Complex
                         Company                                         Retirement           Paid to Directors (1)
------------------- ------------------- -------------------------- ----------------------- -----------------------------

DeWitt F. Bowman         $27,500                 $27,250                    N/A                  $54,500+

Robert J.                    N/A                   N/A                      N/A                  $16,000++
Birnbaum

Theodore J. Coburn           N/A                   N/A                      N/A                  $15,000++

Pamela A. Farr           $22,500                 $49,500                    N/A                  $49,500+

Alfred W. Fiore              N/A                   N/A                      N/A                  $16,000++

George B. James          $27,500                  None                      N/A                  $54,500+

John A. Kriewall             N/A                  None                      N/A                  $20,250+

George G.C. Parker       $22,500                 $52,500                    N/A                  $52,500+

Kenneth E. Scott             N/A                 $15,000                    N/A                  $30,000+

Total                   $100,000                $144,250                                        $308,250
---------------------

(1) During the fiscal year ended December 31, 2000, there were fourteen funds in the Company complex.

(+)      Reflects compensation earned as a Director of Dresdner RCM
         Capital Funds, Inc. (the "Capital Company"). The series of the Capital Company were recently reorganized as newly created series of the Global Company. Messrs. Kriewall and Scott became members of the Global Company's Board of Directors on December 29, 2000.

(++)     Reflects compensation earned as a Director of Dresdner RCM
         Investment Funds Inc. (the "Investment Company"). The serires of the Investment Company was recently reorganized as a newly created series of the Global Company. Messrs. Birnbaum, Coburn and Fiore became members of the Global Company's Board of Directors of March 6, 2001.



Each Director of the Global Company who is not an "interested person" as that term is defined in the 1940 Act, of the Investment Manager may elect to defer receipt of all or a portion of his or her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested either in 90-day U.S. Treasury bills, shares of the Common Stock of the Global Company , or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability. The obligation to make these payments to the Directors of the Global Company pursuant to the Directors' Plan is a general obligation of the Global Company. Each Fund may, to the extent permitted by the 1940 Act, invest in 90-day U.S. Treasury bills or the Common Stock of the Global Company, to match its share of the deferred compensation obligation under the Directors' Plan. As of December 31, 2000, no Director or officer of the Global

Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Global Company.



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



         As of March 31, 2001, there were 16,753,634 shares of the International Growth Equity Fund outstanding, 14,394,900 shares of the Global Technology Fund outstanding, 1,373,021 shares of the Global Small Cap Fund outstanding, 10,124,074 shares of the Global Health Care Fund outstanding, 5,563,480 shares of the Large Cap Growth Fund outstanding, 23,212,028 shares of the Biotechnology Fund outstanding, 627,243 shares of the Emerging Markets Fund outstanding, 839,087 shares of the Tax Managed Growth Fund outstanding, 4,740,530 shares of the Balanced Fund outstanding, 5,133,936 shares of the Europe Fund outstanding, 267,226,906 shares of the MidCap Fund outstanding and 26,951,745 shares of the Small Cap Fund outstanding. On that date the following were known to the Global Company to own of record more than 5% of the Funds' outstanding capital stock:





         Name and Address of                                                                  % of Shares
         Beneficial Owner                                        Shares Held                  Outstanding

         LARGE CAP GROWTH FUND

                                                                                                   18.43%
         Charles Schwab & Co, Inc.                                 1,025,681
         FBO Customers
         101 Montgomery Street
         San Francisco, California 94104


         Reed Eslevier US Salary Investment                          725,896                       13.04%
         275 Washington Street
         Newton, Massachusetts 02458-1630



         Wells Fargo Bank                                            556,802                       10.00%
         525 Market Street, 12th Floor
         San Francisco, California 94105


         Pacific Maritime Association                                436,758                        7.85%
         P.O. Box 7861
         San Francisco, California 94120-786

         Bankers Trust Company of Califorina                         488,408                        8.77%

         Jomei Chang & Dale Skeen Trustees                           352,921                        6.34%
         Chang-Skeen Charitable Remainder Trust

         Comprehensive Health Education                              329,441                        5.92%
         Foundation
         22419 Pacific Highway South
         Seattle, Washington 98198




         Congoleum Corp Master Trust                                 290,138                        5.21%
         3705 Quakerbridge Road
         P.O. Box 3127
         Mercerville, New Jersey 08619


         TAX MANAGED GROWTH FUND


         Charles Schwab & Co, Inc.                                   288,199                       35.24%
         FBO Customers
         101 Montgomery Street
         San Francisco, California 94104

         Clients of Dresdner Bank AG/                                100,000
         Investment Management                                                                     12.23%
         Institutional Asset Management Division
         Jorgen-Ponto-Platz
         60301 Frankfurt
         Germany

         Madre Lode                                                   66,094
         731 Madre Street                                                                           8.08%
         Pasadena, California 91107-5662


         MIDCAP FUND
         Ernst & Young US Master Trust                            54,297,035                       20.29%
         787 Seveth Avenue, 51st Floor
         New York, New York 10019

         The Boeing Company                                       32,630,762                       12.19%
         Employee Retirement Plan Trust
         7755 East Marginal Way South
         M/S 10-15
         Seattle, Washington 98108

         Chevron Corporation                                      21,283,640                        7.95%
         Annuity Trust
         6001 Bollinger Canyon Road
         Building H
         San Ramon, California 94583

         National Electrical Benefit Fund                         15,773,077                        5.89%
         1125 15th Street, N.W., Room 401
         Washington, D.C. 20005-2775

         Northern Trust as Trustee for                            20,587,546                        7.69%
         Tektronix Inc.
         14200 Karl Braun Drive
         P.O. Box 500, M.S. 55-544
         Beaverton, Oregon 97077




         UFCW                                                     13,485,485                        5.04%
         Northern California JT Pension Plan
         190 North Wiget Lane
         Walnut Creek, California 94598-2426

         Dominion Resources, Inc.                                 14,688,315                        5.49%
         625 Liberty
         Pittsburgh, Pennsylvania 15222-3199



         SMALL CAP FUND
         Chevron Corporation Annuity Trust                         3,075,701                       11.40%
         6001 Bollinger Canyon Road
         Building H
         San Ramon, California 94583

         Richard & Rhoda Goldman Fund                              3,831,796                       14.20%
         49 Stevenson Street, 9th Floor
         Suite 960
         San Francisco, California 94105

         Hughes Aircraft                                           2,620,655                        9.71%
         1010 Production Road
         Ft. Wayne, Indiana 46808

         Abbott Laboratories Annuity                               1,652,389                        6.12%
         Retirement Trust Fund
         One Abbott Park Road
         D310, AP6D/2
         Abbott Park, Illinois 60064-3500

         Standex International Corporation                         1,424,810                        5.28%
         Six Manor Parkway
         Salem, New Hampshire 03079-2841

         Oglethorpe Power Corporation                              1,368,434                        5.07%
         2100 East Exchange Place
         Tucker, Georgia 30084-5333


         BIOTECHNOLOGY FUND

         Charles Schwab & Co., Inc.
         FBO Customers                                             9,731,638                       41.86%
         101 Montgomery Street
         San Francisco, California 94104

         National Financial Services Corp.
         FBO Customers                                             5,184,202                       22.30%
         200 Liberty Street
         One World Financial Center
         New York, New York 10281-1003





         BALANCED FUND


         American Express Trust Company                            2,202,953                       46.21%
         FBO American Express Trust
         200 Vesey Street
         New York, New York 10285-0001


         Pacific NW Employers Pension Plan                         1,397,124                       29.30%
         c/o Cascade Employers Association
         3747 Market Street NE
         Salem, Oregon 97301
         US Trust Company Trust                                      928,223                       19.47%


         GLOBAL SMALL CAP FUND


         Charles Schwab & Co, Inc.                                   376,619                       27.09%
         FBO Customers
         101 Montgomery Street
         San Francisco, California 94104


         National Financial Services Corp.                           394,849                       28.40%
         FBO Customers
         200 Liberty Street
         One World Financial Center
         New York, New York 10281-1003

         Dean Witter Discover & Co.                                  175,936                       12.65%
         333 Market Street, 25th Floor
         San Francisco, California 94105-2102

         National Investors Service Corp.
         FBO Customers                                                87,242                        6.27%
         55 Water Street
         New York, New York 10041-0098


         GLOBAL TECHNOLOGY FUND

         Charles Schwab & Co., Inc.
         FBO Customers                                             4,724,386                       32.81%
         101 Montgomery Street
         San Francisco, California 94104

         National Financial Services Corp.
         FBO Customers                                             2,902,805                       20.16%
         200 Liberty Street





         One World Financial Center
         New York, New York 10281-1003

         GLOBAL HEALTH CARE FUND

         Charles Schwab & Co., Inc.
         FBO Customers                                             4,477,360                       44.17%
         101 Montgomery Street
         San Francisco, California 94104

         National Financial Services Corp.
         FBO Customers                                             2,527,479                       24.93%
         200 Liberty Street
         One World Financial Center
         New York, New York 10281-1003


         Frank Nominees Limited                                      598,291                        5.90%
         10 Fenchurch Street
         London, England


         INTERNATIONAL GROWTH EQUITY FUND


         Charles Schwab & Co, Inc.                                 1,796,777                       10.54%
         FBO Customers
         101 Montgomery Street
         San Francisco, California 94104

         JM Family Enterprises, Inc.
         100 NW 12th Avenue                                        1,909,981                       11.20%
         Deerfield Beach, Florida 33442

         Boston Safe Deposit and Trust Company
         FBO Blue Cross and Blue Shield of                         1,258,014                        7.38%
         Massachusetts Retirement Income Trust
         100 Summer Street
         Boston, Massachusetts 02110

         Northern Trust as Custodian                               1,033,552                        6.06%
         FBO McDonald's Corporate Profit Sharing Plan
         Dept. 300 Kroc Drive
         Oak Brook, Illinois 60521


         EMERGING MARKETS FUND

         Clients of Dresdner Bank AG/                                300,000
         Investment Management                                                                     47.85%




         Institutional Asset Management Division
         Jorgen-Ponto-Platz
         60301 Frankfurt
         Germany

         Charles Schwab & Co, Inc.                                  137,842                       21.99%
         FBO Customers
         101 Montgomery Street
         San Francisco, California 94104

         National Financial Services Corp.
         FBO Customers                                                88,450                       14.11%
         200 Liberty Street
         One World Financial Center
         New York, New York 10281-1003



         EUROPE FUND

         Charles Schwab & Co., Inc.
         FBO Customers                                             1,213,227                       23.75%
         101 Montgomery Street
         San Francisco, California 94104

         National Financial Services Corp.                           552,178                       10.81%
         FBO Customers
         200 Liberty Street
         One World Financial Center
         New York, New York 10281-1003

         Marshcover & Co.                                            350,105                        6.85%
         P.O. Box 5756
         Boston, Massachusetts 02206-0001

                                                                     277,353                        5.43%
         Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013-2339





THE INVESTMENT MANAGER

         The Board of Directors of the Global Company has overall responsibility for the operation of the Global Company's Funds. Pursuant to such responsibility, the Board of Directors has approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. The Global Company has retained as the Funds' Investment Manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients. The Investment Manager was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

         The Investment Manager is wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). US Holdings is a registered investment adviser and is a subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization headquartered in Frankfurt Germany, whose principal executive offices are located at Jurgen-Ponto-Platz, 600329 Frankfurt/Main. With total consolidated assets as of December 31, 2000, of EUR 484 billion (USD 456 billion), and approximately 1,360 offices and 51,456 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services including, traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this SAI, the six members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler, Susan C. Gause, and Luke D. Knecht.




         Dresdner and the Investment Manager, by virtue of Dresdner's banking operations in the United States, are subject to U.S. banking laws and regulations. U.S. banking organizations generally may act as advisers to investment companies and may buy and sell investment company shares for their customers. The Investment Manager believes that it may perform the services contemplated by its investment management agreements with the Global Company without violating these banking laws or regulations. In addition, effective March 11, 2000, banking organizations that qualify as and elect to become financial holding companies are permitted to sponsor and distribute the shares of investment companies. Thus, the extent to which Dresdner qualifies and elects to engage in these activities, as well as future changes in legal requirements or regulatory interpretations relating to permissible activities of banking organizations and their affiliates, could affect the nature and scope of services provided to the Global Company by the Investment Manager or its affiliates.




         The Investment Manager provides the Funds with investment supervisory services pursuant to Investment Management Agreements, Powers of Attorney and Service Agreements (the "Management Agreements") dated as of June 14, 1996 for the Global Technology Fund, December 27, 1996 for the Global Small Cap Fund, Global Health Care Fund and Large Cap Fund, December 30, 1997 for the Biotechnology Fund and Emerging Markets Fund, December 30, 1998 for the Tax Managed Growth Fund, December 15, 2000 for the Balanced Fund, December 29, 2000 for the MidCap Fund, Small Cap Fund and International Fund and March 6, 2001 for the Europe Fund. The Investment Manager manages the Funds' investments, provides various administrative services, and supervises the Funds' daily business affairs, subject to the authority of the Board of Directors. The Investment Manager is also the investment manager for RCM Strategic Global Government Fund, Inc., Bergstrom Capital Corporation, and Dresdner RCM Global Strategic Income Fund, Inc., each closed-end management investment companies. A Fund's Management Agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Global Company's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.




         Each Fund has, under its respective Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) fees pursuant to the Fund's Rule 12b-1 plan, (g) legal and audit fees, (h) SEC and "Blue Sky" registration expenses, and (i) compensation, if any, paid to officers and employees of the Global Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Funds. Expenses attributable to a Fund are charged against the assets of the Fund.



         For the services rendered by the Investment Manager under each Fund's Investment Management Agreement, each Fund pays management fees at an annualized rate of its average daily net assets, as described in the Prospectus. For the fiscal years ended December 31, 2000, 1999, and 1998 the Funds' (and, in the case of the MidCap, Small Cap, International and Europe Funds, their predecessors) paid the following management fees:


-------------------------  --------------------------------  -----------------------------   -----------------------------
                                        1998                             1999                            2000
-------------------------  --------------------------------  -----------------------------   -----------------------------
                             Management        Management      Management     Management       Management    Management
                                Fees           Fees after          Fees       Fees after          Fees       Fees after
                                                Waiver                         Waiver                         Waiver
-------------------------  --------------------------------  -----------------------------   -----------------------------

MidCap Fund                  $7,043,731        $7,043,731       $7,410,131    $7,410,131       $9,917,012     $9,917,012
-------------------------  --------------------------------  -----------------------------   -----------------------------

Small Cap Fund               $5,821,282        $5,821,282       $4,309,277    $4,309,277       $3,521,092     $3,521,092
-------------------------  --------------------------------  -----------------------------   -----------------------------

International Growth           $878,692          $807,257       $1,233,869    $1,101,512       $2,286,088     $2,334,971
Equity Fund
-------------------------  --------------------------------  -----------------------------   -----------------------------

Global Technology Fund         $104,008           $26,532         $683,211      $650,772       $7,458,064     $7,796,677
-------------------------  --------------------------------  -----------------------------   -----------------------------

Global Small Cap Fund           $52,418          $(56,465)         $72,416     $(142,325)        $437,166       $311,509
-------------------------  --------------------------------  -----------------------------   -----------------------------

Large Cap Growth Fund           $40,991          $(79,923)         $85,913     $(132,554)        $255,688        $59,454
-------------------------  --------------------------------  -----------------------------   -----------------------------

Global Health Care Fund         $50,736          $(58,352)         $54,854     $(128,867)        $963,495       $828,082
-------------------------  --------------------------------  -----------------------------   -----------------------------

Biotechnology Fund              $31,260          $(74,023)         $50,217     $(116,913)      $4,940,164     $4,974,928
-------------------------  --------------------------------  -----------------------------   -----------------------------

Tax Managed Growth Fund          $21               $21             $10,058     $(200,281)        $191,832        $63,895
-------------------------  --------------------------------  -----------------------------   -----------------------------

Balanced Fund                    N/A               N/A                $279      $(17,051)         $99,033      $(106,210)
-------------------------  --------------------------------  ----------------------------   -----------------------------

Emerging Markets Fund           $28,446         $(164,681)         $34,657     $(275,494)         $84,289      $(218,447)
-------------------------  --------------------------------  -----------------------------   -----------------------------

Europe Fund                  $1,915,266        $1,915,266         $927,995      $729,053         $776,531       $372,735
-------------------------  --------------------------------  -----------------------------   -----------------------------




         The Investment Manager has agreed to limit each Fund's expenses as described in the Prospectus. Each Fund has agreed to reimburse the Investment Manager, for a period of up to five years, for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. This obligation will not be recorded on the books of a Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Investment Manager will be accrued by the Fund as a liability.



         Each Fund's Management Agreement provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Manager's reckless disregard of its duties and obligations under the Management Agreement. The Global Company has agreed to indemnify the Investment Manager out of the assets of each Fund, against liabilities, costs and expenses that the Investment Manager may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Manager in connection with the performance of its duties or obligations under the Management Agreement with respect to the Fund or otherwise as investment manager of the Fund. The Investment Manager is not entitled to indemnification with respect to any liability to a Fund or its stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Management Agreement.



         Each Management Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund which is the subject of the Management Agreement, by a vote of the majority of the Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).



THE DISTRIBUTOR



         Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 (the "Distributor") serves as Distributor to each Fund. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of The BISYS Group, Inc., which provides distribution and other related services with respect to investment products.




DISTRIBUTION AGREEMENT



         Pursuant to a Distribution Agreement with the Global Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in each Fund's Management Agreement discussed above. Pursuant to the Distribution Agreement, the Global Company has agreed to indemnify the Distributor out of the assets of each Fund to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 arising in connection with the Distributor's activities on behalf of the Global Company.





         The Global Company also has an Agreement with the Investment Manager and the Distributor pursuant to which the Distributor has agreed to provide: regulatory, compliance and related technical services to the Global Company; services with regard to advertising, marketing and promotional activities; and officers to the Global Company. The Investment Manager is required to reimburse the Global Company for any fees and expenses of the Distributor pursuant to the Agreement.




DISTRIBUTION AND SERVICE PLAN



         The Global Company, on behalf of each of its Funds, has adopted a distribution and service plan, (the " Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in connection with providing distribution and shareholder support services to such shares. Class I shares are not subject to 12b-1 fees. The Distributor is reimbursed for: (a) expenses incurred in connection with advertising and marketing the N Class of shares of the Funds, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Funds' prospectus and statement of additional information.



         The Plan continues in effect from year to year with respect to each Fund, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the Global Company, including a majority vote of the Directors who are not "interested persons" of the Global Company within the meaning of the 1940 Act and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the outstanding shares of the Fund. The Plan may not be amended to increase materially the amounts to be paid by a Fund for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors of the Global Company in the manner described above. The Plan will automatically terminate in the event of its assignment.

         If in any year Funds Distributor is due more from the Funds for such services than is immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward while the Plan is in effect until such later year as it may be paid. There is no limit on the periods during which unreimbursed expenses may be carried forward, although the Funds are not obligated to repay any outstanding unreimbursed expenses that may exist if the Plan is terminated or not continued. No interest, carrying, or finance charge will be imposed on any amounts carried forward.



         During fiscal 2000, the International Growth Equity Fund, Global Technology Fund, Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund, Biotechnology Fund, Emerging Markets Fund, Tax Managed Growth Fund and Europe Fund reimbursed the Distributor $11,437, $926,608, $38,298, $240,830, $23,823, $1,251,966, $14,882, $8,872 and $191,956, respectively, for certain expenses actually incurred by the Distributor. These fees reimbursed the Distributor for expenses actually incurred in connection with the Funds' participation in fund supermarket platforms. The Distributor may pay broker-dealers and others, out of the fees it receives under the Plan, quarterly trail commissions of up to 0.25%, on an annual basis, of the average daily net assets attributable to the N class of shares of each Fund held in the accounts of their customers.



         Pursuant to the Plan, the Board of Directors of the Global Company review at least quarterly a written report of the distribution expenses incurred on behalf of shares of the N Class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors of the Global Company who are not "interested persons" of the Global Company within the meaning of the 1940 Act is committed to the Directors who are not interested persons of the Global Company.



THE ADMINISTRATOR

         The administrator of the Global Company (except for the Emerging Markets Fund) is State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02109.

         Pursuant to an Administration Agreement with the Global Company, State Street is responsible for performing all administrative services required for the daily operation of each such Fund, , subject to the control, supervision and direction of the Global Company and the review and comment by the Global Company's auditors and legal counsel. State Street has no supervisory responsibility over the investment operations of the Funds. Administrative services performed by State Street include, but are not limited to, the following: overseeing the determination and publication of the Funds' net asset values; overseeing the maintenance by the Global Company's custodian of certain book and records of the Funds; preparing the Funds' federal, state and local income tax returns; arrange for payment of theFunds' expenses; and preparing each financial information for the Global Company's semi-annual and annual reports, proxy statements and other communications.

         For its services, State Street receives annual fees pursuant to the following schedule:


                                               ANNUAL FEE
         Average Assets                  Expressed in Basis Points: 1/100 of 1%

         First $250 Million/Fund                  2.50
         Next $250 Million/Fund                   1.75
         Thereafter                               1.00
         Minimum/Fund                             $57,500



         Fees are calculated by multiplying each Average Asset break point in the above schedule by the number of Funds in the Dresdner RCM complex served by State Street to determine the breakpoints used in the schedule. Total net assets of all such Funds will be used to calculate the fee by multiplying the net assets of the Funds by the basis point fees in the above schedule. The minimum fee will be calculated by multiplying the minimum fee by the number of Funds in the complex served by State Street to arrive at the total minimum fee. The greater of the basis point fee or the minimum fee will be allocated equally to each Fund in the complex served by State Street.

         Brown Brothers Harriman & Co. ("BBH") serves as administrator of the Emerging Markets Fund. BBH provides administrative services similar to those provided by State Street, as described above. For its services, which include fund accounting services, BBH receives annual fees pursuant to the following schedule:

          Average Assets            ANNUAL FEE
                                    Expressed in Basis Points: 1/100 of 1%
          First $100 Million                 2.50
          Next $400 Million                  3.75
          Thereafter                         2.50
          Minimum                            $70,000

          $1,500 per month for first additional class

         Total net assets of the Fund will be used to calculate the fee by multiplying the net assets of the Fund by the basis point fees in the above schedule. The greater of the basis point fee or the minimum fee will be charged to the Fund.



OTHER SERVICE PROVIDERS

         State Street acts as the transfer agent, redemption agent and dividend paying agent for the Funds. State Street also acts as custodian for all the Funds, except the Emerging Markets Fund. Brown Brothers Harriman & Co. ("Brown Brothers") acts as custodian for the Emerging Markets Fund. Each custodian is responsible for the safekeeping of a Fund's assets and the appointment of any subcustodian banks and clearing agencies.

         State Street's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171. Brown Brothers' principal business address is 40 Water Street, Boston, Massachusetts 02109.



         PricewaterhouseCoopers LLP ("PwC") acts as the independent public accountants for the Funds. PwC audits financial statements and financial highlights for the Funds and provides other audit, tax, and related services. PwC's principal business address is 160 Federal Street, Boston, Massachusetts 02110.



NET ASSET VALUE

         For purposes of the computation of the net asset value of each share of each Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of regular trading on the day the securities are being valued, unless the Board of Directors or a duly constituted committee of the Board determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on the NASDAQ Stock Market or a similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Board of Directors deems appropriate to reflect their fair value.

         Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors in good faith deems appropriate to reflect their fair value.

         Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of regular trading on the New York Stock Exchange. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

         Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

         Debt obligations with maturities of 60 days or less are valued at amortized cost. The Global Company may use a pricing service approved by the Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual rating characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

         The Board of Directors of the Global Company has adopted guidelines and procedures for valuing portfolio securities for which market quotations are not readily available and has delegated to a Pricing Committee the responsibility for determining the basis for pricing such securities. Such pricing may be used only when no reliable external price is available from a pricing service, from a dealer quotation, or from a recent sale.



PURCHASE AND REDEMPTION OF SHARES

         The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is normally calculated once daily at the close of regular trading (normally 4:00 P.M. Eastern time) on the New York Stock Exchange on each day that the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by Boston Financial Data Services ("BFDS") prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to BFDS. The Global Company reserves the right in its sole discretion to suspend the continued offering of one or more of its Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Fund and its respective shareholders.


REDEMPTION OF SHARES

         Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the
extent practicable, representing a pro rata portion of each of the portfolio securities held by the Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if the Global Company believes that honoring such request is in the best interests of such series. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee provided they are transmitted to the Fund's transfer agent on the same day.



DIVIDENDS, DISTRIBUTIONS AND TAX STATUS



         Each income dividend and capital gain distribution, if any, declared by a Fund will be paid in full and fractional shares based on the net asset value as determined on the ex-dividend date for such distribution, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or other distribution portion thereof in cash. Changes in the manner in which dividend and other distribution payments are paid may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the Global Company and will be effective as to any subsequent payment if such notice is received by the Global Company prior to the record date used for determining the stockholders entitled to such payment. Any distribution election will remain in effect until the Global Company is notified by the stockholder in writing to the contrary.



REGULATED INVESTMENT COMPANY

         Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. Each Fund is treated as a separate corporation for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies are applied separately to the Funds. In addition, net capital gains (the excess of net long-term capital gain over net short-term capital loss), net investment income, and operating expenses are determined separately for each Fund. By complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax with respect to net investment income and net realized capital gains distributed to its stockholders.

         To qualify as a regulated investment company under Subchapter M, generally a Fund must: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies and certain other income (including gains from certain options, futures and forward contracts), ("Income Requirement"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         In any taxable year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and its net tax-exempt interest income (if any) ("Distribution Requirement"), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Funds expect to so distribute all of such income and gains on an annual basis and thus will generally avoid any such taxation.

         Even if a Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for a calendar year ending within the regulated investment company's taxable year over the "distributed amount" for that calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income and net gains from certain foreign currency transactions) for the calendar year, (ii) 98% of capital gain net income (generally both long-term and short-term capital gain) for the one-year period ending on October 31 (as though that period were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. The Funds intend to meet these distribution requirements to avoid Excise Tax liability.



Any distributions declared by the Funds in October, November, or December to stockholders of record during those months and paid during the following Janaury are treated, for tax purposes, as if they were received by each stockholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.



         Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividend and capital gain distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends-received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold the Fund shares for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, which are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Funds under federal, state, and local tax laws.



If a stockholder sells his or her shares of a Fund within six months after the shares have been purchased by such a stockholder, and to the extent the stockholder realizes a loss on the sale of the shares, the stockholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to the shares. If a stockholder sells shares of a Fund within six months after the shares have been purchased, any losses realized by the stockholder on such a sale will be treated as long-term capital losses to the extent that the stockholder has received a long-term capital gain dividend distribution with respect to his or her shares of a Fund. However, any distributions by a Fund of long-term capital gains will be taxable to the stockholders as long-term capital gains, regardless of how long the stockholder has held the Fund's shares.



WITHHOLDING



The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any stockholder (i) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (ii) who provides an incorrect taxpayer identification number; (iii) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (iv) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the stockholder's ultimate U.S. tax liability.



         Dividends paid by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") generally will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply, however, if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with the conduct of a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gain to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to withholding or U.S. federal income tax.

FOREIGN CURRENCY, OPTIONS, FUTURES AND FORWARD CONTRACTS

         Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities of foreign currencies, will qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS

         Many of the options, futures contracts and forward contracts entered into by the Funds are "Section 1256 contracts." Any gains or losses realized on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. The 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

STRADDLE RULES

         Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the amount, character and timing of recognition of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Funds are not entirely clear.

         Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders. A Fund may make one or more elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to elections made. The rules applicable under certain elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

SECTION 988 GAINS AND LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security, contract or option and the date of disposition thereof are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES

         A Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" for that year.

         The foregoing is a general abbreviated summary of present U.S. federal income tax laws applicable to the Funds, their stockholders and dividend and capital gain distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and other distributions received from the Funds.

INVESTMENT RESULTS

         Average annual total return ("T") of a Fund is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by a Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                  P(1+T) to the power of n = ERV

         The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

         This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment; (ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and
(iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by using ending values as determined above.

         Quotations of the Balanced Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following SEC formula:

                        YIELD = 2[(a - b + 1) to the power of 6 - 1]
                                   -----
                                     cd

Where a = dividend and interest income during the period b = expenses accrued during the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
         d = maximum net offering price per share on the last day of the period

         In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with a Fund's investment objective and policies.

         Each of the Funds may from time to time compare its investment results with data and mutual fund rankings published or prepared by Lipper Inc. and Morningstar, Inc., which rank mutual funds by overall performance, investment objectives, and assets.

         In addition, the Funds may from time to time compare their performance with one or more of the following:

1. THE S&P 500 INDEX which is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

2. THE SALOMON BROTHERS EXTENDED MARKET INDEX ("EMI"), which is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of 5,409 companies with a total available market capitalization of at least the local equivalent of US$100 million on the last business day of May each year. The BMI consists of two components: the Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stock falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.

3. THE RUSSELL MIDCAP INDEX , which is composed of the smallest 800 companies in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the investable U.S. equity market.

4. THE RUSSELL MIDCAP GROWTH INDEX, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

5. THE S&P MIDCAP 400 INDEX, WHICH IS COMPOSED OF THE SMALLEST 400 COMPANIES IN THE S&P 500 INDEX.

6. THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX, which is an equally weighted index of the 10 largest U.S. science and technology mutual funds.

7. THE RUSSELL MIDCAP HEALTH CARE INDEX, which is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

8. THE AMERICAN STOCK EXCHANGE BIOTECHNOLOGY INDEX, which is an equal-dollar weighted index that attempts to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. This index was developed with a base level of 200 stocks as of October 18, 1991.

9. THE NASDAQ BIOTECHNOLOGY INDEX, which is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This index was developed with a base value of 200 stocks as of November 1, 1993.

10. THE RUSSELL 2000 INDEX, which is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately
     98% of the investable U.S. equity market.

11. THE MSCI EMERGING MARKETS FREE INDEX, which is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is US$800 million.

12. THE IFC INDEX OF INVESTABLE EMERGING MARKETS, which represents the IFC investable regional total return composite. The term "investable" indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.

13. THE MSCI-EAFE INDEX, which is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the countries in Europe, Australasia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

14. THE MSCI-ACWI EX-U.S. INDEX, which is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

15. THE MSCI WORLD SMALL CAP INDEX, which is a market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The Index is created by selecting companies within the market capitalization range of US $200 - $800 million. The Index aims to represent 40% of the small cap universe within each country by capturing 40% of each industry.

16. THE DAX 100 INDEX, an unmanaged index which is commonly used as a performance comparison for funds that invest primarily in Germany and which measures the total rate of return of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange.

17. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX, which measures the total rate of return of nearly 600 stocks from 15 developed European countries.

18. THE LEHMAN BROTHERS AGGREGATE BOND INDEX which is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

19. THE LIPPER BALANCED INDEX, which is a composite prepared by Lipper Inc. of mutual funds with the same objective as the Balanced Fund.

20. THE BLENDED S&P 500 INDEX/LEHMAN BROTHERS AGGREGATE BOND INDEX, which is a blended index comprised of the performance of the two indexes weighted 60% Standard & Poor's 500 Index and 40% Lehman Brothers Aggregate Bond Index.

21. THE DOW JONES INDUSTRIAL AVERAGE, WHICH IS A PRICE-WEIGHTED AVERAGE OF THE PRICES OF 500 OF THE LARGEST PUBLICLY TRADED STOCKS IN THE UNITED STATES.

22. THE VALUE LINE COMPOSITE INDEX, WHICH CONSISTS OF APPROXIMATELY 1,700 COMMON EQUITY SECURITIES.

23. THE NASDAQ OVER-THE-COUNTER INDEX, WHICH IS A VALUE-WEIGHTED INDEX COMPOSED OF 4,500 STOCKS TRADED OVER THE COUNTER.

24. DATA AND MUTUAL FUND RANKINGS PUBLISHED BY LIPPER INC. AND MORNINGSTAR, WHICH RANK MUTUAL FUNDS BY OVERALL PERFORMANCE, INVESTMENT OBJECTIVES, AND ASSETS.

GENERAL INFORMATION


         The Global Company was incorporated in Maryland as an open-end management investment company on September 17, 1995.





         The authorized capital stock of the Global Company is 3,250,000,000 shares of capital stock (par value $.0001 per share), of which 100,000,000 shares have been designated as shares of the International Fund, 150,000,000 shares have been designated as shares of the Small Cap Fund, 600,000,000 shares have been designated as shares of the MidCap Fund, 200,000,000 shares have been designated as shares of the Europe Fund, 50,000,000 shares have been designated as shares of each of the Global Technology Fund, Global Small Cap Fund, Global Health Care Fund, Large Cap Fund, Biotechnology Fund, Emerging Markets Fund, Tax Managed Growth

Fund, Global Equity Fund and Strategic Income Fund and 25,000,000 shares have been designated as shares of the Balanced Fund. The Board of Directors of the Global Company may, in the future, authorize the issuance of other classes of shares of such Funds, or of other series of capital stock representing shares of additional investment portfolios or funds.



DESCRIPTION OF CAPITAL SHARES

         All shares of the Global Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares. All shares of the Funds when duly issued will be fully paid and non-assessable. The rights of the holders of shares of each Fund may not be modified except by vote of the majority of the outstanding shares of such Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed.

         Shares of the Global Company have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Company's shares voting for the election of the directors can elect 100% of the directors of the Company if they wish to do so. In such event, the holders of the remaining less than 50% of the shares of the Global Company voting for the election of directors will not be able to elect any person to the Board of Directors of the Global Company.

         The Global Company is not required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. The Global Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Global Company's outstanding voting securities, and will assist in communicating with its stockholders as required by Section 16(c) of the 1940 Act.

         Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or its Articles of Incorporation or Bylaws, the Global Company generally may take or authorize any extraordinary action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Global Company or may take or authorize any routine action upon approval of a majority of the votes cast.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Global Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding voting securities, as defined in the 1940 Act, of the series or class of the Global Company affected by the matter. Under Rule 18f-2, a series or class is presumed to be affected by a matter, unless the interests of each series or class in the matter are identical or the matter does not affect any interest of such series or class. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding voting securities, as defined in the 1940 Act. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the stockholders of the Global Company voting without regard to Fund.

         Each share of each Class of a Fund (Class N - Non-Institutional and Class I - Institutional) represents an equal proportional interest in the Fund with each other share of the same Class and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Class as are declared in the discretion of the Board of Directors. In the event of the liquidation or dissolution of the Global Company, stockholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such general basis as the Board of Directors may determine.

ADDITIONAL INFORMATION


COUNSEL



         Certain legal matters in connection with the capital shares offered by the Global Company have been passed upon by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. The validity of the capital stock offered by the Global Company has been passed upon by Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters. Wilmer, Cutler & Pickering acts as special independent counsel to the Board of Directors.



LICENSE AGREEMENT

         Under a License Agreement dated as of December 11, 1997, the Investment Manager has granted the Global Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Global Company at any time, or to grant the use of such name to any other company. In addition, the Global Company has granted the Investment Manager, under certain conditions, the right to use any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.



FINANCIAL STATEMENTS



         Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to Shareholders for the year ended December 31, 2000, including the Report of Independent Accountants, dated February 16, 2001, the Statements of Assets and Liabilities (including the Portfolio of Investments) and the related Statements of Operations and Changes in Net Assets, and the Financial Highlights. Copies of the Funds' Annual and Semi-Annual Reports to Shareholders are available, upon request, by calling
(800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, California 94111.




REGISTRATION STATEMENT

         The Funds' Prospectus and this SAI do not contain all of the information set forth in the Global Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov/. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Global Company's registration statement, each such statement being qualified in all respects by such reference.

                         DRESDNER RCM GLOBAL FUNDS, INC.



    -------------------------------------------------------------------------



                         DRESDNER RCM GLOBAL EQUITY FUND
                       DRESDNER RCM STRATEGIC INCOME FUND



    -------------------------------------------------------------------------









                           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. It is a criminal offense to state or suggest otherwise.

                                 April 30, 2001

DRESDNER RCM GLOBAL FUNDS, INC.


                          TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                     RISK/RETURN SUMMARY AND FUND EXPENSES
---------------------------------------------------- -----------------------------------------------------------------
THIS SECTION SUMMARIZES THE FUNDS' INVESTMENTS,        3     Dresdner RCM Global Equity Fund
RISKS, PAST PERFORMANCE, AND FEES.                     6     Dresdner RCM Strategic Income Fund

                                                     INVESTMENT STRATEGIES, POLICIES AND RISKS
---------------------------------------------------- -----------------------------------------------------------------
THIS SECTION PROVIDES DETAILS ABOUT THE FUNDS'         9     Investment Strategies and Policies
INVESTMENT STRATEGIES, POLICIES AND RISKS.             11    Other Investment Practices
                                                       12    Changing the Funds' Investment Objectives and Policies
                                                       12    Investment Risks

                                                     ORGANIZATION AND MANAGEMENT
---------------------------------------------------- -----------------------------------------------------------------
THIS SECTION PROVIDES DETAILS ABOUT THE PEOPLE AND     16    The Funds and the Investment Manager
ORGANIZATIONS WHO OVERSEE THE FUNDS.                   16    The Portfolio Managers
                                                       16    Management Fees and Other Expenses
                                                       16    The Distributor

                                                     SHAREHOLDER INFORMATION
---------------------------------------------------- -----------------------------------------------------------------
THIS SECTION TELLS YOU HOW TO BUY, SELL AND            17    Contacting Dresdner RCM Global Funds
EXCHANGE SHARES, HOW WE VALUE SHARES, AND HOW WE       20    Investing with the Dresdner RCM Family of Funds
PAY DIVIDENDS AND DISTRIBUTIONS.                       21    Other Shareholder Services and Account Policies
                                                       23    Dividends, Distributions and Taxes

                                                     FINANCIAL HIGHLIGHTS
---------------------------------------------------- -----------------------------------------------------------------
THIS SECTION PROVIDES DETAILS ON SELECTED              25    Dresdner RCM Global Equity Fund
FINANCIAL HIGHLIGHTS OF THE FUNDS.                     26    Dresdner RCM Strategic Income Fund


                                                     APPENDIX
---------------------------------------------------- -----------------------------------------------------------------
THIS SECTION PROVIDES A DESCRIPTION OF CREDIT          27    Standard and Poor's Ratings
Services RATINGS ISSUED BY TWO OF THE MAJOR CREDIT
RATING AGENCIES.                                       28    Moody's Investors Service, Inc.

RISK/RETURN SUMMARY AND FUND EXPENSES

DRESDNER RCM GLOBAL EQUITY FUND


Goal:                                   The Fund's goal is to seek long-term capital
                                        appreciation by investing in a diversified
                                        portfolio of equity and equity-related
                                        securities of domestic and foreign companies
                                        of all sizes.

Principal Investment Strategies:        The Fund invests at least 65% of its total
                                        assets in the equity securities of issuers
                                        located in at least three different countries,
                                        including the United States.

                                        The Fund may invest up to 30% of its
                                        total assets in securities of companies
                                        organized or headquartered in emerging
                                        market countries; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country. The Fund may also invest up to 10% of its total assets in U.S. and foreign debt securities, including securities rated below investment grade.

                                        The Investment Manager evaluates the
                                        fundamental value and prospects for
                                        growth of individual companies that it
                                        expects will have higher than average
                                        rates of growth and strong potential for capital appreciation. The S&P 500 Index and the MSCI-ACWI Free Index are the Fund's performance benchmarks. The
                                        Investment Manager bases its security
                                        selection on the relative investment
                                        merits of each company and industry
                                        around the world and will not seek to
                                        duplicate the country or sector
                                        allocations of the benchmarks.

Principal Investment Risks:             Because the values of
                                        the Fund's investments will fluctuate
                                        with market conditions, so will the
                                        value of your investment in the Fund.
                                        You could lose money on your investment
                                        in the Fund, or the Fund could
                                        underperform other investments.

                                        The values of the Fund's investments
                                        will fluctuate in response to the
                                        activities of individual companies and
                                        general stock market and economic
                                        conditions. Stock prices of smaller and
                                        newer companies often fluctuate more
                                        than those of larger, more established,
                                        companies. The performance of foreign
                                        securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The
                                        Fund's value will also be exposed to
                                        currency risk.

                                        The Fund may invest a substantial
                                        portion of its assets in one or more
                                        sectors of the economy. Currently, a
                                        substantial percentage of the market
                                        value of the Fund's benchmarks are
                                        attributable to financial sector stocks.
                                        Investors should be aware that, to the
                                        extent that the Fund's portfolio
                                        includes a high proportion of stocks in
                                        the financial sector, the Fund may be
                                        particularly vulnerable to the market
                                        and economic risks associated with such
                                        a sector.

                                        An investment in the Fund is not a bank
                                        deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                        Corporation or any other government
                                        agency.

         PERFORMANCE


         The charts on this page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.


         Both charts assume reinvestment of dividends and distributions. Of course, past performance does necessarily indicate how the Fund will perform in the future.


                  Year-by-Year Total Returns for Class I Shares



1999                2000
62.20%            -10.80%


         For the periods covered by this year by year total return chart, the Fund's highest quarterly return was 42.54% (for the fourth quarter of 1999) and the lowest quarterly return was -9.31% (for the fourth quarter of 2000).


                          Average Annual Total Returns
                           (through December 31, 2000)



                                -------------------- ------------ -----------------
                                FUND INCEPTION           ONE            SINCE
                                                        YEAR          INCEPTION
------------------------------- -------------------- ------------ -----------------
GLOBAL EQUITY FUND CLASS I      12/31/98               -10.80%         20.29%
SHARES
------------------------------- -------------------- ------------ -----------------
GLOBAL EQUITY FUND CLASS N      12/31/98               -11.02%         19.96%
SHARES*
------------------------------- -------------------- ------------ -----------------
MSCI-ACWI FREE INDEX                    __             -13.95%         4.46%
------------------------------- -------------------- ------------ -----------------
S&P 500 INDEX                           __             -9.10%          4.89%
------------------------------- -------------------- ------------ -----------------


*There were no Class N shares outstanding as of December 31, 2000. Returns through December 31, 2000 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.

FEES AND EXPENSES

         As an investor in the Fund, you will pay the following fees and expenses.


SHAREHOLDER FEES                                                    Class I                         Class N
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)
Management fees                                                    0.75%                           0.75%
------------------------------------------------------ ------------------------------- -------------------------------
Rule 12b-1 fee                                                      None                           0.25%
------------------------------------------------------ ------------------------------- -------------------------------
Other expenses                                                     10.50%                         10.50%(1)
------------------------------------------------------ ------------------------------- -------------------------------
Total annual Fund operating expenses                               11.25%                          11.50%
------------------------------------------------------ ------------------------------- -------------------------------
Less: Fees waived and reimbursed(2)                               -10.00%                         -10.00%
------------------------------------------------------ ------------------------------- -------------------------------
Net operating expenses(2)                                           1.25%                           1.50%
------------------------------------------------------ ------------------------------- -------------------------------


(1) Estimated based on Class I expenses.

(2) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.25% for Class I and 1.50% for Class N. The Fund may reimburse the Investment Manager in the future.

EXAMPLE

         Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

         -        $10,000 investment in the Fund
         -        5% annual return
         -        redemption at the end of each period
         -        no changes in the Fund's operating expenses for the first year

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           One Year             Three Years         Five Years           Ten Years
Class I*                                   $127                 $2,318              $4,244               $8,098
Class N*                                   $153                 $2,381              $4,329               $8,193


*Assuming that the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.25% for Class I and 1.50% for Class N, your expenses for the periods indicated would be, $127, $397, $686 and $1,511 for Class I and $153, $474, $818 and $1,791 for Class N.
However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

DRESDNER RCM STRATEGIC INCOME FUND



RISK/RETURN SUMMARY
Goal:                                   The Fund's goal is to seek current income,
                                        with capital appreciation as a secondary
                                        objective, by investing in a diversified
                                        portfolio of U.S. and foreign debt securities,
                                        including securities rated below investment grade.

Principal Investment Strategies:        The Fund seeks to diversify its portfolio
                                        by allocating its assets across the following
                                        categories: (i) investment grade U.S. and foreign
                                        government debt securities; (ii) investment
                                        grade U.S. and foreign corporate debt securities;
                                        (iii) emerging market debt securities; and (iv)
                                        U.S. and foreign debt securities rated below
                                        investment grade.

                                        The Fund's allocation of investments
                                        among these categories is based on the
                                        Investment Manager's evaluation of
                                        expected performance of each type of
                                        investment. The Fund may invest all of
                                        its assets in any one category if, in
                                        the opinion of the Investment Manager,
                                        an opportunity exists to generate higher income without undue risk to principal.

                                        The Fund uses fundamental and original
                                        research to select fixed-income
                                        securities and to manage the mix
                                        between U.S. and foreign bonds. The
                                        Fund's fixed-income securities may be
                                        of any maturiy. A bond's maturity and
                                        duration, among other factors, are
                                        important components of the Fund's
                                        fixed-income process. The Lehman
                                        Brothers U.S. Universal Index is the
                                        Fund's performance benchmark. The
                                        Investment Manager bases its
                                        fixed-income security selections on
                                        their relative investment merits and
                                        will not seek to duplicate the Fund's
                                        benchmark.

Principal Investment Risks:             Because the values of the Fund's investments
                                        will fluctuate with market conditions, so
                                        will the value of your investment in the Fund.
                                        You could lose money on your investment
                                        in the Fund, or the Fund could
                                        underperform other investments.

                                        The values of the Fund's investments
                                        fluctuate in response to the activities
                                        of individual companies and general bond market and economic conditions. Bond prices of smaller and lower rated companies often fluctuate more than those of larger, higher rated or more established companies. The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Debt securities rated below investment grade involve greater risk of default of price declines than investment grade debt securities.

                                        An investment in the Fund is not a bank
                                        deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                        Corporation or any other government
                                        agency.

         PERFORMANCE


         The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmark.


         Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.



                  Year-by-Year Total Returns for Class I Shares


-----------------------------------------------------------------------------------------------
1999          2000
2.67%         11.63%



         For the periods covered by this year by year total return chart, the Fund's highest quarterly return was 5.27% (for the third quarter of 2000) and the lowest quarterly return was -0.55% (for the third quarter of 1999).


                          Average Annual Total Returns
                           (through December 31, 2000)

                                   ------------------- ------------- ---------------
                                     FUND INCEPTION        ONE           SINCE
                                                           YEAR        INCEPTION
---------------------------------- ------------------- ------------- ---------------
STRATEGIC INCOME FUND CLASS I           12/31/98          11.63%         7.05%
SHARES
---------------------------------- ------------------- ------------- ---------------
STRATEGIC INCOME FUND CLASS N           12/31/98          11.35%         6.78%
SHARES*
---------------------------------- ------------------- ------------- ---------------
LEHMAN BROTHERS U.S. UNIVERSAL             __             10.83%         5.39%
INDEX
---------------------------------- ------------------- ------------- ---------------


*There were no Class N shares outstanding as of December 31, 2000. Returns through December 31, 2000 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.

FEES AND EXPENSES

         As an investor in the Fund, you will pay the following fees and expenses.


SHAREHOLDER FEES                                                     Class I                        Class N
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)

Management fees                                                      0.75%                         0.75%
------------------------------------------------------- -------------------------------- ---------------------------
Rule 12b-1 fee                                                       None                          0.25%
------------------------------------------------------- -------------------------------- ---------------------------
Other expenses                                                      14.74%                        14.74%(1)
------------------------------------------------------- -------------------------------- ---------------------------
Total annual Fund operating expenses                                15.49%                         15.74%
------------------------------------------------------- -------------------------------- ---------------------------
Less: Fees waived and reimbursed(2)                                -14.24%                       -14.24%
------------------------------------------------------- -------------------------------- ---------------------------
Net Operating Expenses(2)                                            1.25%                         1.50%
------------------------------------------------------- -------------------------------- ---------------------------


(1)  Estimated based on Class I expenses.

(2) The Investment Manager has contractually agreed until at least December 31, 2001, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.25% for Class I and 1.50% for Class N. The Fund may reimburse the Investment Manager in the future.

EXAMPLE

         Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming

         -        $10,000 investment in the Fund
         -        5% annual return
         -        redemption at the end of each period
         -        no changes in the Fund's operating expenses for the first year

Because this example is hypothetical and for comparison only, your actual costs will be different.


                                           One Year             Three Years         Five Years           Ten Years
Class I*                                   $127                 $3,013              $5,325               $9,290
Class N*                                   $153                 $3,070              $5,395               $9,344


*Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.25% for Class I and 1.50% for Class N, your expenses for the periods indicated would be $127, $397, $686 and $1511 for Class I and $153, $474, $818 and $1,791 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

INVESTMENT STRATEGIES, POLICIES AND RISKS

         The following pages provide additional information about the Funds' principal investment strategies and risks, as well as certain other important investment policies.

INVESTMENT STRATEGIES AND POLICIES

         HOW DOES THE GLOBAL EQUITY FUND SELECT EQUITY INVESTMENTS?

         While the Fund emphasizes investment in growth companies, the Fund also may invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential.

         When the Investment Manager analyzes a specific company it evaluates the fundamental value of each enterprise as well as its prospects for growth. In most cases, these companies have one or more of the following characteristics:

                      -    Superior management.
                      -    Strong balance sheets.
                      -    Differentiated or superior products or services.
                      - Substantial capacity for growth in revenue through either an expanding market or expanding market share.
                      -    A strong commitment to research and development.
                      -    A steady stream of new products or services.





         In evaluating potential equity investments, the Fund does not restrict its investments to companies with a record of dividend payments.

         When evaluating foreign companies, the Investment Manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook, and interest rate environment for the country and the region in which the company is located, as well as other factors it deems relevant.

         In addition to traditional research activities, the Investment Manager uses research produced by its Grassroots Research operating group. Grassroots
(sm) Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that Grassroots (sm) Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which the Fund might invest and by checking marketplace assumptions about market demand for particular products and services.

         HOW DOES THE STRATEGIC INCOME FUND SELECT FIXED-INCOME INVESTMENTS?

         The Investment Manager's fixed-income philosophy focuses on a top-down investment process that begins with the development of an economic outlook. Data on economic sectors and industries, in conjunction with analysis of monetary and fiscal policy, underlie the analysis of the fixed income investment environment. Total rates of return are projected for bond market sectors under various market scenarios that incorporate potential interest rate shifts over a specified time period.

         In evaluating individual fixed-income investment opportunities, the Investment Manager uses a variety of proprietary and vendor supplied systems that provide information in support of its investment selection process.

         WHAT KINDS OF EQUITY SECURITIES DOES THE GLOBAL EQUITY FUND INVEST IN?

         The Fund invests primarily in common stocks and depositary receipts including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, or other depositary instruments representing securities of foreign companies. Common stocks represent the basic equity ownership interests in a company. Depositary receipts are issued by banks or other financial institutions and represent, or may be converted into, underlying ordinary shares of a foreign company. They may be sponsored by the foreign company or organized independently.

         The Fund may also invest in other equity and equity-related securities. These include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices.


         WHAT KINDS OF FOREIGN SECURITIES DOES THE GLOBAL EQUITY FUND INVEST IN?

The Fund may invest in the following types of foreign equity and equity-related securities:

- Securities of companies that are organized or headquartered outside the United States, or that derive at least 50% of their total revenue outside the U.S.

- Securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted.

-    Depositary receipts.

- Securities of other investment companies investing primarily in such equity and equity-related foreign securities.

         The Fund expects that its investments in foreign securities will be comprised primarily of securities that are traded on recognized foreign securities exchanges. However, the Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet the Fund's investment criteria. The Fund also may invest in securities that are not publicly traded either in the United States or in foreign markets.

         WHAT KINDS OF DEBT SECURITIES DOES THE STRATEGIC INCOME FUND INVEST IT?

         Debt securities which are eligible investments for the Fund include, but are not limited to the following: debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt securities issued or guaranteed by foreign national governments, their agencies or instrumentalities; debt securities issued or guaranteed by supranational organizations; and corporate debt securities.

         Debt securities include bonds and other debt instruments used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face value.


         In general, debt securities held by the Fund will be treated as investment grade if they are rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, are determined by the Investment Manager to be of comparable quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities.


         Below investment grade securities which may be held by the Fund will be rated at least B by Standard & Poor's, an equivalent rating by another recognized rating agency or, if unrated, judged by the Investment Manager to be of comparable quality. Such securities are predominately speculative with respect to the issuer's capacity to meet required principal and interest payments. These are commonly known as "junk bonds". Further information regarding investment ratings is located in Appendix A.



                  U.S. GOVERNMENT SECURITIES

         U.S. Government Securities are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentalities of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities such as those issued by the Federal National Mortgage

Association ("FNMA") are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.

                  MORTGAGE-RELATED SECURITIES


         Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured or payable from, mortgage loans secured by real or commercial property, and include pass-through securities, collateralized mortgage obligations, real estate mortgage conduits, and adjustable rate mortgage securities.


                  ASSET-BACKED SECURITIES

         Asset-backed securities represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

OTHER INVESTMENT PRACTICES

         DO THE FUNDS BUY AND SELL FOREIGN CURRENCIES?

         The Investment Manager expects to purchase or sell foreign currencies primarily to settle foreign securities transactions. However, each Fund may also engage in currency management transactions to hedge currency exposure to securities it owns or expects to purchase. A Fund may also hold foreign currency received in connection with investments in foreign securities when the Investment Manager believes the relevant exchange rates will change favorably and it would be better to convert the currency into U.S. dollars later.

         For purposes of the percentage limitations on the Global Equity Fund's investment in emerging market countries, the term "securities" does not include foreign currencies. This means that the Fund's exposure to foreign currencies of emerging market countries may be greater than its percentage limitations on investments in such companies. Each Fund will have the costs of conversions between various currencies, and gains in a particular securities market may be affected (either positively or negatively) by changes in exchange rates.

         DO THE FUNDS HEDGE THEIR INVESTMENTS?

         For hedging purposes, each Fund may purchase options on financial indices and on securities it is authorized to purchase. If a Fund purchases a "put" option on a security, the Fund acquires the right to sell the security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If a Fund purchases a "call" option on a security, it acquires the right to purchase the security at a specified price at any time during the term of the option (or on the option expiration date). An option on a financial index gives a Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. A Fund may "close out" an option before it is exercised or expires by selling an option of the same series as the option previously purchased.

         Each Fund may employ certain management techniques to hedge against currency exchange rate fluctuations, changes in interest rates and general fluctuations in the value of its portfolio securities. These techniques include forward currency exchange contracts, currency options, futures contracts (and related options), and swaps. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the currency at the close of the last trading day of the contract and the contract price. Swaps involve the exchange of rights to make or receive payments in specified currencies.

         Each Fund may cross-hedge currencies, which involves writing or purchasing options or entering into foreign exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes changes between the two currencies are correlated.

         WHAT ARE THE FUNDS' PORTFOLIO TURNOVER POLICIES?


         Each Fund may invest in securities on either a long-term or short-term basis. The Investment Manager will sell a Fund's portfolio securities whenever it deems appropriate, regardless of the length of time the Fund has held the securities, and may purchase or sell securities for short-term profits. Turnover will be influenced by sound investment practices, each Fund's investment objective and the need for funds for the redemption of a Fund's shares. A high portfolio turnover rate would increase a Fund's brokerage commission expenses and other transaction costs, and may increase its taxable capital gains. See, "Financial Highlights for the Funds' portfolio turnover rates.


         WHAT ARE THE FUNDS' INVESTMENT POLICIES IN UNCERTAIN MARKETS?


         When the Investment Manager believes a Fund should adopt a temporary defensive posture, including periods of international, political or economic uncertainty, the Funds may hold all or a substantial portion of its assets in cash or cash equivalent investments, U.S. Government obligations, non-convertible preferred stocks, and non-convertible corporate bonds with remaining maturities of less than one year. During these periods, the Funds may not achieve their investment objectives.


         WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT INVESTMENT PRACTICES?

         The STATEMENT OF ADDITIONAL INFORMATION ("SAI") has more detailed information about the investment practices described in this Prospectus as well as information about other investment practices used by the Investment Manager.

CHANGING THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES


         The Global Equity Fund's investment objective of long-term capital appreciation and the Strategic Income Fund's investment objective of current income, with capital appreciation as a secondary objective, are fundamental policies that may not be changed without shareholder approval. However, except as otherwise indicated in this Prospectus or the SAI, each Fund's other investment policies and restrictions are not fundamental and may be changed without shareholder approval.


         The various percentage limitations referred to in this Prospectus and the SAI apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, a Fund is not required to sell any security in its portfolio as a result of a change in any applicable percentage resulting from market fluctuations.

INVESTMENT RISKS

         Your investment in the Funds is subject to a variety of risks, including those described below. See the SAI for further information about these and other risks.

         EQUITY INVESTMENTS

         The prices of equity securities fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions.

         DEBT SECURITIES

         The yield and price of a debt security changes daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The following are some of the more common risk factors associated with investments in debt securities:

                  INTEREST RATE RISK. The change in the prices of debt securities that accompany changes in the overall level of interest rates. Debt securities have varying levels of sensitivity to changes in interest rates. In general, bond prices risk when interest rates fall, and fall when interest rates rise. Longer-term bonds, lower quality bonds and zero coupon bonds are generally more sensitive to interest rate changes.

                  CREDIT RISK. The chance that any of a Fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest rate and principal payments), potentially reducing the Fund's income level and share price. By definition, lower-rated securities carry a higher credit risk.

                  GEOGRAPHIC RISK. The chance that price declines resulting from developments in a single foreign country.

                  CALL RISK. Debt obligations may be issued with a call feature (call features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Fund would otherwise choose to eliminate it from its portfolio holdings. A call may also reduce an obligation's yield to maturity.

                  PREPAYMENT RISK. Mortgage-related and asset-backed securities are subject to prepayment risk. Such securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

         BELOW-INVESTMENT GRADE DEBT SECURITIES

         Below investment grade debt securities, sometimes called high-yield securities or "junk bonds", are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. In addition, the secondary market may be less liquid for debt securities rated below investment grade. This lack of liquidity at certain times may make the valuation and sale of these securities more difficult. If an issuer of such securities defaults, a Fund may incur additional expenses to enforce its right or to participate in a restructuring of the obligation.

         SMALL COMPANIES

         Investments in small companies may involve greater risks than investments in larger companies, and may be speculative. The securities of small companies, as a class, have had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources and inexperienced management. They often face competition from larger or more established firms that have greater resources. Small companies may have less ability to raise additional capital, and may have a less diversified product line (making them susceptible to market pressure), than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. Selling these securities may take an extended period of time. As a result, to the extent a Fund invests in small companies, its net asset value may be more volatile than would otherwise be the case.

         FOREIGN SECURITIES

         Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to U.S. issuers. Furthermore, certain foreign countries may be politically unstable, expropriate or nationalize assets, revalue currencies, impose confiscatory taxes, and limit foreign investment and use or removal of funds or other assets of a Fund (including the withholding of dividends and limitations on the repatriation of currencies). A Fund may also face difficulties or delays in obtaining or enforcing judgments.

         Most foreign securities markets have substantially less volume than U.S. markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and at times in certain markets settlements have not been able to keep pace with the volume of securities transactions, making it difficult to conduct and complete transactions. In addition, the costs associated with transactions in securities of foreign companies and securities traded on foreign markets, and the expense of maintaining custody of these securities with foreign custodians, generally are higher than in the U.S.

         EMERGING MARKETS

         Investments in emerging markets involve additional risks. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than U.S. and other developed foreign markets. Disclosure and regulatory standards are less stringent. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and of the activities of investors in such markets, and enforcement of existing regulations has been limited.

         Economies in emerging market countries generally depend heavily on international trade. They may be affected adversely by the economic conditions of the countries with which they trade, as well as by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by these countries. In many cases, governments of emerging market countries continue to exercise significant control over the economies of these countries. In addition, some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a greater possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of a Fund's investments in those countries.

         OPTIONS, CURRENCY HEDGING AND CURRENCY MANAGEMENT

         Stock options involve a number of risks. They may be more volatile than the underlying stock. Options and securities markets could not be precisely correlated, so that a given transaction may not achieve its objective. In addition, the secondary market for particular options may not be liquid for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the United States will not be available. A Fund could lose the amount of the option premium plus transaction costs..

         A Fund's currency management techniques involve risks different from investments in U.S. dollar-denominated securities. If a Fund invests in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in currency futures contracts, options on currency futures contracts and index futures contracts involve risks similar to those of options on securities; in addition, the Fund's potential loss in such transactions is unlimited.

         The use of hedging and currency management techniques is a highly specialized activity, and the success of any such operations by a Fund is not assured. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, currency exchange rates, and other economic factors. Although such operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.

ORGANIZATION AND MANAGEMENT

THE FUNDS AND THE INVESTMENT MANAGER

         The Funds are series of Dresdner RCM Global Funds, Inc. (the "Company"). The Company is incorporated in Maryland as an open-end management investment company.

         Dresdner RCM Global Investors LLC, with principal offices at Four Embarcadero Center, San Francisco, California 94111, is the investment manager of the Funds. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's business.

         The Investment Manager provides investment supervisory services to institutional and individual clients. It was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices in Frankfurt, Germany.


         On April 1, 2001, Allianz AG announced that it had agreed to buy Dresdner with the intent to create a leading integrated financial services firm. The transaction, subject to regulatory approval, currently is anticipated to close in August 2001. Because the transaction will constitute an "assignment" of the Funds' Management Agreements with the Investment Manager under the 1940 Act, and thus a termination of such Management Agreements, the Funds will seek approval of new management agreements from the Board of Directors and shareholders of the Funds. The terms of the new management agreements will be substantially the same as those of the current Management Agreements. The transaction will be described in more detail in a proxy statement to be sent to shareholders.


THE PORTFOLIO MANAGERS

          GLOBAL EQUITY FUND


         The Global Equity Team at Dresdner RCM is primarily responsible for the day to day management of the Global Equity Fund. This team manages the Fund on a team basis, and no individual is separately responsible for the management of the Fund.


         STRATEGIC INCOME FUND


         The Fixed Income Team at Dresdner RCM is primarily responsible for the day to day management of the Strategic Income Fund. This team manages the Fund on a team basis, and no individual is separately responsible for the management of the Fund.


MANAGEMENT FEES AND OTHER EXPENSES


         Each Fund pays the Investment Manager a fee pursuant to an investment management agreement. The Global Equity Fund and the Strategic Income Fund each pay a monthly fee to the Investment Manager at the annual rate of 0.75% of its average daily net assets up to and including $500 million, 0.70% of its average daily net assets in excess of $500 million and up to $1 billion, and 0.65% of its average daily net assets in excess of $1 billion.


         Each Fund is responsible for its own expenses. These include brokerage commission expenses, taxes, interest charges on any borrowings (if any), custodial charges and expenses, and investment management fees and other operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager). These expenses are allocated to each class of shares based on the assets of each class. In addition, each class also bears certain class-specific expenses, such as Rule 12b-1 expenses payable by each Fund's Class N shares.


         To limit the expenses of each Fund, the Investment Manager has contractually agreed, until at least December 31, 2001, to pay each Fund on a quarterly basis the amount, if any, by which the Fund's ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed 1.25% for Class I and 1.50% for Class N. A Fund may reimburse the Investment Manager for such payments for a period of up to five years after they are made, to the extent that the Fund's ordinary operating expenses are less than the expense limit.


THE DISTRIBUTOR

         Funds Distributor, Inc. ("FDI" or the "Distributor"), with principal offices at 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of shares of the Funds. The Distributor provides mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of The BISYS Group, Inc., which is not affiliated with the Investment Manager or Dresdner.

         The Company has adopted a distribution and service plan (the "Plan") for its Class N shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in providing distribution and shareholder support services. These expenses include advertising and marketing expenses, payments to broker-dealers and other who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the Prospectus to persons who are not already shareholders, and indirect overhead costs associated with the sale of Class N shares. If in any month the Distributor is due more for such services than is immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from month to month while the Plan is in effect until it can be paid. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER INFORMATION

         CONTACTING DRESDNER RCM GLOBAL FUNDS

                  MAILING ADDRESS


                  Dresdner RCM Global Funds
                  P.O. Box 8025
                  Boston, MA 02266-8025


                  OVERNIGHT DELIVERY


                  Attn: Boston Financial Data Services
                  Dresdner RCM Global Funds
                  66 Brooks Drive
                  Braintree, MA 02184
                  800-726-7240


                  INTERNET ADDRESS - WWW.DRCMFUNDS.COM

                  Secure 24-hour access to Fund and account. Exchanges, purchases and redemption transactions will be available online in June 2001.
                  TELEPHONE - 1-800-726-7240

                  - 24 hour Automated Voice Response System

         Contacting us by telephone allows you to:


>>       Speak to a Fund representative (Hours: M - F 8 a.m. - 6 p.m. Eastern
         Time)
>>       Obtain account balances and recent transactions
>>       Obtain fund prices and performance information
>>       Purchase, exchange, or redeem shares
>>       Order duplicate account statements or tax forms
>>       Obtain mail or internet address or wiring instructions
>>       Create or change your personal identification number
>>       Request a Prospectus, shareholder reports or market materials



         INVESTING WITH THE DRESDNER RCM GLOBAL FUNDS


         Dresdner RCM Global Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, the Tax-Managed Growth Fund (offered through a separate prospectus) does impose a 1% redemption fee on the redemption of shares held for less than one year.



INVESTMENT REQUIREMENTS*
------------------------------- -------------------------------------- -------------------------------------------------
                                     Minimum Initial Investment                 Minimum Subsequent Investment
------------------------------- -------------------------------------- -------------------------------------------------
CLASS N                                        $5,000                                        $250**
------------------------------- -------------------------------------- -------------------------------------------------
CLASS I                                       $250,000                                      $5,000
------------------------------- -------------------------------------- -------------------------------------------------

RETIREMENT INVESTMENT REQUIREMENTS*
------------------------------- -------------------------------------- -------------------------------------------------
                                     Minimum Initial Investment                 Minimum Subsequent Investment
------------------------------- -------------------------------------- -------------------------------------------------
CLASS N                                        $2,000                                       $150**
------------------------------- -------------------------------------- -------------------------------------------------
CLASS I                                      $250,000                                       $5,000
------------------------------- -------------------------------------- -------------------------------------------------


         * The Funds reserve the right to change the minimums or to waive them in whole or in part for certain types of accounts. Minimums do not apply to investors purchasing shares through the Funds' automatic dividend reinvestment plan. Minimum initial investments may vary for investors purchasing through a broker-dealer or other intermediary having a service agreement with the Investment Manager and maintaining an omnibus account with the Fund.


         ** Automatic Investment Program requires a $250 (Regular Account) or $150 (Retirement Account) minimum automatic investment per month until the account balance reaches the required maximum of $5,000 (Regular Account) or $2,000 (Retirement Account).


         BUYING SHARES


         For your convenience, we offer several ways to start and add to Fund investments. You may open an account and add to an account by purchasing through an Intermediary or directly from the Global Funds.


Investing Through an Intermediary


         If you work with a financial professional, he or she will be able to assist you in establishing your Fund account, executing transactions, and monitoring your investment.


         You may also purchase shares through most major mutual fund supermarkets and many brokerage firms that have entered into selling group agreements with the Distributor. Brokers may charge a fee for their services at the time of purchase or redemption.

         INVESTING DIRECTLY WITH DRESDNER RCM GLOBAL FUNDS



-------------- --------------------------------------- --------------------------------------- -----------------------------------
                           TO BUY SHARES                         TO EXCHANGE SHARES                     TO REDEEM SHARES
                           -------------                         ------------------                     ----------------
-------------- --------------------------------------- --------------------------------------- -----------------------------------
By Mail /      >>       Complete the account           >>       To request an exchange in      >>       To request a redemption
In Writing          application accompanying the            writing, please send us a letter        in writing, please send us a
                    prospectus.  Please make sure to        of instruction including:               letter of instruction
                    apply for any account privileges   -        Your name                           including:
                    that you may want to use in the    -        The name of the Fund which     -        Your name
                    future.                                   you wish to redeem from, and     -        The name of the Fund
               >>       Mail us the appropriate               to purchase into                        from which you wish to
                    application along with a check     -        The Fund account number               redeem shares
                    payable to Dresdner RCM Global     -        The number of shares or        -        The Fund account number
                    Funds.                                    dollar amount you wish to        -        The number of shares or
               >>       To purchase additional                exchange                                dollar amount you wish to
                    shares once your account is        -        All account owners'                   redeem
                    established, complete the                 signatures                       -        All account owners'
                    remittance slip attached to the    -        A Signature Guarantee if the          signatures
                    bottom of your confirmation               exchange amount exceeds $50,000  -        A Signature Guarantee if
                    statement.  If you are             >>       Please, refer to the                  the redemption amount
                    purchasing into a retirement            exchange policies section for             exceeds $50,000
                    account, please indicate whether        more information.                  >>       Please see the redemption
                    the purchase is a rollover or a                                                 policies section for
                    current or prior year                                                           information about payment of
                    contribution.  Send your check                                                  redemption proceeds.
                    and remittance slip or written
                    instructions to the address
                    listed on the slip.
-------------- --------------------------------------- --------------------------------------- -----------------------------------
-------------- --------------------------------------- --------------------------------------- -----------------------------------
By Telephone   >>       All accounts are               >>       All accounts are               >>       All accounts are
                    automatically to purchase               automatically eligible to               automatically eligible to
                    additional shares by telephone,         exchange shares by telephone,           redeem shares by telephone,
                    unless the option has been              unless the option has been              unless the option has been
                    declined.                               declined.                               declined.
               >>       Please call a Fund             >>       To exchange all or a portion   >>       Please call a Fund
                    Representative at                       of your shares into any other           Representative at
                    1-800-726-7240 for instructions.        available Dresdner RCM Fund,            1-800-726-7240 by the close
               >>       To purchase via our 24-hour         please call a Fund                      or the regular trading
                    Automated Voice Response System,        Representative at 1-800-726-7240.       session of the NYSE,
                    call 1-800-726-7240 and follow     >>       To exchange via our 24-hour         normally 4pm Eastern Time.
                    the instructions.                       Automated Voice Response System,   >>       To redeem shares via our
               >>       Additional shares may also          call 1-800-726-7240 and follow          24-hour Automated Voice
                    be purchased by wiring money            the instructions.                       Response System, call
                    from your bank account to your     >>       A signature guarantee is            1-800-726-7240 and follow
                    Dresdner RCM Global Funds'              required for exchanges exceeding        the instructions.
                    account.  Please call                   $50,000.                           >>       A signature guarantee is
                    1-800-726-7240 for instructions.                                                required for exchanges
                                                                                                    exceeding $50,000.

-------------- --------------------------------------- --------------------------------------- -----------------------------------
-------------- --------------------------------------- --------------------------------------- -----------------------------------
By Internet    >>       Additional shares may be       >>       Exchanges up to $50,000 may    >>       Redemptions up to
                    purchased by using the section          be made on our website at               $50,000 may be made on our
                    entitled `Shareholder Access' at        www.DRCMFunds.com.  (This option        website at
                    www.DRCMFunds.com.  (This option        will be available in June 2001).        www.DRCMFunds.com.  (This
                    will be available in June 2001).                                                option will be available in
                                                                                                    June 2001).
-------------- --------------------------------------- --------------------------------------- -----------------------------------


         To add or change account privileges or to re-register an existing account, you may speak with a Fund representative at 1-800-726-7240 to request for an Accounts Options Form, or you may download the form from our website at www.DRCMFunds.com. A signature guarantee may be required. See "Signature Guarantee" section on page 24.


         PAYING FOR SHARES


         We reserve the right to reject any order to purchase of shares at our sole discretion. We also reserve the right to cancel any purchase order for which payment has not been received by the third business day following the order. Please remember that if you pay by check, Automated Clearing House ("ACH") or wire and your Funds do not clear, you will be responsible for any related loss to Dresdner RCM Global Funds. If you are already a Dresdner RCM Global Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).


                  BY CHECK


                 /X/ Drafts, starter checks, third party checks, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share will not be accepted.

                 /X/ For subsequent investments, write check (bank or certified) or money order for the investment amount made payable to Dresdner RCM [insert the name of the Fund]. Mail check with either the additional investment coupon attached to your confirmation statement or a letter stating the Fund name, the amount of your purchase, your account number, and the name in which your account is registered.

                  BY WIRE



                 /X/ Make sure you have established an account by mailing a completed application.



                 /X/ Call 1-800-726-7240 to speak to a Fund Representative to obtain your account number.



                 /X/ Instruct your bank to wire the amount of your investment to:



                 /X/  State Street Bank and Trust Company



                 /X/  ABA#: 011000028



                 /X/  DDA#: 9905-268-0



                 /X/ Specify the Fund name, your account number and the registered account name(s) in the instructions. Money that is wired without your account number, name of registered owner(s) and Fund name will be returned uninvested.


                 /X/ For subsequent investments, instruct your bank to wire the amount of your investment as described above. Specify the Fund name, your account number and the registered account name(s) in the instructions.



                  BY ELECTRONIC TRANSFER (ACH)


                 /X/ If you established the Electronic Transfer option on your Account Application Form, you may purchase additional shares by calling the Funds' Automated Voice Response System at 1-800-726-7240 for instructions.


                 /X/ You may purchase additional shares for existing accounts via our website at WWW.DRCMFUNDS.COM. This option will be available in June 2001.



                  BY AUTOMATIC INVESTMENT PLAN


                      The Automatic Investment Plan allows you to make regular investments once an account is established by simply authorizing the monthly or quarterly automatic withdrawal of funds from a bank account into a specified Fund.



                      The minimum investment pursuant to this plan is



                      $250 for Regular Class N Accounts
                      $150 for Retirement Class N Accounts
                      $5,000 for all Class I accounts



                      Complete the appropriate sections of the Regular Account Application Form.


                  WITH SECURITIES

                      At its discretion, each Fund may accept securities of equal value instead of cash in payment of all or part of the purchase price for Fund shares. Contact Dresdner RCM Global Funds in advance to discuss the securities in question and the documentation necessary to complete the transaction. Any such securities:

(a) Will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the Fund's method of valuing its securities;
(b) Will have a tax basis to the Fund equal to such value;
(c)                            Must not be restricted securities; and
(d) Must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that the Fund would be willing to purchase at that time


         EXCHANGE POLICIES



                           The exchange privilege is not intended as a vehicle
                  for short-term or excessive trading. The Fund does not permit excessive trading or market timing. Excessive purchases, redemptions, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.



                           You may exchange shares of either class of a Fund
                  into shares of the same class of any other Fund offered by Dresdner RCM, without a sales charge or other fee (except redemption fee, if any). You may also exchange Class N shares of a Fund into Class I shares of the same Fund or any other Fund offered by Dresdner RCM.



                  PLEASE NOTE THE FOLLOWING WHEN EXCHANGING SHARES:



                - You may exchange by telephone, mail or online.



                - Each account must be registered identically.



                - Exchange purchases are subject to the minimum investment requirements of the class purchased.



                - To keep Fund expenses low for all shareholders, the Funds will limit exchanges to four times during a calendar year. Exchanges in excess of this limit are considered excessive trading and each Fund reserves the right to refuse to accept further purchase or exchange orders.



                - An exchange will be treated as a redemption and purchase for tax purposes.



                - Exchanges in excess of $50,000 will require a signature
                  guarantee. Exchanges will not become effective until all documents in the form required have been received by the Fund.



REDEMPTION POLICIES



     PAYMENT OF REDEMPTION PROCEEDS



     - Check Payment--Call a Fund Representative at 1-800-726-7240 to verify that you have telephone redemption privileges and place your redemption request. Once your request has been verified, a check for the cash amount (net of any redemption fee, if applicable) payable to the registered owner(s) will be mailed to the address of record. For checks payable to anyone other than the registered shareholder or checks to be mailed to anyone other than the address of record, please make your request in writing and include a signature guarantee.




     - Wire Payment-- Call a Fund Representative at 1-800-726-7240 to verify that the wire redemption privilege via telephone is in place on your account. If it is not, a representative can help you add it. You will be required to provide a signature guaranteed letter of instruction signed by all registered owners, accompanied by a voided check.

     - Electronic Transfer (ACH)-- If you established the Electronic Transfer option on your account, the Fund will transfer your sales proceeds electronically to your bank account (not less than $50 nor more than $100,000) when you redeem your shares via the Automated Voice Response unit. You may also request an Electronic Transfer by calling a Fund Representative. Transfers of $50,000 or more will require a signature guarantee. If you did not establish the Electronic Transfer option on your account, you may add the option by obtaining an Account Options form by visiting our website at www.DRCMFunds.com or by calling a Fund Representative at 1-800-726-7240. The bank must be a member of the Automated Clearing House.


     - If the shares being redeemed were purchased by check, telephone, or through the Automatic Monthly Investment Plan, the Fund may delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear.


     OTHER REDEMPTION POLICIES


     - To protect you and the Fund from fraudulent activities, a signature guarantee is required if you wish to redeem more than $50,000 worth of shares, or if you have changed the address on your account within the preceding 30 days.


     - Redemption payments will be made wholly in cash unless Dresdner RCM Global Funds believes that unusual conditions exist which would make such payment detrimental to the best interests of the Fund. Under these circumstances, payment of the redemption price could be made in whole or in part in portfolio securities. You would incur brokerage costs to sell such securities.




OTHER SHAREHOLDER SERVICES AND ACCOUNT POLICIES



ADDRESS CHANGE




-    Call 1-800-726-7240 to speak to a Fund Representative; or




- Send a written request signed by the shareholder(s) of record. Please include the name of your Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for up to 30 days following an address change unless a signature guarantee is provided; or



-    Via our website at WWW.DRCMFUNDS.COM.




TELEPHONE AND INTERNET TRANSACTIONS



         You may initiate many transactions including purchases and redemptions by telephone and over the Internet (available in June 2001). To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a personal identification number or password, request more information and send written confirmation of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.



         At times of peak activity, such as during periods of volatile economic or market conditions, it may be difficult to place buy or sell orders by telephone. During these times, consider sending your request in writing, or over the

Internet.


SIGNATURE GUARANTEE


     Certain requests must include a signature guarantee, which is designed to protect you and the Fund from fraudulent activities. Your request must be made in writing and include a signature guarantee if one of the following situations applies:



>>       You wish to redeem or exchange more than $50,000 worth of shares.



>> The check is being mailed to an address different from the one on your account (Address of Record).



>> The check is being made payable to someone other than the account owner.



>> You are instructing Dresdner RCM Global Funds to change your bank account information.



>>       You wish to add or change your account privileges.



>> You wish to change the registration information on your account.



HOW TO OBTAIN A SIGNATURE GUARANTEE



         A signature guarantee must be provided by a commercial bank or trust company, broker/dealer, national securities exchange, credit union, or savings and loan association, as defined by the Federal Deposit Insurance Act. A notary public cannot provide a signature guarantee.



         If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.



AUTOMATIC REINVESTMENT



         Dresdner RCM Global Funds will reinvest each income dividend and capital gain distribution declared by a Fund in full and fractional shares of that Fund, unless you or your duly authorized agent elects to receive all such payments, or only the dividend or distribution portions, in cash. Dresdner RCM Global Funds will base such reinvestment on the Fund's NAV as determined on the ex-dividend date. You or your authorized agent may request changes in the manner in which dividend and distribution payments are made by written notice, on the website at WWW.DRCMFUNDS.COM, or by calling a Fund Representative at 1-800-726-7240. This request will be effective as to any payment if it is received before the record date used for determining your payment. Any dividend and distribution election will remain in effect until you notify the Fund to the contrary.



BUSINESS HOURS AND NAV CALCULATIONS



         Each Fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The price of each Fund's shares is based on its net asset value per share (NAV). Each Fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Shares of the Funds will not be priced on days on which the NYSE is closed for trading. The NYSE is closed for trading on national holidays and weekends. A Fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, the security is valued in accordance with the Fund's fair valuation procedures.


TIMING OF ORDERS

         Each Fund accepts orders until the close of trading on the NYSE every business day. Orders received before the close of trading on the NYSE are executed the same day at the Fund's NAV for that day. Orders received after the close of trading on the NYSE are executed the following day at that day's NAV. We have the right to suspend redemption of shares of the Funds and to postpone payment of proceeds for up to seven days or as permitted by law.

         We may suspend the right of redemption or the date of payment for more than seven days after shares are tendered for redemption for any period during which

- The New York Stock Exchange is closed (other than a customary weekend or holiday closing) or the SEC determines that trading thereon is restricted;


- An emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets; or



- The SEC by order permits such suspension for the protection of shareholders.



TIMING OF SETTLEMENTS



         When you buy shares of a Fund, you will become the owner of record when the Fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions.



         When you sell shares that you recently purchased by check, your order will be executed at the Fund's next NAV but the proceeds will not be available until your check clears. This may take up to 15 days from the purchase date. Upon execution of the redemption order, a confirmation statement will be forwarded to you indicating the number of shares sold and the proceeds thereof.



Accounts with below-minimum balances



         If your account balance in a Fund falls below the minimum ($5,000 for Class N shares and $250,000 for Class I shares) as a result of selling shares (and not because of Fund performance), the Fund reserves the right to ask you to buy more shares or close your account. If your account balance is still below the minimum 90 days after notification, we reserve the right to close out your account and send the proceeds to the address of record.



ACCOUNT STATEMENTS



          Shareholder accounts are opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.



Reports to Shareholders



         Each Fund's fiscal year ends on December 31. Each Fund will issue to its shareholders semi-annual and annual reports. Shareholders will also receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Company will provide one annual and semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.


DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains. The Strategic Income Fund typically pays income dividends monthly and makes capital gains distributions once a year (usually in December). The Global Equity Fund typically pays dividend and distributions once a year in December. The amount depends on the Fund's investment results and its tax compliance situation.

         Dividends and distributions normally are reinvested in additional Fund shares. You may instruct your financial professional or the Fund to have them sent to you by check or credited to a separate account.

         If you are an individual (or certain other non-corporate shareholders), we have to withhold 31% of all dividends, capital gains distributions and redemption proceeds we pay to you if you: (a) have not given us a certified correct taxpayer identification number and (b) except with respect to redemption proceeds, have not certified that backup withholding does not apply. Amounts we withhold are applied to your federal tax liability, and you may obtain a refund from the Internal Revenue Service if withholding results in an overpayment of taxes. Distributions of our taxable income and net capital gain to non-resident alien individuals, non-resident alien fiduciaries of trusts or estates, foreign corporations, or foreign partnerships may also be subject to U.S. withholding tax, although distributions of net capital gain to such shareholders generally will not be subject to withholding.

         A Fund may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce its investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund may "pass through" to its shareholders the amount of foreign income taxes it pays, if it is in the best interests of shareholders. If a Fund does so, you will be required to include in your gross income your pro-rata share of foreign taxes it paid, and you will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes on your tax returns. If the Fund does not do so, you will not be able to deduct your share of such taxes in computing your taxable income and will not be able to take your share of such taxes as a credit against your U.S. income taxes.

         In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

----------------------------------- -----------------------------
TRANSACTION                         TAX STATUS
----------------------------------- -----------------------------
Income dividends                    Ordinary income
----------------------------------- -----------------------------
Short-term capital gains            Ordinary income
distributions
----------------------------------- -----------------------------
Long-term capital gain              Capital gain
distributions
----------------------------------- -----------------------------
Sales or exchanges of shares        Capital gain or loss
owned for more than one year
----------------------------------- -----------------------------
Sales or exchanges of shares        Gains are treated as
owned for one year or less          ordinary income; losses are
                                    subject to special rules
----------------------------------- -----------------------------

         Dividends and other distributions generally are taxable to you at the time they are received. However, dividends declared in October, November and December by a Fund and made payable to you in that month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.

         If you purchase a Fund's shares shortly before the record date for a dividend or other distribution on those shares, you will pay full price for the shares. This is known as "buying a distribution" because you will receive some portion of your purchase price back as a distribution even though, because the amount of the dividend or other distribution reduce the shares' net asset value, it actually represents a return of invested capital. Depending on your taxpayer status, that distribution may be taxable.

         You will receive, after the end of each year, full information on dividends, capital gain distributions and other reportable amounts with respect to shares of a Fund for tax purposes. This includes information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.

         Foreign shareholders may be subject to special withholding requirements. A penalty is charged on certain pre-retirement distributions form retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult you tax professional about your investment in a Fund.

FINANCIAL HIGHLIGHTS

         The following financial highlights tables show the Funds' financial performance. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which are available upon request and incorporated by reference into the SAI.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31



                                                                       Global Equity
CLASS I                                              2000              1999                1998(1)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                  $15.84            $10.00           $10.00

Income from Investment operations:
    Net investment income (loss)(2)                    (0.08)            (0.03)               -
    Net realized and unrealized gain (loss) on
    Investments                                        (1.62)             6.22                -

Total from investment operations                       (1.70)             6.19                -

Less distributions:
    From net investment income                         (0.02)                -                -
    In excess of net investment income                     -             (0.06)               -
    From net realized gain on investments              (3.83)            (0.29)               -
    In excess of net realized gain of investments      (0.19)                -                -

Total distributions                                    (4.04)            (0.35)               -

NET ASSET VALUE, END OF PERIOD                        $10.10            $15.84           $10.00

TOTAL RETURN(3)                                       (10.80)%           62.20%            0.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $1,371            $1,584           $1,000

Ratio of expenses to average net assets:
With waiver and reimbursement(4)                        1.25%             1.25%            0.00%(5)

Without waiver and reimbursement(4)                    11.25%            14.59%               -


Ratio of net investment income to average net assets:
         With waiver and reimbursement (4)             (0.53)%           (0.27)%          0.00%(5)


Portfolio turnover                                     164.71%           149.96%          0.00%


--------
(1) Commencement of operations was December 31, 1998.
(2) Calculated using the average share method.
(3) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.
(4) Annualized for periods of less than one year.
(5) Not annualized.  Fund was in operation for less than five days.

FOR A SHARE OUTSTANDING THROUGHOUT
EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31


                                                                STRATEGIC INCOME
CLASS I                                              2000              1999                1998(1)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                   $9.55           $10.00               $10.00

Income from Investment operations:
    Net investment income(2)                            0.66             0.53                  -
    Net realized and unrealized gain (loss) on
    Investments                                         0.42            (0.27)                 -

Total from investment operations                        1.08             0.26                  -

Less distributions:
    In excess of net investment income                 (1.01)           (0.53)                 -
    From net realized gain on investments                -              (0.18)                 -

Total distributions                                    (1.01)           (0.71)                 -

NET ASSET VALUE, END OF PERIOD                         $9.62            $9.55               $10.00

TOTAL RETURN(3)                                        11.63%            2.67%                0.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $858           $2,866               $3,000

Ratio of expenses to average net assets:
With waiver and reimbursement(4)                        1.25%            1.25%             0.00%(5)

Without waiver and reimbursement(4)                    15.49%            5.31%                 -


Ratio of net investment income to average net assets:
         With waiver and reimbursement(4)               6.75%            5.38%             0.00%(5)

Portfolio turnover                                    151.66%          346.34%             0.00%


--------
1 Commencement of operations was December 31, 1998.
2 Calculated using the average share method.
3 Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized. 4 Annualized for periods of less than one year.
5 Not annualized.  Fund was in operation for less than five days.

APPENDIX

         The following is a description of credit ratings issued by two of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not market value risk. Credit rating agencies may fail to change ratings to reflect subsequent events on a timely basis. Although Dresdner RCM considers security ratings when making its investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES


Bond Rating                         Explanation
---------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
----------------

AAA Highest rating; extremely strong capacity to pay principal and interest.

AA High quality; very strong capacity to pay principal and interest.

A                                   Strong capacity to pay principal and
                                    interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB                                 Adequate capacity to pay principal and
                                    interest; normally exhibit adequate
                                    protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

NON-INVESTMENT GRADE
--------------------

BB, B,                              Predominately speculative with respect to the issuer's
                                    capacity to meet required
CCC, CC, C                          interest and principal payments.

                                    BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

D                                   In default

         Standard & Poor's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

MOODY'S INVESTORS SERVICE, INC.


Bond Rating                                 Explanation
---------------------------------------------------------------------------------------------------------

INVESTMENT GRADE
----------------

Aaa                                         Highest quality; smallest degree of
                                            investment risk.

Aa                                          High quality; together with Aaa
                                            bonds, they compose the high-grade
                                            bond group.

A                                           Upper-medium grade obligations; many
                                            favorable investment attributes.

Baa                                         Medium-grade obligations; neither
                                            highly protected nor poorly secured.
                                            Interest and principal appear
                                            adequate for the present but certain
                                            protective elements may be lacking
                                            or may be unreliable over any great
                                            length of time.

NON-INVESTMENT GRADE
--------------------

Ba                                          More uncertain, with speculative
                                            elements. Protection of interest and
                                            principal payments not well
                                            safeguarded during good and bad
                                            times.

B                                           Lack characteristics of desirable
                                            investment; potentially low
                                            assurance of timely interest and
                                            principal payments or maintenance of
                                            other contract terms over time.

Caa                                         Poor standing, may be in default;
                                            elements of danger with respect to
                                            principal or interest payments.

Ca                                          Speculative or high degree; could be
                                            in default or have other marked
                                            shortcomings.

C                                           Lowest-rated; extremely poor
                                            prospects of ever attaining
                                            investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the number 3 indicates that the issuer ranks in the lower end of its generic rating category.

         Unrated securities will not be treated as investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the securities investment grade.

[Back Page]


For more information about the Dresdner RCM Global Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

         The Funds' annual and semi-annual reports to shareholders contain detailed information on each Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

         The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus.

         You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                  Dresdner RCM Global Funds
                  Four Embarcadero Center
                  San Francisco, CA  94111
                  Telephone 1-800-726-7240

         You can review the Funds' Reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can also get copies:

         - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330 or by email (publicinfo@sec.gov).

         -        Free from the Commission's Website at http://www.sec.gov/.

Investment Company Act file no.  811-9100.

                                    [LOGO] DRESDNER RCM GLOBAL FUNDS
                                           Dresdner RCM Global Funds, Inc.
                                           Four Embarcadero Center
                                           San Francisco, California 94111-4189
                                           (800) 726-7240

DRESDNER RCM GLOBAL EQUITY FUND
DRESDNER RCM STRATEGIC INCOME FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2001



Dresdner RCM Global Equity Fund (the "Global Equity Fund") and Dresdner RCM Strategic Income Fund (the "Strategic Income Fund"), are series (each a "Fund" and together the "Funds") of Dresdner RCM Global Funds, Inc. (the "Global Company"), an open-end management investment company. The Funds' investment manager is Dresdner RCM Global Investors LLC (the "Investment Manager"). Each Fund is diversified.



This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of the Funds dated April 30, 2001. This SAI relates to the Funds' Non-Institutional Class ("Class N") and Institutional Class ("Class I") of shares. The Prospectus may be obtained without charge by writing or calling the Global Company at the address and phone number above.



Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to Shareholders for the year ended December 31, 2000, including the Reports of Independent Accountants, dated February 16, 2001, the Statement of Assets and Liabilities(including the Portfolios of Investments), the related Statement of Operations, Statement of Changes in Net Assets, and the Financial Highlights. Copies of the Funds' Annual and Semi-Annual Reports to Shareholders will be available, upon request, by calling (800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, California 94111.



Table of Contents

                                                                            Page

         Investment Objectives and Policies....................................1
         Risk Considerations..................................................18
         Investment Restrictions..............................................24
         Execution of Portfolio Transactions..................................26
         Directors and Officers...............................................28
         Control Persons and Principal Holders of Securities..................31
         The Investment Manager...............................................31
         The Distributor......................................................33
         The Administrator....................................................35
         Other Service Providers..............................................35
         Net Asset Value......................................................36
         Purchase and Redemption of Shares....................................37
         Dividends, Distributions and Tax Status..............................37
         Investment Results...................................................40
         General Information..................................................42
         Description of Capital Shares........................................42
         Additional Information...............................................43
         Financial Statements.................................................43

INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT CRITERIA

         In evaluating particular investment opportunities, the Investment Manager may consider such other factors, in addition to those described in the Prospectus, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.


INVESTMENT IN FOREIGN SECURITIES

         The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve the investment objectives of the Funds, the Investment Manager allocates the Funds' assets among securities of countries and in currency denominations where it expects opportunities for meeting the Funds' investment objectives to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time to time a Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.

         INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. The Global Equity Fund will invest in securities of foreign governments and companies that are organized or headquartered in developed foreign countries. A Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.


         Although these countries have developed economies, even developed countries may be subject to periods of economic or political instability. For example, efforts by the member countries of the European Union to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Similarly, events in the Japanese economy and social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets in these and other developed foreign countries.


         INVESTMENT IN EMERGING MARKETS. The Global Equity Fund may invest in securities of developing countries with emerging markets and companies organized or headquartered in such countries. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. Emerging market countries include any country generally considered to be an emerging market or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. As of the date of this SAI, emerging market countries are deemed to include for purposes of this SAI, all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to a Fund's overall limitations on investments in emerging market countries.

         Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for current income and capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries, and thus the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. (See INVESTMENT AND RISK CONSIDERATIONS--EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities.) In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in a Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.

         Investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for Fund assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.


CURRENCY MANAGEMENT

         Securities purchased by the Funds may be denominated in U.S. dollars, foreign currencies, or multinational currencies such as the Euro, and the Funds will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks independent of its securities positions.

         From time to time, the Funds may employ currency management techniques to enhance their total returns, although there is no current intention to do so. A Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance return, they are considered speculative.

         A Fund's ability and decision to purchase or sell portfolio securities may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Funds are redeemable in U.S. dollars each day the Funds determine their net asset value, the Funds must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

         GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The markets in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes or to seek to increase total return when the Investment Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward contracts are considered speculative. In addition, a Fund may enter into forward contracts in order to protect against anticipated changes in future foreign currency exchange rates.

         Each Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that there is a pattern of correlation between the two currencies. Each such Fund may also engage in proxy hedging, by using forward contracts in a series of foreign currencies for similar purposes.

         Each Fund may enter into forward contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each such Fund may enter into forward contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated income or dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Forward contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

         If a Fund enters into a forward contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will segregate cash, U.S. Government securities, or other liquid debt or equity securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional assets will be segregated so that the value of the segregated assets will equal the amount of the Fund's commitment with respect to the contract.

         A forward contract is subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

         OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated income or dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each such Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes there is a pattern of correlation between the two currencies. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges.

         The writer of a put or call option receives a premium and gives the purchaser the right to sell (or buy) the currency underlying the option at the exercise price. The writer has the obligation upon exercise of the option to purchase (or deliver) the currency during the option period. A writer of an option who wishes to terminate the obligation may effect a "closing transaction" by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received; a Fund could be required to purchase or sell additional foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

         Each Fund may purchase call or put options on a currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

         When a Fund writes a put or call option on a foreign currency, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of its obligations under the option will be segregated by the Fund's custodian to collateralize the position.

         CURRENCY FUTURES CONTRACTS. Each Fund may enter into currency futures contracts, as described under "Futures Transactions" below.

         CURRENCY SWAPS. Each Fund may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their currency swap positions entered into for hedging purposes. Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, or the delivery of the net amount of a party's obligations over its entitlements. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. Each Fund will maintain in a segregated account with the Fund's custodian cash, U.S. Government securities, or other liquid debt or equity securities equal to the amount of the Fund's obligations, or the net amount (if any) of the excess of the Fund's obligations over its entitlements, with respect to swap transactions. To the extent that such amount of a swap is segregated, the Global Company and the Investment Manager believe that swaps do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

         The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund entering into a currency swap would be less favorable than it would have been if this investment technique were not used.


INTEREST RATE SWAPS


         Each Fund may enter into interest rate swaps, caps and floors and will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligation over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one Nationally Recognized Rating Organization at the time of entering into such transaction. The Investment Manager will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.


         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as principals and as agents using standardized swap documentation. The Investment Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e. writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.


OPTIONS TRANSACTIONS

         Each Fund may purchase listed put and call options on any securities which it is eligible to purchase as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by a Fund may not in each case exceed 5% of the value of the net assets of the Fund as of the date of purchase. In addition, a Fund will not purchase options if more than 25% of the value of its net assets would be hedged.

         A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. Put and call options on various stocks and financial indices are traded on U.S. and foreign exchanges. A put option is covered if the writer segregates cash, U.S. Government securities or other liquid debt or equity securities equal to the exercise price. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a put or call option that it had written by purchasing an identical put or call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option that it had purchased by writing an identical put or call option; this is known as a closing sale transaction. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.

         PURCHASING PUT AND CALL OPTIONS

         PUT OPTIONS. If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an "insurance policy", as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security which the Investment Manager feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the strike price of the put and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

         CALL OPTIONS. If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of "insurance policy" to hedge against losses that could incur if a Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security increases, the price the Fund pays for the security will in effect be increased by the premium paid for the call.

         WRITING PUT AND CALL OPTIONS. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. When a Fund writes a put option, the purchaser acquires the right to sell to the Fund the underlying security at a specified price at any time during the term of the option or on the option expiration date. When a Fund writes a call option, the purchaser acquires the right to purchase from the Fund the underlying security at a specified price at any time during the term of the option. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         STOCK INDEX OPTIONS. Each Fund may purchase put and call options with respect to stock indices such as the S&P 500 Price Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

         The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an index option depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

         Index prices may be distorted if trading of certain stocks included in an index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

         DEALER OPTIONS. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange-traded option, and may be subject to a Fund's restriction on investment in illiquid securities. In addition, dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the options.


SHORT SALES

         Each Fund may engage in short sales transactions. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

         The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

         In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

         To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


DELAYED DELIVERY TRANSACTIONS

         Each Fund may purchase securities on a delayed or "when issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Funds generally do not intend to enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities may be more or less than the agreed upon price.

         The Funds will segregate cash, U.S. Government securities or other liquid debt or equity securities in an amount sufficient to meet its payment obligations with respect to any such transactions. The extent that assets are segregated for this purpose, a Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.


FUTURES TRANSACTIONS

         Each Fund may enter into futures contracts for the purchase or sale of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities. For example, if a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

         FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the currency, security or index at the close of the last trading day of the contract and the price at which the currency, security or index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the currency, security or index. No physical delivery of the underlying currency, securities, or securities in the index is made.

         Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the price of the underlying currency or stock index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when a Fund has purchased a currency futures contract and the price of the underlying currency has risen, the Fund's position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has purchased a currency futures contract and the price of the underlying currency has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

         CHARACTERISTICS OF FUTURES OPTIONS. Each Fund may also purchase call options and put options on securities or index futures contracts ("futures options"), and each Fund may purchase futures options on currencies. A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

         Purchase of Futures. Each Fund may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates. Similarly, when the Investment Manager anticipates a significant stock market or stock market sector advance, a Fund may purchase a stock index futures contract which affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchase of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.

         SALE OF FUTURES. Each Fund may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of a Fund's portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies. Similarly, a Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by doing so, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

         PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of a put option on a currency, financial or index futures contract is analogous to the purchase of a put on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. For example, put options on futures may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

         PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on a currency, financial or index futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate or interest rate movements or temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual security or index, which can be used as a substitute for a position in the security or index itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying currency, security or index itself, the call option may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the underlying currency, security or index futures contract. Like the purchase of a currency, financial or index futures contract, a Fund would purchase a call option on a currency, financial or index futures contract to hedge against an unfavorable movement in exchange rates, interest rates or securities prices.

         LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be segregated with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.

         REGULATORY MATTERS. The Global Company has filed a claim of exemption from registration of the Funds as commodity pools with the Commodity Futures Trading Commission (the "CFTC"). Each Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a commodity pool operator and as a commodity trading advisor.


DEBT SECURITIES

         The Global Equity Fund may, and the Strategic Income Fund will, purchase debt obligations. Such debt obligations may include short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of a debt obligation generally varies inversely with prevailing interest rates.

         RATINGS. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. In general, debt securities held by a Fund will be treated as investment grade if they are rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, are determined by the Investment Manager to be of comparable quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. If the rating of an investment grade security held by a Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. The Global Equity Fund and Strategic Income Fund may invest in debt securities rated, at the time of purchase, below investment grade. Refer to the section entitled "Investment and Risk Considerations" for the risks associated with below investment grade debt securities.

         GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. For example, securities such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported by the credit of the entity that issued them.

         Each Fund may invest in sovereign debt obligations of foreign countries. A number of factors affect a sovereign debtor's willingness or ability to repay principal and interest in a timely manner, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

         ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES. Each Fund may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or with a face value equal to the amount of the coupon payment that would have been made.

         Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


         PASS THROUGH SECURITIES. Each Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities, including those issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA").


         GNMA Certificates are mortgage-related securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid on the mortgage pool, net of fees paid to the intermediary and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation securities ("PCs") and guaranteed mortgage securities ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

         Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Pass-through securities are subject to prepayment risk. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         MUNICIPAL SECURITIES. Each Fund may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region, where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary. Such securities must be rated at least "A" or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's").

         Each Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

         MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Strategic Income Fund may invest in tax exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.



         MUNICIPAL LEASE OBLIGATIONS. The Strategic Income Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.



         SHORT-TERM OBLIGATIONS. Each Fund may invest in short-term municipal obligations. These securities include the following:


         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.


         MORTGAGE-BACKED SECURITIES. The Funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on various types of mortgages, including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may invest in them if the Investment Manager determines they are consistent with the Funds' investment objectives and policies.


         The value of a mortgage-backed security may change due to shifts in the market's perceptions of the issuer. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage-backed securities are subject to prepayment risk as described above under "Pass Through Securities." Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The Funds will invest in CMOs and mortgage-backed securities only if the Investment Manager determines that they are marketable.

         FOREIGN MORTGAGE-RELATED SECURITIES. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g. Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.


         ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which include undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bonds or limited guarantees. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities ultimately depend upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their returns. (As prepayments flow through at par, total returns would be affected by the prepayments; if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.) The Funds will invest in asset backed securities only if the Investment Manager determines that they are marketable.


OTHER INCOME-PRODUCING SECURITIES


         Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities. The Fund will purchase standby commitments, tender option bonds, inverse floaters and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.


         VARIABLE OR FLOATING RATE OBLIGATIONS. These types of securities bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers of certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

         TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer, or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

         INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security or an index.


         INDEX AND CURRENCY-LINKED SECURITIES. Each Fund may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.


         Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Manager. Markets, underlying securities, and indexes may move in a direction that was not anticipated by the Investment Manager. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S and abroad. Certain derivative instruments may be illiquid.

CONVERTIBLE SECURITIES AND WARRANTS

         Each Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         As a matter of operating policy, no Fund will invest more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt, securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's entire investment therein.


SYNTHETIC CONVERTIBLE SECURITIES

         Each Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


PREFERRED STOCK

         Each Fund may purchase preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

BORROWING MONEY

         From time to time, it may be advantageous for a Fund to borrow money rather than sell portfolio securities to raise the cash to meet redemption requests. In order to meet such redemption requests, each Fund may borrow from banks or enter into reverse repurchase agreements. Each Fund may also borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Fund will not borrow money for leveraging purposes. A Fund may continue to purchase securities while borrowings are outstanding. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less it liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase transactions are considered to be borrowings.

         A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Board of Directors), and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number od days (usually not more than seven) from the date of purchase.


 "ROLL" TRANSACTIONS


         Each Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitments, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


         A Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. A Fund will not enter into roll transactions if, as a result, more than 50% of the Fund's net assets would be segregated to cover such contracts.


LENDING PORTFOLIO SECURITIES

         Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by the Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

OTHER INVESTMENT COMPANIES


         The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, each Fund may invest up to 10% of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. Furthermore, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company.



         If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies' management or administrative fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.


INVESTMENT IN ILLIQUID SECURITIES

         Each Fund may invest up to 15% of the value of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether certain securities held by a Fund are liquid and illiquid pursuant to standards adopted by the Board of Directors.

         The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of tracking in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

         The Funds' investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

         The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Manager may determine in particular cases, pursuant to standards adopted by the Global Company's Board of Directors (the "Board of Directors"), that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.


CASH-EQUIVALENT INSTRUMENTS

         Other than as described under INVESTMENT RESTRICTIONS below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors ; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, a Fund may invest up to 100% of its assets in such cash-equivalent investments.

         A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

PORTFOLIO TURNOVER

         Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, a Fund's investment objective, and the need for funds for the redemption of a Fund's shares.

         For example, a 150% portfolio turnover rate would occur if the value of purchases or sales of portfolio securities (whichever is less) by a Fund for a year (excluding purchases of U.S. Treasury issues and securities with a maturity of one year or less) were equal to 150% of the average monthly value of the securities held by the Fund during such year. As a result of the manner in which turnover is measured, a high turnover rate could occur during periods when a Fund's assets are growing or shrinking. A high portfolio turnover rate would increase a Funds' brokerage commission expenses and other transaction costs, and may increase its taxable gains.


RISK CONSIDERATIONS


INVESTMENTS IN FOREIGN SECURITIES GENERALLY

         Investments in foreign securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include higher rates of interest on debt securities than are available from domestic issuers, the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not necessarily move in a manner parallel to U.S. stock markets.

         At the same time, however, investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, each Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

         In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of a Fund, including the withholding of tax on interest, dividends and other distributions and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

         Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objectives.

         In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

         Investment in debt securities of supranational organizations involves additional risks. Such organizations' debt securities generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

DEPOSITARY RECEIPTS

         In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. In addition, to the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipts to issue and service depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

         The information available for American Depositary Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards generally are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States. The information that is available concerning the issuers of the securities underlying European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.

         A depositary receipt will be treated as an illiquid security for purposes of a Fund's restriction on the purchases of such securities unless the depositary receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES

         There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets, in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

         Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, custodial services and other costs related to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Funds' investment returns from such securities.

         In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability of additional investments in those countries.


INVESTMENTS IN SMALLER COMPANIES

         Investment in the securities of companies with smaller market capitalizations involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative.

         Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.


CONVERTIBLE SECURITIES

         Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.


BELOW INVESTMENT GRADE DEBT SECURITIES

         The Funds may invest in debt securities rated below investment grade. Lower quality debt securities held by the Funds will be rated at least B by Standard & Poor's, an equivalent rating by another recognized rating agency or, if unrated, judged by the Investment Manager to be of comparable quality, if the Investment Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Debt securities rated below investment grade or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher-rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are generally considered to be subject to greater market risk in times of deteriorating economic conditions, and to wider market and yield fluctuations, than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities. The Investment Manager will try to reduce the risk inherent in the Funds' investments in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Manager's research and credit analysis are a correspondingly more important aspect of its program for managing the Funds' investments in such debt securities. The Investment Manager will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, or have improved or are expected to improve in the future.

         Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity.


DELAYED-DELIVERY TRANSACTIONS

         Each of the Funds may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A Fund may receive fees for entering into delayed-delivery transactions. When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may dispose of or renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

OPTIONS

         There are several risks associated with transactions in options on securities, currencies and financial indices. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instruments; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         In addition, when trading options on foreign exchanges, many of the protections afforded to participants in U.S. option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

         Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.


FUTURES TRANSACTIONS

         There are several risks in connection with the use of futures contracts in the Funds. One risk arises because the correlation between movements in the price of a futures contract and movements in the price of the security or currency which is the subject of the hedge is not always perfect. The price of the futures contract acquired by a Fund may move more than, or less than, the price of the security or currency being hedged. If the price of the future moves less than the price of the security or currency which is the subject of the hedge, the hedge will not be fully effective but, if the price of the security or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the security or currency being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the security or currency which is the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of a security or currency being hedged and movements in the price of the futures, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the security or currency being hedged, if the historical volatility of the price of such security or currency has been greater than the historical volatility of the security or currency. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the security or currency being hedged is less than the historical volatility of the security or currency.

         Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by a Fund may result in immediate and substantial loss, or gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.

         When futures are purchased by a Fund to hedge against a possible unfavorable movement in a currency exchange rate before the Fund is able to invest its cash (or cash equivalents) in stock or debt instruments in an orderly fashion, it is possible that the currency exchange rate may move in a favorable manner instead. If the Fund then decides not to invest in stock or debt instruments at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the security or currency which is the subject of a hedge, the price of futures contracts may not correlate perfectly with movements in the index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the security or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the index or currency and movements in the price of index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a short time frame.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

         Compared to the use of a futures contract, the purchase of an option on a futures contract involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.

         A Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge a portfolio security or currency, an increase in the price of the security or currency, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the security or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.

         Successful use of futures by the Funds is subject to the Investment Manager's ability to predict correctly movements in the direction of the security and currency markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might, but would not necessarily be at increased prices which would reflect the rising market. Similarly, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager and its predecessors have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.


OTHER RISK CONSIDERATIONS

         Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.

         A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement entered into by a Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. Similarly, when a Fund engages in when-issued, reverse repurchase, forward commitment and related settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially.

         Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.


INVESTMENT RESTRICTIONS


FUNDAMENTAL POLICIES

         Each Fund has adopted certain investment restrictions that are fundamental policies that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The

"vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of (i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions provide that a Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities).

2. Acquire more than 10% of the outstanding voting securities of any one issuer.

3. Invest in companies for the purpose of exercising control or management.

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

5. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

6. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 15% of the value of the Fund's total assets.

7. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

8. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Global Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders.

9. Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Global Company, other than unaffiliated broker-dealers.

10. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

11. Issue senior securities, except that the Fund may borrow money as permitted by restriction 4 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

12. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

13. Invest more than 15% of the value of its net assets in securities that are illiquid.


OPERATING POLICIES

         Each Fund has adopted certain investment restrictions that are not fundamental policies and may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that a Fund may not:

1. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

         The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Global Company under the 1940 Act does not involve any supervision by any federal or other agency of the Global Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.


EXECUTION OF PORTFOLIO TRANSACTIONS

         The Investment Manager, subject to the overall supervision of the Board of Directors, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of a transaction, the Investment Manager evaluates a wide range of criteria, including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate to the Investment Manager that a particular broker is in a position to obtain the best execution, the order is placed with that broker. This may or may not be a broker that has provided investment information and research services to the Investment Manager.

         Such investment information may include, among other things: a wide variety of written reports or other data on individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; information about companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of, or be delivered by, computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

         Subject to the requirement of seeking the best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In electing such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Investment Manager exercises investment discretion. The Investment Manager evaluates all commissions paid in order to ensure that the commissions represent reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds), and a Fund's commissions may be paid to a broker or dealer who supplied research services not used by the Fund. However, the Investment Manager expects that each Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

         Subject to the requirement of seeking the best execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. The Global Company anticipates that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

         The Investment Manager has no obligation to purchase or sell for a Fund any security that it, or its officers or employees, may purchase or sell for the Investment Manager's or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction appears unsuitable, impractical or undesirable for the Fund. Additionally, the Investment Manager does not prohibit any of its officers or employees from purchasing or selling for their own accounts securities that may be recommended to or held by the Investment Manager's clients, subject to the Investment Manager's and the Funds' Code of Ethics.


         The Funds also invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security. For the fiscal years ended December 31, 1999 and December 31, 2000, the Global Equity Fund paid total brokerage commissions of $979,000 and $5,702, respectively.



         Of the total commissions paid during the fiscal year ended December 31, 2000, (100%) were paid to firms which provided research, statistical or other services to the Investment Manager. The Investment Manager has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.



         During fiscal year ended 2000 the Global Equity Fund acquired the securities of four of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act). At December 31, 2000, the Global Eqiuity Fund's holdings in Deutsche Bank AG, Citigroup, Inc., Bank of New York, Inc. and Prudential Corp. PLC were valued at $7,000, $7,000, $8,000 and $7,000, respectively. The Strategic Income Fund did not acquire the securities of any of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended 2000.

         As noted below, the Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"). Dresdner Kleinwort Wasserstein Securities LLC ("Dresdner Kleinwort Wasserstein") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Funds through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

         In all such cases, the Dresdner Affiliates will act as agent for the Funds, and the Investment Manager will not enter into any transaction on behalf of the Funds in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of brokerage commissions separate from the Investment Manager's management fee. The Investment Manager's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate must be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.

         The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit plans, as well as individuals. In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio.


DIRECTORS AND OFFICERS


         The names and addresses of the Directors and officers of the Global Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.



         DEWITT F. BOWMAN, (70), Chairman and Director (since 1995). Interim Treasurer, Regents of the University of California (since 2000); Director, Forward Funds (since 2000) and Wilshire Target Funds, Inc. (since 1996); Principal, Pension Investment Consulting (since 1994); Chief Investment Officer, California Public Employees Retirement System (from 1989 to 1994); Trustee, RREEF America REIT, Inc. (since 1994), Brandes Institutional International Investment Trust (since 1995), Pacific Gas and Electric Nuclear Decommissioning Trust (since 1994), and PCG Private Equity Fund (since 1998).



         ROBERT J. BIRNBAUM (73), DIRECTOR. Director, Chicago Board Options Exchange (since 1998) and Chicago Mercantile Exchange (from 1990 to 1998); Trustee, Liberty All-Star Growth Fund, Inc. (since 1997), Colonial Funds (from 1995 to 1999) and Liberty All-Star Equity Fund, Inc. (since 1994).

         THEODORE J. COBURN (47), DIRECTOR. Partner, Brown, Coburn & Co., (consulting firm, since 1991); Education Associate at Harvard University Graduate School of Education (since 1996); Trustee, Nicholas-Applegate Mutual Funds (since 1992); Director, Nicholas-Applegate Fund, Inc. (since 1987), Video Update, Inc. (retail, since 1998), Measurement Specialties, Inc. (industrial traducers, since 1995) and Moovies, Inc. (since 1995).



         PAMELA A. FARR, (55), Director. Independent Management Consultant and Partner, Best & Co. LLC (manufacturer and retailer of children's clothing and accessories, from 1996 to 1999); and President, Banyan Homes, Inc. (real estate development and construction, from 1991 to 1996).



         ALFRED FIORE (63), DIRECTOR. General Manager, Ross Consulting (employee benefit consulting firm, since 1988); Executive Vice President and Chief Financial Officer, Parlux Fragrances, Inc. (since 1987); Executive Vice President and Chief Financial Officer, Concord Assets Group, Inc. (real estate manager, since 1986) and Director, Southeast Frozen Foods Corporation (since
1998).



         GEORGE B. JAMES, (63), Director. Senior Vice President and Chief Financial Officer, Levi Strauss & Co. (1985 to 1999); Director, Pacific States Industries (since 1985), Canned Foods Grocery Outlets (since 1990), Crown Vantage, Inc. (paper and paper products, since 1995), Clayton Group Services, Inc. (environmental consulting services, since 1997), Sharper Image (since
1999), and Callidus Software (since 1999).



         *JOHN A. KRIEWALL (60) Director. Retired Managing Director, Co-Chief Investment Officer of the Midcap Team of the Investment Manager, member of Midcap Team Management Committee of the Investment Manager; Co-CIO of Small and Mid Cap Teams of the Investment Manager; and Member of the Equity Management Group of the Investment Manager (associated with the Investment Manager since
1973);



         GEORGE G.C. PARKER, (61), Director. Senior Associate Dean for Academic Affairs and Director of the MBA Program and Dean Witter Professor of Finance, Graduate School of Business, Stanford University (since 1973); Director, California Casualty Group of Insurance Companies (since 1977), BB&K Holdings, Inc. (holding company for financial services companies, since 1980), Affinity Group Holdings, Inc. (marketing, since 1998), Tejon Ranch Company (fish and livestock, since 1999) and iShares Inc. (investment company, since 1999).



         KENNETH E. SCOTT, (71), Director. Ralph M. Parsons Professor of Law and Business, Stanford Law School (since 1967); Director, certain registered investment companies managed by American Century Investments (since 1972).



         *Interested Person of the Global Company as such term is defined in the 1940 Act by virtue of his affiliation with the Investment Manager..



         ANTHONY AIN, (41), President. Managing Director and General Counsel of the Investment Manager (since 1992); Counsel to Commissioner Joseph A. Grundfest and Senior Special Counsel in Division of Market Regulation, United States Securities and Exchange Commission (from 1988 to 1992); and Associate, Fried, Frank, Harris, Shriver & Jacobson (securities and banking law, from 1984 to
1988).



         ROBERT J. GOLDSTEIN, (38), Vice President and Secretary. Director and Associate General Counsel of the Investment Manager (since 1997) ; Associate, Weil, Gotshal & Manges (private investment, hedge funds, international, transactional and general corporate matters, from 1990 to 1996).



         KARIN L. BROTMAN, (34), Assistant Secretary. Assistant Fund Counsel of the Investment Manager (since 1997); Product Manager, Fidelity Investments (from 1995 to 1997); and Account Officer, Fleet Financial Group (from 1993 to 1995).



         JENNIE W. KLEIN, (36), Vice President and Treasurer. Director of Investment Operations of the Investment Manager (since 1994); Manager, G.T. Capital Management (financial reporting and compliance, from 1991 to 1994); and Auditor, KPMG Peat Marwick (from 1988 to 1991).

         GLEN WONG, (39), Assistant Treasurer. Manager, Fund Administration of the Investment Manager (financial reporting, compliance, tax reporting, fund accounting, budgeting and shareholder servicing, since 1999); Supervisor, Franklin Templeton (mutual fund operations and financial reporting, from 1995 to 1998).



         STEVEN L. WONG, (34), Assistant Treasurer. Assistant Director, Fund Administration of the Investment Manager (financial reporting, compliance, tax reporting, fund accounting, budgeting and shareholder servicing, since 1994); Senior Auditor, KPMG Peat Marwick (from 1992 to 1994); and Fund Accountant, Franklin Funds (from 1991 to 1992).


         Regular meetings of the Global Company's Board of Directors are held on a quarterly basis. The Global Company's Audit Committee, whose present members are DeWitt F. Bowman, Alfred Fiore and George B. James meet with its independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each Director of the Global Company receives a fee of $30,000 per year plus $5,500 for each Board meeting attended. Each Director is reimbursed for travel and other expenses incurred in connection with attending Board meetings.


         The following table sets forth the aggregate compensation paid by the Global Company for the fiscal year ended December 31, 2000, to the Directors for service on the Board of Directors and that of all other funds in the "Company complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):




                                                         Pension or
                                                         Retirement                                     Total Compensation
                                                      Benefits Accrued                               from the Global Company
                                 Aggregate               as Part of                                     and Global Company
                                Compensation        the Global Company's        Estimate Annual              Complex
                              from the Global             Expenses               Benefits Upon         Paid to Director (1)
           Name                   Company                                         Retirement
-----------------------      -----------------     ----------------------      -----------------    ---------------------------
DeWitt F. Bowman                 $27,500                  $27,250                     N/A                  $54,500+

Robert J. Birnbaum                   N/A                    N/A                       N/A                  $16,000++

Theodore J. Coburn                   N/A                    N/A                       N/A                  $15,000++

Pamela A. Farr                   $22,500                  $49,500                     N/A                  $49,500+

Alfred W. Fiore                      N/A                    N/A                       N/A                  $16,000++

George B. James                  $27,500                    None                      N/A                  $54,500+

John A. Kriewall                     N/A                    None                      N/A                  $20,250+

George G.C. Parker               $22,500                  $52,500                     N/A                  $52,500+

Kenneth E. Scott                     N/A                  $15,000                     N/A                  $30,000+
                            ---------------------------------------------------------------------------------------------------
Total                           $100,000                  $144,250                                        $308,250



(1) During the fiscal year ended December 31, 2000, there were fourteen funds in the complex.



(+)      Reflects compensation earned as a Director of Dresdner RCM Capital
Funds, Inc. (the "Capital Company"). The series of the Capital Company were recently reorganized as newly created series of the Global Company. Messrs. Kriewall and Scott became members of the Global Company's Board of Directors on December 29, 2000.



(++)     Reflects compensation earned as a Director of Dresdner RCM Investment
Funds Inc. (the "Investment Company"). The sole series of the Investment Company was recently reorganized as a newly created series of the Global Company. Messrs. Birnbaum, Coburn and Fiore became members of the Global Company's Board of Directors of March 6, 2001.


         Each Director of the Global Company who is not an "interested person" as that term is defined in the 1940 Act, of the Investment Manager may elect to defer receipt of all or a portion of his or her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested in either 90-day U.S.

Treasury bills or in shares of the Common Stock of the Global Company, or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability. The obligation to makes these payments to the Directors of the Global Company pursuant to the Directors' Plan is a general obligation of the Global Company. Each Fund may, to the extent permitted by the 1940 Act, invest in 90-day U.S. Treasury bills or the Common Stock of the Global Company to match its share of the deferred compensation obligation under the Directors' Plan.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of December 31, 2000, no Director or officer of the Global Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Global Company.



         As of March 31, 2001, there were 135,748 shares of the Global Equity Fund and 89,252 shares of the Strategic Income Fund outstanding. On that date, the following were known to the Global Company to own of record more than 5% of the Funds' outstanding capital stock:



         Name and Address of                                         % of Shares
         Beneficial Owner                         Shares Held        Outstanding
         GLOBAL EQUITY FUND

         Clients of Dresdner Bank AG                 135,748             100%
         Investment Management Institutional
         Asset Management Division
         Jurgen-Ponto-Platz
         60301 Frankfurt
         Germany

         STRATEGIC INCOME FUND

         Clients of Dresdner Bank AG                  89,252             100%

         Investment Management Institutional
         Asset Management Division
         Jurgen-Ponto-Platz
         60301 Frankfurt
         Germany


THE INVESTMENT MANAGER

         The Board of Directors of the Global Company has overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board of Directors has approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. The Global Company has retained as the Funds' Investment Manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970.


         The Investment Manager is an wholly owned subsidiary of Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). US Holdings is a registered investment adviser and is a subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization headquartered in Frankfurt Germany, whose principal executive offices located at Jurgen-Ponto-Platz 1, 600329 Frankfurt/Main, Germany. With total consolidated assets as of December 31, 2000, of EUR 484 billion (USD 456 billion), and approximately 1,300 offices and 51,000 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services including, traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this SAI, the six members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler, Susan C. Gause and Luke D. Knecht.


         Dresdner and the Investment Manager, by virtue of Dresdner's banking operations in the United States, are subject to U.S. banking laws and regulations. U.S. banking organizations generally may act as advisers to investment companies and may buy and sell investment company shares for their customers. The Investment Manager believes that it may perform the services contemplated by its investment management agreements with the Global Company without violating these banking laws or regulations. In addition, effective March 11, 2000, banking organizations that qualify as and elect to become financial holding companies are permitted to sponsor and distribute the shares of investment companies. Thus, the extent to which Dresdner qualifies and elects to engage in these activities, as well as future changes in legal requirements or regulatory interpretations relating to permissible activities of banking organizations and their affiliates, could affect the nature and scope of services provided to the Global Company by the Investment Manager or its affiliates.

         The Investment Manager provides the Funds with investment supervisory services pursuant to Investment Management Agreements, Powers of Attorney and Service Agreements (the "Management Agreements") dated as of December 30, 1998. The Investment Manager manages the Funds' investments, provides various administrative services, and supervises the Funds' daily business affairs, subject to the authority of the Board of Directors. The Investment Manager is also the investment manager for Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Balanced Fund, Dresdner RCM International Growth Equity Fund, Dresdner RCM MidCap Fund, Dresdner RCM Small Cap Fund and Dresdner RCM Europe Fund, each a series of Dresdner RCM Global Funds, Inc.; and RCM Strategic Global Government Fund, Inc., Bergstrom Capital Corporation and Dresdner RCM Global Strategic Income Fund, Inc., each closed-end management investment companies. A Fund's Management Agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Global Company's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

         Each Fund has, under its respective Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) fees pursuant to the Fund's Rule 12b-1 plan, (g) legal and audit fees, (h) SEC and "Blue Sky" registration expenses, and (i) compensation, if any, paid to officers and employees of the Global Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Funds. Expenses attributable to a Fund are charged against the assets of the Fund.

         For the services rendered by the Investment Manager under each Fund's Investment Management Agreement, each Fund pays management fees at an annualized rate of its average daily net assets, as described in the Prospectus. For the fiscal years ended December 31, 2000 and 1999 the Funds' paid the following management fees:



          --------------------------  -----------------------------   --------------------------------
                                                   1999                            2000
          --------------------------  -----------------------------   --------------------------------

                                        Management     Management      Management        Management
                                          Fees         Fees after         Fees           Fees after
                                                         Waiver                            Waiver
          --------------------------  -----------------------------   --------------------------------
          Global Equity Fund              $8,450       $(141,798)           $11,646       $(143,599)
          --------------------------  -----------------------------   --------------------------------

          Strategic Income Fund          $22,098        $(97,568)           $7,837         $(140,979)
          --------------------------  -----------------------------   --------------------------------


         The Investment Manager has contractually agreed to limit each Fund's expenses as described in the Prospectus. Each Fund has agreed to reimburse the Investment Manager, for a period of up to five years, for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. This obligation will not be recorded on the books of a Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Investment Manager will be accrued by the Fund as a liability.

         Each Fund's Management Agreement provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Manager's reckless disregard of its duties and obligations under the Management Agreement. The Global Company has agreed to indemnify the Investment Manager out of the assets of each Fund, against liabilities, costs and expenses that the Investment Manager may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Manager in connection with the performance of its duties or obligations under the Management Agreement with respect to the Fund or otherwise as investment manager of the Fund. The Investment Manager is not entitled to indemnification with respect to any liability to a Fund or its stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Management Agreement.

         Each Management Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund which is the subject of the Management Agreement, by a vote of the majority the Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).


THE DISTRIBUTOR


         Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 (the "Distributor") serves as Distributor to each Fund. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of The BISYS Group, Inc., which provides distribution and other related services with respect to investment products.

DISTRIBUTION AGREEMENT

         Pursuant to a Distribution Agreement with the Global Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in each Fund's Management Agreement discussed above. Pursuant to the Distribution Agreement, the Global Company has agreed to indemnify the Distributor out of the assets of each Fund to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 arising in connection with the Distributor's activities on behalf of the Funds.

         The Global Company also has an Agreement with the Investment Manager and the Distributor pursuant to which the Distributor has agreed to provide: regulatory, compliance and related technical services to the Global Company; services with regard to advertising, marketing and promotional activities; and officers to the Global Company. The Investment Manager is required to reimburse the Global Company for any fees and expenses of the Distributor pursuant to the Agreements.


DISTRIBUTION AND SERVICE PLAN


         The Global Company, on behalf of each of its Funds, has adopted a distribution and service plan, (the " Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in connection with providing distribution and shareholder support services to such shares. Class I shares are not subject to 12b-1 fees. The Distributor is reimbursed for: (a) expenses incurred in connection with advertising and marketing the Class N shares of each Fund, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Fund's prospectus and statement of additional information.


         The Plan continues in effect from year to year with respect to each Fund, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the Global Company, including a majority vote of the Directors who are not "interested persons" of the Global Company within the meaning of the 1940 Act and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the outstanding shares of the Fund. The Plan may not be amended to increase materially the amounts to be paid by a Fund for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors of the Global Company in the manner described above. The Plan will automatically terminate in the event of its assignment.

         If in any year Funds Distributor is due more from the Fund for such services than is immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward while the Plan is in effect until such later year as it may be paid. There is not limit on the periods during which unreimbursed expenses may be carried forward, although the Funds are not obligated to repay any outstanding unreimbursed expenses that may exist if the Plan is terminated or not continued. No interest, carrying, or finance charge will be imposed on any amounts carried forward.

         The Distributor may pay broker-dealers and others, out of the fees it receives under the Distribution Plan, quarterly trail commissions of up to 0.25%, on an annual basis, of the average daily net assets attributable to the N class of shares of each Fund held in the accounts of their customers.

         Pursuant to the Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of shares of the N Class shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors of the Global Company who are not "interested persons" of the

Global Company within the meaning of the 1940 Act will be committed to Directors who are not interested persons of the Global Company.


         During fiscal 2000, there were no Class N shares of the Funds' outstanding and therefore no 12b-1 fees were paid by either Fund.


THE ADMINISTRATOR

         The administrator of the Global Company is State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02109.

         Pursuant to an Administration Agreement with the Global Company, State Street is responsible for performing all administrative services required for the daily operation of each such Fund, subject to the control, supervisons and direction of the Global Company and the review and comment by the Global Company's auditors and legal counsel. State Street has no supervisory responsibility over the investment operations of the Funds. Administrative services performed by State Street include, but are not limited to, the following: overseeing the determination and publication of the Funds' net asset values; overseeing the maintenance by the Global Company's custodian of certain books and records of the Funds; preparing the Funds' federal, state and local tax returns; arrange for payment of the Funds' expenses; and preparing the financial information for the Global Company's semi-annual and annual reports, proxy statements and other communications.

         For its services, State Street receives annual fees pursuant to the following schedule:

                                                    ANNUAL FEE
         Average Assets                    Expressed  in Basis  Points:
                                                   1/100 of 1%
         First $250 Million/Fund                    2.50
         Next $250 Million/Fund                     1.75
         Thereafter                                 1.00
         Minimum/Fund                               $57,500

         Fees are calculated by multiplying each Average Asset Break Point in the above schedule by the number of Funds in the Dresdner RCM complex to determine the breakpoints used in the schedule. Total net assets of a Fund will be used to calculate the fee by multiplying the net assets of the Fund by the basis point fees in the above schedule. The minimum fee will be calculated by multiplying the minimum fee by the number of Funds in the complex to arrive at the total minimum fee. The greater of the basis point fee or the minimum fee will be charged equally to each Fund in the complex.


OTHER SERVICE PROVIDERS

         State Street acts as the transfer agent, redemption agent and dividend paying agent for the Funds. State Street also acts as custodian for the Fund. The custodian is responsible for the safekeeping of the Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171.

         PricewaterhouseCoopers LLP ("PwC") acts as the independent public accountants for the Funds. PwC audits the financial statements and financial highlights for the Funds and provides other audit, tax, and related services. PwC's principal business address is 160 Federal Street, Boston, Massachusetts 02110.


NET ASSET VALUE

         For purposes of the computation of the net asset value of each share of each Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of regular trading on the day the securities are being valued, unless the Board of Directors or a duly constituted committee of the Board determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on the NASDAQ Stock Market or a similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Board of Directors deems appropriate to reflect their fair value.

         Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors in good faith deems appropriate to reflect their fair value.

         Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of regular trading on the New York Stock Exchange. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

         Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

         Debt obligations with maturities of 60 days or less are valued at amortized cost. The Global Company may use a pricing service approved by the Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual rating characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

         The Board of Directors of the Global Company has adopted guidelines and procedures for valuing portfolio securities for which market quotations are not readily available and has delegated to a Pricing Committee the responsibility for determining the basis for pricing such securities. Such pricing may be used only when no reliable external price is available from a pricing service, from a dealer quotation, or from a recent sale.


PURCHASE AND REDEMPTION OF SHARES

         The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is normally calculated once daily at the close of regular trading (normally 4:00 P.M. Eastern time) on the New York Stock Exchange on each day that the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day,President's Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by Boston Financial Data Services ("BFDS") prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to BFDS. The Global Company reserves the right in its sole discretion to suspend the continued offering of one or more of its Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Fund and its respective shareholders.


REDEMPTION OF SHARES

         Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the extent practicable, representing a pro rata portion of each of the portfolio securities held by the Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if the Global Company believes that honoring such request is in the best interests of such series. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee provided they are transmitted to the Fund's transfer agent on the same day.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         Each income dividend and capital gain distribution, if any, declared by a Fund will be paid in full and fractional shares based on the net asset value as determined on the ex-dividend date for such distribution, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or other distribution portion thereof in cash. Changes in the manner in which dividend and other distribution payments are paid may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the Global Company and will be effective as to any subsequent payment if such notice is received by the Global Company prior to the record date used for determining the stockholders entitled to such payment. Any distribution election will remain in effect until the Global Company is notified by the stockholder in writing to the contrary.

REGULATED INVESTMENT COMPANY

         Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. Each Fund is treated as a separate corporation for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies are applied separately to the Funds. In addition, net capital gains (the excess of net long-term capital gain over net short-term capital loss), net investment income, and operating expenses are determined separately for each Fund. By complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax with respect to net investment income and net realized capital gains distributed to its stockholders.

         To qualify as a regulated investment company under Subchapter M, generally a Fund must: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies and certain other income (including gains from certain options, futures and forward contracts), ("Income Requirement"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         In any taxable year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and its net tax-exempt interest income (if any) ("Distribution Requirement"), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Funds expect to so distribute all of such income and gains on an annual basis and thus will generally avoid any such taxation.

         Even if a Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for a calendar year ending within the regulated investment company's taxable year over the "distributed amount" for that calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income and net gains from certain foreign currency transactions) for the calendar year, (ii) 98% of capital gain net income (generally both long-term and short-term capital gain) for the one-year period ending on October 31 (as though that period were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. The Funds intend to meet these distribution requirements to avoid Excise Tax liability.


         Any distributions declared by the Funds in October, November, or December to stockholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each stockholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividend and capital gain distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends-received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold the Fund shares for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, which are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Funds under federal, state, and local tax laws.

         If a stockholder sells his or her shares of a Fund within six months after the shares have been purchased by such a stockholder, and to the extent the stockholder realizes a loss on the sale of the shares, the stockholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to the shares. If a stockholder sells shares of a Fund within six months after the shares have been purchased, any losses realized by the stockholder on such a sale will be treated as long-term capital losses to the extent that the stockholder has received a long-term capital gain dividend distribution with respect to his or her shares of a Fund. However, any distributions by a Fund of long-term capital gains will be taxable to the stockholders as long-term capital gains, regardless of how long the stockholder has held the Fund's shares.

WITHHOLDING

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any stockholder (i) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (ii) who provides an incorrect taxpayer identification number; (iii) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (iv) who fails to provide a certified statement that he or she is not subject to "backup withholding."
This "backup withholding" is not an additional tax and any amounts withheld may be credited against the stockholder's ultimate U.S. tax liability.

         Dividends paid by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") generally will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply, however, if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with the conduct of a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gain to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to withholding or U.S. federal income tax.

FOREIGN CURRENCY, OPTIONS, FUTURES AND FORWARD CONTRACTS

         Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities of foreign currencies, will qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS

         Many of the options, futures contracts and forward contracts entered into by the Funds are "Section 1256 contracts." Any gains or losses realized on
Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. The 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

STRADDLE RULES

         Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the amount, character and timing of recognition of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Funds are not entirely clear.

         Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders. A Fund may make one or more elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to elections made. The rules applicable under certain elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

SECTION 988 GAINS AND LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security, contract or option and the date of disposition thereof are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES

         A Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" for that year.

         The foregoing is a general abbreviated summary of present U.S. federal income tax laws applicable to the Funds, their stockholders and dividend and capital gain distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and other distributions received from the Funds.


INVESTMENT RESULTS

         Average annual total return ("T") of a Fund is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by a Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                           P(1+T) to the power of n = ERV

         The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

         This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment; (ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by using ending values as determined above.

         Quotations of a Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following SEC formula:

                       YIELD = 2[(a - b + 1) to the power of 6 - 1]
                                   cd

      Where a = dividend and interest income during the period b = expenses accrued during the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net offering price per share on the last day of the period

         In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with a Fund's investment objective and policies.

         Each of the Funds may from time to time compare its investment results with data and mutual fund rankings published or prepared by Lipper Inc. and Morningstar, Inc., which rank mutual funds by overall performance, investment objectives, and assets.

         The Global Equity Fund may from time to time compare its investment results with the following:

1. THE S&P 500 INDEX which is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

2. THE MSCI ALL-COUNTRY WORLD FREE INDEX, which is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific regions. The Index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

         The Strategic Income Fund may from time to time compare its investment results with the following:

1. THE LEHMAN BROTHERS AGGREGATE INDEX, which is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

2. THE LEHMAN BROTHERS U.S. UNIVERSAL INDEX, which is an unmanaged market value weighted index that represents the broadest measure of the U.S. dollar denominated securities market. The Index combines the Lehman Brothers Aggregate Index, which is concentrated in AAA-rated and government quality issues, with the following sub-sectors High Yield, Emerging Markets, Rule 144a and Eurobond Dollar.

GENERAL INFORMATION

         The Global Company was incorporated in Maryland as an open-end management investment company on September 17, 1995.


         The authorized capital stock of the Global Company is 3,250,000,000 shares of capital stock (par value $.0001 per share), of which 50,000,000 shares have been designated as shares for each of the Strategic Income Fund and the Global Equity Fund. The Board of Directors of the Global Company may, in the future, authorize the issuance of other classes of shares of the Fund, or of other series of capital stock representing shares of additional investment portfolios or funds.


DESCRIPTION OF CAPITAL SHARES

         All shares of the Global Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are not conversion or preemptive rights in connection with any shares. All shares of the Funds when duly issued will be fully paid and non-assessable. The rights of the holders of shares of each Fund may not be modified except by vote of the majority of the outstanding shares of such Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed.

         Shares of the Global Company have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Global Company's shares voting for the election of the directors can elect 100% of the directors of the Global Company if they wish to do so. In such event, the holders of the remaining less than 50% of the shares of the Global Company voting for the election of directors will not be able to elect any person to the Board of Directors of the Global Company.

         The Global Company is not required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. The Global Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Global Company's outstanding voting securities, and will assist in communicating with its stockholders as required by Section 16(c) of the 1940 Act.

         Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or its Articles of Incorporation or Bylaws, the Global Company generally may take or authorize any extraordinary action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Global Company or may take or authorize any routine action upon approval of a majority of the votes cast.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Global Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding voting securities, as defined in the 1940 Act, of the series or class of the Global Company affected by the matter. Under Rule 18f-2, a series or class is presumed to be affected by a matter, unless the interests of each series or class in the matter are identical or the matter does not affect any interest of such series or class. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding voting securities, as defined in the 1940 Act. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the stockholders of the Global Company voting without regard to Fund.

         Each share of each Class of a Fund (Class N - Non-Institutional and Class I - Institutional) represents an equal proportional interest in the Fund with each other share of the same Class and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Class as are declared in the discretion of the Board of Directors. In the event of the liquidation or dissolution of the Global Company, stockholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such general basis as the Board of Directors may determine.


ADDITIONAL INFORMATION


COUNSEL


         Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. The validity of the capital stock offered by the Funds has been passed upon by Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters. Wilmer, Cutler & Pickering acts as special independent counsel to the Board of Directors.


LICENSE AGREEMENT


         Under a License Agreement dated as of December 11, 1997, the Investment Manager has granted the Global Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Global Company at any time, or to grant the use of such name to any other company. In addition, the Global Company has granted the Investment Manager, under certain conditions, the right to use any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.


FINANCIAL STATEMENTS

         Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to Stockholders for the year ended December 31, 2000, including the Report of Independent Accountants, dated February 16, 2001, the Statement of Assets and Liabilities, including the Portfolio of Investments and related Statement of Operations, Change in Net Assets, and the Financial Highlights. Copies of the Funds' Annual and Semi-Annual Reports to Stockholders will be available, upon request, by calling
(800) 726-7240, or by writing to P.O. Box 8025, Boston, MA 02266-8025.


REGISTRATION STATEMENT

         The Funds' Prospectus and this SAI do not contain all of the information set forth in the Global Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Global Company's registration statement, each such statement being qualified in all respects by such reference.